UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05878
                                    ---------

                         FRANKLIN VALUE INVESTORS TRUST
                         ------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 650 312-2000
                                                            ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/07
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                      OCTOBER 31, 2007
--------------------------------------------------------------------------------

                                              Franklin Balance Sheet
                                              Investment Fund

                                              Franklin Large Cap
                                              Value Fund

                                              Franklin MicroCap
                                              Value Fund

                                              Franklin MidCap
                                              Value Fund

                                              Franklin Small Cap
                                              Value Fund

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    ANNUAL REPORT AND SHAREHOLDER LETTER                    VALUE
--------------------------------------------------------------------------------

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                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                 FRANKLIN
           VALUE INVESTORS TRUST                       Eligible shareholders can
                                                       sign up for eDelivery at
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                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Economic and Market Overview ..............................................    3

Franklin Balance Sheet Investment Fund ....................................    5

Franklin Large Cap Value Fund .............................................   15

Franklin MicroCap Value Fund ..............................................   25

Franklin MidCap Value Fund ................................................   33

Franklin Small Cap Value Fund .............................................   43

Financial Highlights and Statements of Investments ........................   53

Financial Statements ......................................................   95

Notes to Financial Statements .............................................  104

Report of Independent Registered Public Accounting Firm ...................  121

Tax Designation ...........................................................  122

Board Members and Officers ................................................  123

Shareholder Information ...................................................  127

--------------------------------------------------------------------------------

Annual Report

Economic and Market Overview

During the 12 months ended October 31, 2007, the U.S. economy advanced at a moderate but uneven pace. Gross domestic product (GDP), as measured on a calendar quarter basis, grew an annualized 2.1% in the fourth quarter of 2006, but slowed to an annualized 0.6% rate in the first quarter of 2007 due in part to higher imports and lower spending for nondurable goods. In the second quarter, however, GDP growth advanced at an annualized 3.8% rate, supported by federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures. GDP grew an estimated annualized 4.9% in the third quarter of 2007 despite a struggling housing market that became more fragile with the abrupt unraveling of the subprime mortgage market.

The unemployment rate increased from 4.4% at the beginning of the period to 4.7% in October 2007. 1 Although consumer confidence in July neared a six-year high, it declined through period-end and the pace of consumer spending slowed as worries about the housing slump and high gasoline prices made individuals more cautious. After a welcome drop in energy costs during the latter half of 2006, oil prices established a new record high in October, crossing $94 per barrel in response to perceived tight supply and high demand for oil, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. For the 12 months ended October 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.2%, which was also its 10-year average rate. 1

Liquidity and financing became difficult to obtain in some corporate credit markets, which dampened the outlook for economic growth. In response, the Federal Reserve Board (Fed) lowered the federal funds target rate 75 basis points to 4.50% from 5.25% during the period. The 10-year Treasury note yield fell from 4.61% at the beginning of the period to 4.48% on October 31, 2007.

1. Source: Bureau of Labor Statistics.


                                                               Annual Report | 3

After stock market sell-offs in late February and mid-March, markets rebounded in the second quarter of 2007 amid generally strong first quarter corporate earnings reports. However, volatility picked up in the second half of July and August due to investor concerns about the housing market, lending environment and mixed second quarter earnings reports. Major stock indices recovered from early September losses in the wake of Fed actions mid-month. For the 12-month period ended October 31, 2007, the blue chip stocks of the Dow Jones Industrial Average generated a total return of +17.94%, the broader Standard & Poor's 500 Index (S&P 500) increased +14.56%, and the technology-heavy NASDAQ Composite Index gained +21.72%. 2 During the same period, growth stocks outperformed their value counterparts, as measured by the Russell 3000 (R) Growth Index and Russell 3000 Value Index, which rose +19.00% and +10.06%, respectively. 3

2. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

3. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2007. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


4 | Annual Report

Franklin Balance Sheet Investment Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of companies that we believe are undervalued in the marketplace at the time of purchase but that have the potential for capital appreciation.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Balance Sheet Investment Fund covers the fiscal year ended October 31, 2007.

PERFORMANCE OVERVIEW

Franklin Balance Sheet Investment Fund - Class A posted a +7.85% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Russell 2000 (R) Value Index, which posted a +2.05% total return for the same period. 1 We are changing the Fund's benchmark to the Russell 3000
(R) Value Index, which is more consistent with our investment strategy, in that it does not target a particular market capitalization. Franklin Balance Sheet Investment Fund has never used market capitalization as an investment criterion. The Fund underperformed the Russell 3000 Value Index's +10.06% total return for the period. 2 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. Book value per share is a given company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. We define "low price-to-book value" as the lowest two deciles (20%) of our investable universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at short-term trading

1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

2. Source: Standard & Poor's Micropal. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth value.

The indices are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 58.


                                                               Annual Report | 5

PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 10/31/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Insurance                                                                  17.8%
Materials                                                                  13.2%
Capital Goods                                                              10.9%
Utilities                                                                   8.0%
Energy                                                                      7.3%
Food, Beverage & Tobacco                                                    5.8%
Transportation                                                              5.3%
Consumer Durables & Apparel                                                 4.5%
Retailing                                                                   4.2%
Banks                                                                       3.9%
Other                                                                       8.6%
Short-Term Investments & Other Net Assets                                  10.5%

gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

MANAGER'S DISCUSSION

On October 31, 2007, the Fund's total net assets were $4.9 billion, with short-term investments and other net assets (cash) making up 10.5%, as compared with total net assets of $5.1 billion with 15.5% in cash at the beginning of the period. The Fund closed to new investors on May 1, 2002. The close does not restrict existing shareholders from continuing to invest through exchanges and additional purchases, including purchases made through reinvestment of dividends and capital gains distributions, except that if an account is reduced to zero it may not be reopened unless the Fund reopens. Net shareholder redemptions were $512 million during the 12-month period.

We identified nine new investment opportunities during the year under review:
Armstrong World Industries, a manufacturer of floors, ceilings and cabinets; Avista, an electric and gas utility based in Spokane, Washington; Corus Bankshares, a commercial bank that lends primarily to condominium developers; Employers Holdings, a workers compensation provider; IDACORP, an electric utility based in Boise, Idaho; KGen Power, a merchant power company with gas-powered generating assets in the southeastern U.S.; Smithfield Foods, which raises hogs, processes pork and sells fresh and pre-cooked meat; Standard Pacific, a California-based homebuilder; and Werner Enterprises, a trucking company based in Omaha, Nebraska.

We also added to existing positions, including Bowater (now AbitibiBowater), Furniture Brands International, Kelly Services, MGIC Investment, Old Republic International, Radian Group, Spansion and Zale, among others. New cash deployed into new or existing positions totaled $293 million during the Fund's fiscal year.

Portfolio sales generated cash of $510 million, of which the completed takeovers of AmerUs, Aztar, Champps Entertainment, Chaparral Steel, Crowley Maritime, Intergraph and Premium Standard Farm accounted for $190 million. Crowley Maritime's management bought out the minority shareholders to settle a lawsuit we filed in 2004. One of our portfolio companies, Smithfield Foods, acquired another of our holdings, Premium Standard, for stock and cash. Two other existing portfolio positions, Hanover Compressor and Universal Compression Holdings, merged in a stock transaction to become Exterran Holdings. Finally, Midland Company has agreed to be acquired by Munich Re, pending approvals. All of these transactions represent outcomes consistent with our investment goals.


6 | Annual Report

Apart from takeovers, we eliminated one position, FSI International, at a loss. Other sales were in response to price appreciation, including some from positions that contributed most to performance in the period.

Positions that contributed most to Fund performance during the year included steel companies Chaparral Steel, Reliance Steel & Aluminum and United States Steel. Two agribusiness holdings, Monsanto and Bunge, were also among the top contributors, as was CNH Global (construction and farm equipment). Other contributors included Vail Resorts (ski resorts and hotels), Entergy (electric utilities and merchant generation) and, in a difficult period for financials, Prudential Financial. Holding periods tend to be long in our Fund, as reflected by our portfolio turnover rate, and we do not expect performance to be driven by recently established positions.

Housing and housing-related issues dominated the list of detractors from Fund performance: Lennar, D.R. Horton, Pulte Homes, MGIC Investment, The PMI Group, Radian Group, Old Republic International, Genworth Financial, Freddie Mac and CIT Group. Other detractors included Furniture Brands International (residential furniture), Charming Shoppes and Kellwood (apparel), Spansion (flash memory devices), Alaska Air Group (passenger airline) and Kelly Services (staffing).

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Bruce C. Baughman

                          Bruce C. Baughman, CPA
                          Lead Portfolio Manager

                          William J. Lippman
                          Margaret McGee
                          Donald G. Taylor, CPA

                          Portfolio Management Team
                          Franklin Balance Sheet Investment Fund

TOP 10 EQUITY HOLDINGS
Franklin Balance Sheet Investment Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Prudential Financial Inc.                                                   2.6%
   INSURANCE
Nucor Corp.                                                                 2.2%
   MATERIALS
Corn Products International Inc.                                            2.2%
   FOOD, BEVERAGE & TOBACCO
Exterran Holding Inc.                                                       2.2%
   ENERGY
Reliance Steel & Aluminum Co.                                               2.2%
   MATERIALS
United States Steel Corp.                                                   2.0%
   MATERIALS
Bunge Ltd.                                                                  1.8%
   FOOD, BEVERAGE & TOBACCO
Freddie Mac                                                                 1.7%
   BANKS
Sierra Pacific Resources                                                    1.7%
   UTILITIES
American National Insurance Co.                                             1.7%
   INSURANCE
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

Performance Summary as of 10/31/07

FRANKLIN BALANCE SHEET INVESTMENT FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRBSX)                            CHANGE   10/31/07   10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.12     $69.36     $69.24
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------
Dividend Income                          $0.8828
--------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.0043
--------------------------------------------------------------------------------
Long-Term Capital Gain                   $4.2751
--------------------------------------------------------------------------------
   TOTAL                                 $5.1622
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBSBX)                            CHANGE   10/31/07   10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.05     $68.12     $68.07
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------
Dividend Income                          $0.3548
--------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.0043
--------------------------------------------------------------------------------
Long-Term Capital Gain                   $4.2751
--------------------------------------------------------------------------------
   TOTAL                                 $4.6342
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCBSX)                            CHANGE   10/31/07   10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.05     $68.22     $68.17
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------
Dividend Income                          $0.3543
--------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.0043
--------------------------------------------------------------------------------
Long-Term Capital Gain                   $4.2751
--------------------------------------------------------------------------------
   TOTAL                                 $4.6337
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FBSRX)                            CHANGE   10/31/07   10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.05     $68.83     $68.78
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------
Dividend Income                          $0.7444
--------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.0043
--------------------------------------------------------------------------------
Long-Term Capital Gain                   $4.2751
--------------------------------------------------------------------------------
   TOTAL                                 $5.0238
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FBSAX)                      CHANGE   10/31/07   10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.13     $69.53     $69.40
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------
Dividend Income                          $1.0492
--------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.0043
--------------------------------------------------------------------------------
Long-Term Capital Gain                   $4.2751
--------------------------------------------------------------------------------
   TOTAL                                 $5.3286
--------------------------------------------------------------------------------


8 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------
CLASS A                                           1-YEAR     5-YEAR        10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return 1                         +7.85%   +121.24%       +186.75%
----------------------------------------------------------------------------------------
Average Annual Total Return 2                     +1.66%    +15.83%        +10.45%
----------------------------------------------------------------------------------------
Value of $10,000 Investment 3                   $10,166    $20,851        $27,025
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                +4.81%    +16.15%        +10.10%
----------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5     0.94%
----------------------------------------------------------------------------------------
CLASS B                                           1-YEAR     5-YEAR   INCEPTION (3/1/01)
----------------------------------------------------------------------------------------
Cumulative Total Return 1                         +7.04%   +112.96%       +119.37%
----------------------------------------------------------------------------------------
Average Annual Total Return 2                     +3.04%    +16.10%        +12.50%
----------------------------------------------------------------------------------------
Value of $10,000 Investment 3                   $10,304    $21,096        $21,937
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                +6.37%    +16.43%        +12.63%
----------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5     1.70%
----------------------------------------------------------------------------------------
CLASS C                                           1-YEAR     5-YEAR   INCEPTION (3/1/01)
----------------------------------------------------------------------------------------
Cumulative Total Return 1                         +7.04%   +112.96%       +119.48%
----------------------------------------------------------------------------------------
Average Annual Total Return 2                     +6.04%    +16.32%        +12.51%
----------------------------------------------------------------------------------------
Value of $10,000 Investment 3                   $10,604    $21,296        $21,948
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                +9.37%    +16.65%        +12.63%
----------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5     1.69%
----------------------------------------------------------------------------------------
CLASS R                                           1-YEAR     5-YEAR   INCEPTION (1/1/02)
----------------------------------------------------------------------------------------
Cumulative Total Return 1                         +7.58%   +118.46%       +102.01%
----------------------------------------------------------------------------------------
Average Annual Total Return 2                     +7.58%    +16.92%        +12.82%
----------------------------------------------------------------------------------------
Value of $10,000 Investment 3                   $10,758    $21,846        $20,201
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4               +10.91%    +17.24%        +12.96%
----------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5     1.20%
----------------------------------------------------------------------------------------
ADVISOR CLASS 6                                   1-YEAR     5-YEAR        10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return 1                         +8.11%   +123.88%       +191.23%
----------------------------------------------------------------------------------------
Average Annual Total Return 2                     +8.11%    +17.49%        +11.28%
----------------------------------------------------------------------------------------
Value of $10,000 Investment 3                   $10,811    $22,388        $29,123
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4               +11.48%    +17.81%        +10.92%
----------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5     0.70%
----------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indices include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +1.66%
--------------------------------------------------------------------------------
5-Year                                                                   +15.83%
--------------------------------------------------------------------------------
10-Year                                                                  +10.45%
--------------------------------------------------------------------------------

CLASS A (11/1/97-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Balance      Russell 2000     Russell 3000
   Date       Sheet Investment Fund   Value Index 7     Value Index     CPI 7
--------------------------------------------------------------------------------
 11/1/1997           $ 9,425             $10,000         $10,000       $10,000
11/30/1997           $ 9,374             $10,110         $10,409       $ 9,994
12/31/1997           $ 9,507             $10,452         $10,717       $ 9,981
 1/31/1998           $ 9,490             $10,263         $10,562       $10,000
 2/28/1998           $10,054             $10,884         $11,266       $10,019
 3/31/1998           $10,436             $11,325         $11,932       $10,037
 4/30/1998           $10,575             $11,381         $12,010       $10,056
 5/31/1998           $10,439             $10,978         $11,808       $10,074
 6/30/1998           $10,359             $10,916         $11,939       $10,087
 7/31/1998           $ 9,803             $10,061         $11,664       $10,099
 8/31/1998           $ 8,751             $ 8,485         $ 9,920       $10,111
 9/30/1998           $ 8,954             $ 8,965         $10,489       $10,124
10/31/1998           $ 9,129             $ 9,231         $11,259       $10,149
11/30/1998           $ 9,263             $ 9,481         $11,766       $10,149
12/31/1998           $ 9,449             $ 9,778         $12,164       $10,142
 1/31/1999           $ 9,341             $ 9,556         $12,232       $10,167
 2/28/1999           $ 8,821             $ 8,904         $12,009       $10,179
 3/31/1999           $ 8,518             $ 8,830         $12,232       $10,210
 4/30/1999           $ 9,076             $ 9,636         $13,373       $10,285
 5/31/1999           $ 9,426             $ 9,932         $13,265       $10,285
 6/30/1999           $10,017             $10,292         $13,657       $10,285
 7/31/1999           $ 9,884             $10,048         $13,262       $10,316
 8/31/1999           $ 9,419             $ 9,680         $12,771       $10,340
 9/30/1999           $ 9,130             $ 9,487         $12,339       $10,390
10/31/1999           $ 9,034             $ 9,297         $12,979       $10,408
11/30/1999           $ 9,209             $ 9,345         $12,889       $10,415
12/31/1999           $ 9,304             $ 9,632         $12,973       $10,415
 1/31/2000           $ 9,017             $ 9,381         $12,556       $10,446
 2/29/2000           $ 9,237             $ 9,954         $11,738       $10,507
 3/31/2000           $ 9,381             $10,001         $13,065       $10,594
 4/30/2000           $ 9,488             $10,060         $12,929       $10,600
 5/31/2000           $ 9,369             $ 9,906         $13,042       $10,613
 6/30/2000           $ 9,645             $10,196         $12,512       $10,668
 7/31/2000           $ 9,896             $10,535         $12,686       $10,693
 8/31/2000           $10,334             $11,006         $13,382       $10,693
 9/30/2000           $10,494             $10,944         $13,492       $10,749
10/31/2000           $10,703             $10,905         $13,799       $10,767
11/30/2000           $10,574             $10,683         $13,301       $10,774
12/31/2000           $11,208             $11,831         $14,016       $10,767
 1/31/2001           $11,651             $12,158         $14,092       $10,835
 2/28/2001           $11,714             $12,141         $13,726       $10,879
 3/31/2001           $11,428             $11,946         $13,259       $10,903
 4/30/2001           $11,994             $12,499         $13,906       $10,947
 5/31/2001           $12,662             $12,820         $14,222       $10,996
 6/30/2001           $12,869             $13,336         $13,968       $11,015
 7/31/2001           $12,813             $13,037         $13,919       $10,984
 8/31/2001           $12,929             $12,992         $13,396       $10,984
 9/30/2001           $11,538             $11,558         $12,416       $11,033
10/31/2001           $11,876             $11,860         $12,338       $10,996
11/30/2001           $12,470             $12,712         $13,067       $10,978
12/31/2001           $13,193             $13,490         $13,409       $10,934
 1/31/2002           $13,199             $13,669         $13,326       $10,959
 2/28/2002           $13,496             $13,753         $13,352       $11,002
 3/31/2002           $14,030             $14,782         $14,011       $11,064
 4/30/2002           $14,225             $15,303         $13,605       $11,126
 5/31/2002           $13,948             $14,797         $13,631       $11,126
 6/30/2002           $13,869             $14,469         $12,886       $11,132
 7/31/2002           $12,836             $12,319         $11,635       $11,145
 8/31/2002           $12,766             $12,265         $11,713       $11,182
 9/30/2002           $12,004             $11,389         $10,443       $11,200
10/31/2002           $12,215             $11,560         $11,172       $11,219
11/30/2002           $12,747             $12,482         $11,889       $11,219
12/31/2002           $12,406             $11,949         $11,373       $11,194
 1/31/2003           $12,122             $11,613         $11,095       $11,244
 2/28/2003           $11,690             $11,222         $10,794       $11,330
 3/31/2003           $11,800             $11,342         $10,818       $11,399
 4/30/2003           $12,506             $12,419         $11,776       $11,374
 5/31/2003           $13,199             $13,687         $12,566       $11,355
 6/30/2003           $13,406             $13,919         $12,728       $11,368
 7/31/2003           $13,918             $14,613         $12,949       $11,380
 8/31/2003           $14,409             $15,169         $13,173       $11,423
 9/30/2003           $14,219             $14,995         $13,042       $11,460
10/31/2003           $15,209             $16,217         $13,860       $11,448
11/30/2003           $15,486             $16,840         $14,075       $11,417
12/31/2003           $16,075             $17,449         $14,914       $11,405
 1/31/2004           $16,288             $18,052         $15,196       $11,460
 2/29/2004           $16,751             $18,402         $15,519       $11,522
 3/31/2004           $16,937             $18,656         $15,411       $11,597
 4/30/2004           $16,376             $17,691         $15,001       $11,634
 5/31/2004           $16,640             $17,905         $15,156       $11,702
 6/30/2004           $17,518             $18,814         $15,546       $11,739
 7/31/2004           $17,224             $17,949         $15,285       $11,720
 8/31/2004           $17,190             $18,125         $15,497       $11,726
 9/30/2004           $17,846             $18,842         $15,767       $11,751
10/31/2004           $18,231             $19,135         $16,028       $11,813
11/30/2004           $19,667             $20,833         $16,890       $11,819
12/31/2004           $20,143             $21,330         $17,441       $11,776
 1/31/2005           $19,773             $20,505         $17,100       $11,801
 2/28/2005           $20,433             $20,912         $17,647       $11,869
 3/31/2005           $20,150             $20,482         $17,395       $11,962
 4/30/2005           $19,296             $19,425         $17,034       $12,042
 5/31/2005           $20,150             $20,610         $17,496       $12,030
 6/30/2005           $20,741             $21,521         $17,736       $12,036
 7/31/2005           $21,872             $22,746         $18,293       $12,092
 8/31/2005           $21,599             $22,224         $18,183       $12,153
 9/30/2005           $21,692             $22,187         $18,413       $12,302
10/31/2005           $21,319             $21,630         $17,946       $12,327
11/30/2005           $22,307             $22,507         $18,545       $12,228
12/31/2005           $22,339             $22,334         $18,636       $12,178
 1/31/2006           $23,577             $24,181         $19,431       $12,271
 2/28/2006           $23,555             $24,180         $19,539       $12,296
 3/31/2006           $24,471             $25,351         $19,865       $12,364
 4/30/2006           $24,775             $25,419         $20,328       $12,469
 5/31/2006           $24,174             $24,366         $19,785       $12,531
 6/30/2006           $24,290             $24,665         $19,922       $12,556
 7/31/2006           $23,664             $24,323         $20,335       $12,593
 8/31/2006           $23,943             $25,050         $20,699       $12,618
 9/30/2006           $24,214             $25,295         $21,093       $12,556
10/31/2006           $25,057             $26,582         $21,818       $12,488
11/30/2006           $25,839             $27,340         $22,327       $12,469
12/31/2006           $25,992             $27,579         $22,800       $12,488
 1/31/2007           $26,826             $27,992         $23,096       $12,526
 2/28/2007           $26,963             $27,648         $22,743       $12,593
 3/31/2007           $27,325             $27,982         $23,088       $12,707
 4/30/2007           $28,186             $28,272         $23,885       $12,790
 5/31/2007           $29,261             $29,309         $24,748       $12,868
 6/30/2007           $28,420             $28,625         $24,170       $12,893
 7/31/2007           $26,596             $26,189         $22,973       $12,890
 8/31/2007           $26,183             $26,714         $23,247       $12,866
 9/30/2007           $26,927             $26,834         $23,989       $12,902
10/31/2007           $27,025             $27,127         $24,012       $12,929

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS B                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +3.04%
--------------------------------------------------------------------------------
5-Year                                                                   +16.10%
--------------------------------------------------------------------------------
Since Inception (3/1/01)                                                 +12.50%
--------------------------------------------------------------------------------

CLASS B (3/1/01-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Balance     Russell 2000     Russell 3000
   Date       Sheet Investment Fund   Value Index 7     Value Index     CPI 7
--------------------------------------------------------------------------------
  3/1/2001           $10,000             $10,000         $10,000       $10,000
 3/31/2001           $ 9,755             $ 9,840         $ 9,660       $10,023
 4/30/2001           $10,231             $10,295         $10,132       $10,063
 5/31/2001           $10,793             $10,560         $10,362       $10,108
 6/30/2001           $10,964             $10,985         $10,177       $10,125
 7/31/2001           $10,905             $10,738         $10,141       $10,097
 8/31/2001           $10,999             $10,701         $ 9,760       $10,097
 9/30/2001           $ 9,810             $ 9,520         $ 9,046       $10,142
10/31/2001           $10,091             $ 9,768         $ 8,989       $10,108
11/30/2001           $10,587             $10,470         $ 9,520       $10,091
12/31/2001           $11,193             $11,111         $ 9,769       $10,051
 1/31/2002           $11,193             $11,259         $ 9,709       $10,074
 2/28/2002           $11,437             $11,327         $ 9,728       $10,114
 3/31/2002           $11,884             $12,176         $10,208       $10,171
 4/30/2002           $12,041             $12,604         $ 9,912       $10,228
 5/31/2002           $11,800             $12,188         $ 9,931       $10,228
 6/30/2002           $11,724             $11,918         $ 9,388       $10,233
 7/31/2002           $10,844             $10,147         $ 8,477       $10,245
 8/31/2002           $10,779             $10,102         $ 8,534       $10,279
 9/30/2002           $10,130             $ 9,380         $ 7,608       $10,296
10/31/2002           $10,301             $ 9,521         $ 8,140       $10,313
11/30/2002           $10,743             $10,281         $ 8,662       $10,313
12/31/2002           $10,449             $ 9,842         $ 8,286       $10,290
 1/31/2003           $10,202             $ 9,565         $ 8,083       $10,336
 2/28/2003           $ 9,834             $ 9,243         $ 7,864       $10,415
 3/31/2003           $ 9,919             $ 9,342         $ 7,882       $10,478
 4/30/2003           $10,508             $10,229         $ 8,579       $10,455
 5/31/2003           $11,080             $11,274         $ 9,155       $10,438
 6/30/2003           $11,250             $11,465         $ 9,273       $10,449
 7/31/2003           $11,669             $12,037         $ 9,434       $10,461
 8/31/2003           $12,077             $12,494         $ 9,597       $10,501
 9/30/2003           $11,910             $12,351         $ 9,502       $10,535
10/31/2003           $12,730             $13,358         $10,098       $10,523
11/30/2003           $12,951             $13,870         $10,255       $10,495
12/31/2003           $13,437             $14,372         $10,866       $10,484
 1/31/2004           $13,603             $14,869         $11,071       $10,535
 2/29/2004           $13,985             $15,157         $11,307       $10,592
 3/31/2004           $14,130             $15,366         $11,228       $10,660
 4/30/2004           $13,651             $14,572         $10,929       $10,694
 5/31/2004           $13,862             $14,748         $11,042       $10,757
 6/30/2004           $14,586             $15,497         $11,326       $10,791
 7/31/2004           $14,330             $14,784         $11,136       $10,774
 8/31/2004           $14,292             $14,929         $11,290       $10,779
 9/30/2004           $14,831             $15,520         $11,488       $10,802
10/31/2004           $15,142             $15,761         $11,678       $10,859
11/30/2004           $16,322             $17,159         $12,305       $10,865
12/31/2004           $16,707             $17,569         $12,707       $10,825
 1/31/2005           $16,388             $16,889         $12,459       $10,848
 2/28/2005           $16,927             $17,225         $12,857       $10,910
 3/31/2005           $16,683             $16,870         $12,674       $10,995
 4/30/2005           $15,965             $16,000         $12,411       $11,069
 5/31/2005           $16,663             $16,976         $12,747       $11,058
 6/30/2005           $17,138             $17,726         $12,922       $11,064
 7/31/2005           $18,062             $18,735         $13,328       $11,115
 8/31/2005           $17,824             $18,305         $13,247       $11,172
 9/30/2005           $17,891             $18,275         $13,415       $11,308
10/31/2005           $17,570             $17,816         $13,075       $11,331
11/30/2005           $18,375             $18,538         $13,511       $11,240
12/31/2005           $18,390             $18,396         $13,578       $11,195
 1/31/2006           $19,396             $19,917         $14,157       $11,280
 2/28/2006           $19,366             $19,916         $14,236       $11,303
 3/31/2006           $20,106             $20,881         $14,473       $11,365
 4/30/2006           $20,344             $20,936         $14,810       $11,462
 5/31/2006           $19,835             $20,070         $14,414       $11,519
 6/30/2006           $19,920             $20,316         $14,514       $11,542
 7/31/2006           $19,393             $20,034         $14,815       $11,576
 8/31/2006           $19,609             $20,633         $15,081       $11,598
 9/30/2006           $19,820             $20,835         $15,367       $11,542
10/31/2006           $20,495             $21,895         $15,896       $11,479
11/30/2006           $21,124             $22,519         $16,267       $11,462
12/31/2006           $21,232             $22,715         $16,611       $11,479
 1/31/2007           $21,902             $23,056         $16,827       $11,514
 2/28/2007           $22,002             $22,773         $16,570       $11,576
 3/31/2007           $22,279             $23,047         $16,821       $11,681
 4/30/2007           $22,968             $23,287         $17,402       $11,757
 5/31/2007           $23,831             $24,140         $18,031       $11,829
 6/30/2007           $23,132             $23,578         $17,610       $11,852
 7/31/2007           $21,634             $21,571         $16,737       $11,849
 8/31/2007           $21,283             $22,003         $16,937       $11,827
 9/30/2007           $21,876             $22,102         $17,477       $11,859
10/31/2007           $21,937             $22,343         $17,494       $11,885


10 | Annual Report

CLASS C (3/1/01-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Balance     Russell 2000     Russell 3000
   Date       Sheet Investment Fund   Value Index 7     Value Index     CPI 7
--------------------------------------------------------------------------------
  3/1/2001           $10,000             $10,000         $10,000       $10,000
 3/31/2001           $ 9,758             $ 9,840         $ 9,660       $10,023
 4/30/2001           $10,231             $10,295         $10,132       $10,063
 5/31/2001           $10,790             $10,560         $10,362       $10,108
 6/30/2001           $10,966             $10,985         $10,177       $10,125
 7/31/2001           $10,912             $10,738         $10,141       $10,097
 8/31/2001           $11,004             $10,701         $ 9,760       $10,097
 9/30/2001           $ 9,816             $ 9,520         $ 9,046       $10,142
10/31/2001           $10,094             $ 9,768         $ 8,989       $10,108
11/30/2001           $10,593             $10,470         $ 9,520       $10,091
12/31/2001           $11,197             $11,111         $ 9,769       $10,051
 1/31/2002           $11,197             $11,259         $ 9,709       $10,074
 2/28/2002           $11,442             $11,327         $ 9,728       $10,114
 3/31/2002           $11,889             $12,176         $10,208       $10,171
 4/30/2002           $12,049             $12,604         $ 9,912       $10,228
 5/31/2002           $11,804             $12,188         $ 9,931       $10,228
 6/30/2002           $11,731             $11,918         $ 9,388       $10,233
 7/31/2002           $10,849             $10,147         $ 8,477       $10,245
 8/31/2002           $10,784             $10,102         $ 8,534       $10,279
 9/30/2002           $10,135             $ 9,380         $ 7,608       $10,296
10/31/2002           $10,306             $ 9,521         $ 8,140       $10,313
11/30/2002           $10,748             $10,281         $ 8,662       $10,313
12/31/2002           $10,455             $ 9,842         $ 8,286       $10,290
 1/31/2003           $10,206             $ 9,565         $ 8,083       $10,336
 2/28/2003           $ 9,853             $ 9,243         $ 7,864       $10,415
 3/31/2003           $ 9,926             $ 9,342         $ 7,882       $10,478
 4/30/2003           $10,515             $10,229         $ 8,579       $10,455
 5/31/2003           $11,086             $11,274         $ 9,155       $10,438
 6/30/2003           $11,256             $11,465         $ 9,273       $10,449
 7/31/2003           $11,678             $12,037         $ 9,434       $10,461
 8/31/2003           $12,082             $12,494         $ 9,597       $10,501
 9/30/2003           $11,915             $12,351         $ 9,502       $10,535
10/31/2003           $12,736             $13,358         $10,098       $10,523
11/30/2003           $12,959             $13,870         $10,255       $10,495
12/31/2003           $13,445             $14,372         $10,866       $10,484
 1/31/2004           $13,611             $14,869         $11,071       $10,535
 2/29/2004           $13,989             $15,157         $11,307       $10,592
 3/31/2004           $14,135             $15,366         $11,228       $10,660
 4/30/2004           $13,656             $14,572         $10,929       $10,694
 5/31/2004           $13,870             $14,748         $11,042       $10,757
 6/30/2004           $14,593             $15,497         $11,326       $10,791
 7/31/2004           $14,337             $14,784         $11,136       $10,774
 8/31/2004           $14,300             $14,929         $11,290       $10,779
 9/30/2004           $14,838             $15,520         $11,488       $10,802
10/31/2004           $15,149             $15,761         $11,678       $10,859
11/30/2004           $16,331             $17,159         $12,305       $10,865
12/31/2004           $16,717             $17,569         $12,707       $10,825
 1/31/2005           $16,396             $16,889         $12,459       $10,848
 2/28/2005           $16,934             $17,225         $12,857       $10,910
 3/31/2005           $16,691             $16,870         $12,674       $10,995
 4/30/2005           $15,973             $16,000         $12,411       $11,069
 5/31/2005           $16,671             $16,976         $12,747       $11,058
 6/30/2005           $17,148             $17,726         $12,922       $11,064
 7/31/2005           $18,071             $18,735         $13,328       $11,115
 8/31/2005           $17,834             $18,305         $13,247       $11,172
 9/30/2005           $17,900             $18,275         $13,415       $11,308
10/31/2005           $17,579             $17,816         $13,075       $11,331
11/30/2005           $18,384             $18,538         $13,511       $11,240
12/31/2005           $18,398             $18,396         $13,578       $11,195
 1/31/2006           $19,406             $19,917         $14,157       $11,280
 2/28/2006           $19,376             $19,916         $14,236       $11,303
 3/31/2006           $20,116             $20,881         $14,473       $11,365
 4/30/2006           $20,354             $20,936         $14,810       $11,462
 5/31/2006           $19,845             $20,070         $14,414       $11,519
 6/30/2006           $19,930             $20,316         $14,514       $11,542
 7/31/2006           $19,403             $20,034         $14,815       $11,576
 8/31/2006           $19,620             $20,633         $15,081       $11,598
 9/30/2006           $19,830             $20,835         $15,367       $11,542
10/31/2006           $20,504             $21,895         $15,896       $11,479
11/30/2006           $21,133             $22,519         $16,267       $11,462
12/31/2006           $21,244             $22,715         $16,611       $11,479
 1/31/2007           $21,913             $23,056         $16,827       $11,514
 2/28/2007           $22,013             $22,773         $16,570       $11,576
 3/31/2007           $22,293             $23,047         $16,821       $11,681
 4/30/2007           $22,981             $23,287         $17,402       $11,757
 5/31/2007           $23,843             $24,140         $18,031       $11,829
 6/30/2007           $23,142             $23,578         $17,610       $11,852
 7/31/2007           $21,646             $21,571         $16,737       $11,849
 8/31/2007           $21,295             $22,003         $16,937       $11,827
 9/30/2007           $21,887             $22,102         $17,477       $11,859
10/31/2007           $21,948             $22,343         $17,494       $11,885

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS C                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +6.04%
--------------------------------------------------------------------------------
5-Year                                                                   +16.32%
--------------------------------------------------------------------------------
Since Inception (3/1/01)                                                 +12.51%
--------------------------------------------------------------------------------

CLASS R (1/1/02-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Balance     Russell 2000     Russell 3000
   Date       Sheet Investment Fund   Value Index 7    Value Index 7    CPI 7
--------------------------------------------------------------------------------
  1/1/2002           $10,000             $10,000         $10,000       $10,000
 1/31/2002           $10,013             $10,133         $ 9,938       $10,023
 2/28/2002           $10,238             $10,194         $ 9,957       $10,062
 3/31/2002           $10,643             $10,958         $10,449       $10,119
 4/30/2002           $10,789             $11,344         $10,146       $10,175
 5/31/2002           $10,576             $10,968         $10,165       $10,175
 6/30/2002           $10,511             $10,726         $ 9,610       $10,181
 7/31/2002           $ 9,724             $ 9,132         $ 8,677       $10,192
 8/31/2002           $ 9,669             $ 9,091         $ 8,735       $10,226
 9/30/2002           $ 9,090             $ 8,442         $ 7,788       $10,243
10/31/2002           $ 9,248             $ 8,569         $ 8,332       $10,260
11/30/2002           $ 9,649             $ 9,253         $ 8,866       $10,260
12/31/2002           $ 9,388             $ 8,857         $ 8,482       $10,238
 1/31/2003           $ 9,170             $ 8,608         $ 8,274       $10,283
 2/28/2003           $ 8,843             $ 8,319         $ 8,050       $10,362
 3/31/2003           $ 8,929             $ 8,408         $ 8,068       $10,424
 4/30/2003           $ 9,461             $ 9,206         $ 8,782       $10,402
 5/31/2003           $ 9,982             $10,146         $ 9,372       $10,385
 6/30/2003           $10,139             $10,318         $ 9,492       $10,396
 7/31/2003           $10,520             $10,833         $ 9,657       $10,407
 8/31/2003           $10,893             $11,244         $ 9,824       $10,447
 9/30/2003           $10,746             $11,115         $ 9,727       $10,481
10/31/2003           $11,492             $12,021         $10,337       $10,470
11/30/2003           $11,697             $12,483         $10,497       $10,441
12/31/2003           $12,140             $12,934         $11,123       $10,430
 1/31/2004           $12,297             $13,382         $11,333       $10,481
 2/29/2004           $12,645             $13,641         $11,574       $10,538
 3/31/2004           $12,780             $13,829         $11,493       $10,606
 4/30/2004           $12,354             $13,114         $11,187       $10,640
 5/31/2004           $12,550             $13,272         $11,303       $10,702
 6/30/2004           $13,211             $13,947         $11,594       $10,736
 7/31/2004           $12,985             $13,305         $11,399       $10,719
 8/31/2004           $12,957             $13,436         $11,557       $10,724
 9/30/2004           $13,451             $13,967         $11,759       $10,747
10/31/2004           $13,737             $14,184         $11,953       $10,804
11/30/2004           $14,814             $15,443         $12,596       $10,809
12/31/2004           $15,172             $15,812         $13,007       $10,770
 1/31/2005           $14,887             $15,200         $12,753       $10,792
 2/28/2005           $15,384             $15,502         $13,161       $10,855
 3/31/2005           $15,167             $15,183         $12,973       $10,939
 4/30/2005           $14,519             $14,400         $12,704       $11,013
 5/31/2005           $15,159             $15,278         $13,048       $11,002
 6/30/2005           $15,600             $15,953         $13,227       $11,007
 7/31/2005           $16,447             $16,861         $13,642       $11,058
 8/31/2005           $16,238             $16,474         $13,560       $11,115
 9/30/2005           $16,306             $16,447         $13,732       $11,251
10/31/2005           $16,022             $16,034         $13,383       $11,273
11/30/2005           $16,757             $16,684         $13,830       $11,183
12/31/2005           $16,781             $16,556         $13,898       $11,138
 1/31/2006           $17,706             $17,925         $14,491       $11,222
 2/28/2006           $17,684             $17,924         $14,572       $11,245
 3/31/2006           $18,370             $18,792         $14,815       $11,307
 4/30/2006           $18,594             $18,842         $15,160       $11,404
 5/31/2006           $18,138             $18,062         $14,755       $11,460
 6/30/2006           $18,220             $18,284         $14,857       $11,483
 7/31/2006           $17,747             $18,030         $15,165       $11,517
 8/31/2006           $17,955             $18,569         $15,437       $11,539
 9/30/2006           $18,154             $18,750         $15,730       $11,483
10/31/2006           $18,780             $19,705         $16,271       $11,420
11/30/2006           $19,364             $20,267         $16,651       $11,404
12/31/2006           $19,472             $20,443         $17,004       $11,420
 1/31/2007           $20,097             $20,750         $17,225       $11,455
 2/28/2007           $20,191             $20,495         $16,961       $11,517
 3/31/2007           $20,458             $20,742         $17,218       $11,622
 4/30/2007           $21,098             $20,957         $17,813       $11,697
 5/31/2007           $21,899             $21,726         $18,456       $11,768
 6/30/2007           $21,265             $21,219         $18,025       $11,791
 7/31/2007           $19,898             $19,413         $17,132       $11,788
 8/31/2007           $19,584             $19,802         $17,337       $11,767
 9/30/2007           $20,135             $19,892         $17,890       $11,799
10/31/2007           $20,201             $20,108         $17,907       $11,824

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS R                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +7.58%
--------------------------------------------------------------------------------
5-Year                                                                   +16.92%
--------------------------------------------------------------------------------
Since Inception (1/1/02)                                                 +12.82%
--------------------------------------------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
ADVISOR CLASS 6                                                        10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +8.11%
--------------------------------------------------------------------------------
5-Year                                                                   +17.49%
--------------------------------------------------------------------------------
10-Year                                                                  +11.28%
--------------------------------------------------------------------------------

ADVISOR CLASS (11/1/97-10/31/07) 6

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Balance     Russell 2000     Russell 3000
   Date       Sheet Investment Fund   Value Index 7     Value Index      CPI 7
--------------------------------------------------------------------------------
 11/1/1997           $10,000             $10,000         $10,000       $10,000
11/30/1997           $ 9,946             $10,110         $10,409       $ 9,994
12/31/1997           $10,087             $10,452         $10,717       $ 9,981
 1/31/1998           $10,069             $10,263         $10,562       $10,000
 2/28/1998           $10,668             $10,884         $11,266       $10,019
 3/31/1998           $11,073             $11,325         $11,932       $10,037
 4/30/1998           $11,221             $11,381         $12,010       $10,056
 5/31/1998           $11,076             $10,978         $11,808       $10,074
 6/30/1998           $10,991             $10,916         $11,939       $10,087
 7/31/1998           $10,401             $10,061         $11,664       $10,099
 8/31/1998           $ 9,285             $ 8,485         $ 9,920       $10,111
 9/30/1998           $ 9,500             $ 8,965         $10,489       $10,124
10/31/1998           $ 9,686             $ 9,231         $11,259       $10,149
11/30/1998           $ 9,829             $ 9,481         $11,766       $10,149
12/31/1998           $10,026             $ 9,778         $12,164       $10,142
 1/31/1999           $ 9,912             $ 9,556         $12,232       $10,167
 2/28/1999           $ 9,360             $ 8,904         $12,009       $10,179
 3/31/1999           $ 9,038             $ 8,830         $12,232       $10,210
 4/30/1999           $ 9,630             $ 9,636         $13,373       $10,285
 5/31/1999           $10,002             $ 9,932         $13,265       $10,285
 6/30/1999           $10,628             $10,292         $13,657       $10,285
 7/31/1999           $10,488             $10,048         $13,262       $10,316
 8/31/1999           $ 9,994             $ 9,680         $12,771       $10,340
 9/30/1999           $ 9,688             $ 9,487         $12,339       $10,390
10/31/1999           $ 9,585             $ 9,297         $12,979       $10,408
11/30/1999           $ 9,771             $ 9,345         $12,889       $10,415
12/31/1999           $ 9,872             $ 9,632         $12,973       $10,415
 1/31/2000           $ 9,567             $ 9,381         $12,556       $10,446
 2/29/2000           $ 9,801             $ 9,954         $11,738       $10,507
 3/31/2000           $ 9,954             $10,001         $13,065       $10,594
 4/30/2000           $10,067             $10,060         $12,929       $10,600
 5/31/2000           $ 9,941             $ 9,906         $13,042       $10,613
 6/30/2000           $10,233             $10,196         $12,512       $10,668
 7/31/2000           $10,500             $10,535         $12,686       $10,693
 8/31/2000           $10,965             $11,006         $13,382       $10,693
 9/30/2000           $11,134             $10,944         $13,492       $10,749
10/31/2000           $11,356             $10,905         $13,799       $10,767
11/30/2000           $11,219             $10,683         $13,301       $10,774
12/31/2000           $11,893             $11,831         $14,016       $10,767
 1/31/2001           $12,363             $12,158         $14,092       $10,835
 2/28/2001           $12,429             $12,141         $13,726       $10,879
 3/31/2001           $12,129             $11,946         $13,259       $10,903
 4/30/2001           $12,730             $12,499         $13,906       $10,947
 5/31/2001           $13,441             $12,820         $14,222       $10,996
 6/30/2001           $13,663             $13,336         $13,968       $11,015
 7/31/2001           $13,606             $13,037         $13,919       $10,984
 8/31/2001           $13,733             $12,992         $13,396       $10,984
 9/30/2001           $12,257             $11,558         $12,416       $11,033
10/31/2001           $12,616             $11,860         $12,338       $10,996
11/30/2001           $13,250             $12,712         $13,067       $10,978
12/31/2001           $14,018             $13,490         $13,409       $10,934
 1/31/2002           $14,025             $13,669         $13,326       $10,959
 2/28/2002           $14,348             $13,753         $13,352       $11,002
 3/31/2002           $14,921             $14,782         $14,011       $11,064
 4/30/2002           $15,132             $15,303         $13,605       $11,126
 5/31/2002           $14,837             $14,797         $13,631       $11,126
 6/30/2002           $14,756             $14,469         $12,886       $11,132
 7/31/2002           $13,658             $12,319         $11,635       $11,145
 8/31/2002           $13,591             $12,265         $11,713       $11,182
 9/30/2002           $12,784             $11,389         $10,443       $11,200
10/31/2002           $13,008             $11,560         $11,172       $11,219
11/30/2002           $13,577             $12,482         $11,889       $11,219
12/31/2002           $13,215             $11,949         $11,373       $11,194
 1/31/2003           $12,915             $11,613         $11,095       $11,244
 2/28/2003           $12,459             $11,222         $10,794       $11,330
 3/31/2003           $12,577             $11,342         $10,818       $11,399
 4/30/2003           $13,332             $12,419         $11,776       $11,374
 5/31/2003           $14,074             $13,687         $12,566       $11,355
 6/30/2003           $14,298             $13,919         $12,728       $11,368
 7/31/2003           $14,847             $14,613         $12,949       $11,380
 8/31/2003           $15,375             $15,169         $13,173       $11,423
 9/30/2003           $15,175             $14,995         $13,042       $11,460
10/31/2003           $16,234             $16,217         $13,860       $11,448
11/30/2003           $16,534             $16,840         $14,075       $11,417
12/31/2003           $17,169             $17,449         $14,914       $11,405
 1/31/2004           $17,393             $18,052         $15,196       $11,460
 2/29/2004           $17,895             $18,402         $15,519       $11,522
 3/31/2004           $18,097             $18,656         $15,411       $11,597
 4/30/2004           $17,498             $17,691         $15,001       $11,634
 5/31/2004           $17,786             $17,905         $15,156       $11,702
 6/30/2004           $18,728             $18,814         $15,546       $11,739
 7/31/2004           $18,414             $17,949         $15,285       $11,720
 8/31/2004           $18,382             $18,125         $15,497       $11,726
 9/30/2004           $19,089             $18,842         $15,767       $11,751
10/31/2004           $19,508             $19,135         $16,028       $11,813
11/30/2004           $21,045             $20,833         $16,890       $11,819
12/31/2004           $21,560             $21,330         $17,441       $11,776
 1/31/2005           $21,165             $20,505         $17,100       $11,801
 2/28/2005           $21,879             $20,912         $17,647       $11,869
 3/31/2005           $21,579             $20,482         $17,395       $11,962
 4/30/2005           $20,669             $19,425         $17,034       $12,042
 5/31/2005           $21,590             $20,610         $17,496       $12,030
 6/30/2005           $22,226             $21,521         $17,736       $12,036
 7/31/2005           $23,444             $22,746         $18,293       $12,092
 8/31/2005           $23,155             $22,224         $18,183       $12,153
 9/30/2005           $23,262             $22,187         $18,413       $12,302
10/31/2005           $22,863             $21,630         $17,946       $12,327
11/30/2005           $23,928             $22,507         $18,545       $12,228
12/31/2005           $23,968             $22,334         $18,636       $12,178
 1/31/2006           $25,303             $24,181         $19,431       $12,271
 2/28/2006           $25,284             $24,180         $19,539       $12,296
 3/31/2006           $26,274             $25,351         $19,865       $12,364
 4/30/2006           $26,604             $25,419         $20,328       $12,469
 5/31/2006           $25,963             $24,366         $19,785       $12,531
 6/30/2006           $26,091             $24,665         $19,922       $12,556
 7/31/2006           $25,428             $24,323         $20,335       $12,593
 8/31/2006           $25,730             $25,050         $20,699       $12,618
 9/30/2006           $26,025             $25,295         $21,093       $12,556
10/31/2006           $26,938             $26,582         $21,818       $12,488
11/30/2006           $27,784             $27,340         $22,327       $12,469
12/31/2006           $27,954             $27,579         $22,800       $12,488
 1/31/2007           $28,863             $27,992         $23,096       $12,526
 2/28/2007           $29,009             $27,648         $22,743       $12,593
 3/31/2007           $29,403             $27,982         $23,088       $12,707
 4/30/2007           $30,337             $28,272         $23,885       $12,790
 5/31/2007           $31,502             $29,309         $24,748       $12,868
 6/30/2007           $30,605             $28,625         $24,170       $12,893
 7/31/2007           $28,649             $26,189         $22,973       $12,890
 8/31/2007           $28,209             $26,714         $23,247       $12,866
 9/30/2007           $29,014             $26,834         $23,989       $12,902
10/31/2007           $29,123             $27,127         $24,012       $12,929

ENDNOTES

INVESTING IN SMALLER COMPANIES INVOLVES ADDITIONAL RISKS, AS THE PRICE OF SUCH SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 1/2/01, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +134.43% and +13.63%.

7. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


12 | Annual Report

Your Fund's Expenses

FRANKLIN BALANCE SHEET INVESTMENT FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                          VALUE 5/1/07      VALUE 10/31/07   PERIOD* 5/1/07-10/31/07
-----------------------------------------------------------------------------------------------------------
Actual                                               $1,000           $  958.80              $4.49
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000           $1,020.62              $4.63
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                               $1,000           $  955.10              $8.18
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000           $  991.63              $8.33
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                               $1,000           $  955.10              $8.18
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000           $  991.63              $8.33
-----------------------------------------------------------------------------------------------------------
CLASS R
-----------------------------------------------------------------------------------------------------------
Actual                                               $1,000           $  957.60              $5.72
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000           $  994.15              $5.83
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Actual                                               $1,000           $  960.00              $3.26
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000           $1,021.88              $3.36
-----------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.91%; B: 1.66%; C: 1.66%; R: 1.16%; and Advisor:
0.66%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


14 | Annual Report

Franklin Large Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000(R) Index. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Large Cap Value Fund covers the fiscal year ended October 31, 2007.

PERFORMANCE OVERVIEW

Franklin Large Cap Value Fund - Class A posted a +7.82% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Russell 1000 Value Index, which posted a +10.83% total return for the same period. 2 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.

INVESTMENT STRATEGY

We seek to invest in securities of large-capitalization companies that we determine are selling below their underlying worth and hold them until they reach what we believe is their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

1. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of total market capitalization in the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 68.


                                                              Annual Report | 15

PORTFOLIO BREAKDOWN
Franklin Large Cap Value Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Capital Goods                                                             17.1%
Energy                                                                    13.8%
Diversified Financials                                                     8.4%
Insurance                                                                  8.0%
Materials                                                                  8.0%
Banks                                                                      6.2%
Household & Personal Products                                              5.4%
Technology Hardware & Equipment                                            5.3%
Pharmaceuticals, Biotechnology & Life Sciences                             4.8%
Consumer Durables & Apparel                                                4.3%
Retailing                                                                  3.0%
Consumer Services                                                          2.6%
Software & Services                                                        2.3%
Food & Staples Retailing                                                   2.2%
Utilities                                                                  1.9%
Health Care Equipment & Services                                           1.4%
Transportation                                                             1.4%
Short-Term Investments & Other Net Assets                                  3.9%

MANAGER'S DISCUSSION

During the period under review, the energy sector contributed most to Fund performance, followed by the industrials and materials sectors. 3 Energy sector holdings that contributed to performance included Occidental Petroleum, Exxon Mobil and new holding Apache as crude oil prices exceeded $90 per barrel at period-end. Athletic footwear designer Nike also performed well, due largely to strong earnings from international sales growth.

The financials sector was the weakest performer during the Fund's fiscal year, followed by the consumer discretionary and consumer staples sectors, as the effects of the subprime mortgage crisis negatively affected several industries. 4 Fund holdings that detracted from performance included specialty insurer Ambac Financial Group, homebuilder D.R. Horton and retailer Office Depot, a new holding. Freddie Mac and Washington Mutual also weighed on the Fund's return.

During the reporting period, the Fund initiated positions in 11 stocks we found attractively valued: energy companies Apache, Chesapeake Energy and Devon Energy; retailers J.C. Penney, Office Depot and Wal-Mart Stores; specialty industrial products manufacturer Dover; consumer products company Fortune Brands International; global pharmaceuticals company Merck; freight railway company Norfolk Southern; and steel products manufacturer Nucor.

The Fund liquidated four positions during the fiscal year: Discover Financial Services and H.J. Heinz because we believed they were fully valued; and Cintas and Gannett due to deteriorating fundamentals.

3. The industrials sector comprises capital goods and transportation in the SOI.

4. The financials sector comprises banks, diversified financials and insurance in the SOI. The consumer discretionary sector comprises consumer durables and apparel, consumer services, and retailing in the SOI. The consumer staples sector comprises food and staples retailing in the SOI.


16 | Annual Report

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ William J. Lippman

                          William J. Lippman
                          Lead Portfolio Manager

                          Bruce C. Baughman, CPA
                          Margaret McGee
                          Donald G. Taylor, CPA

                          Portfolio Management Team
                          Franklin Large Cap Value Fund

TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
General Electric Co.                                                       4.3%
   CAPITAL GOODS
--------------------------------------------------------------------------------
Illinois Tool Works Inc.                                                   4.0%
   CAPITAL GOODS
--------------------------------------------------------------------------------
International Business Machines Corp.                                      3.8%
   TECHNOLOGY HARDWARE & EQUIPMENT
--------------------------------------------------------------------------------
The Proctor & Gamble Co.                                                   3.3%
   HOUSEHOLD & PERSONAL PRODUCTS
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          3.1%
   ENERGY
--------------------------------------------------------------------------------
3M Co.                                                                     2.9%
   CAPITAL GOODS
--------------------------------------------------------------------------------
United Technologies Corp.                                                  2.8%
   CAPITAL GOODS
--------------------------------------------------------------------------------
Praxair Inc.                                                               2.7%
   MATERIALS
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                 2.6%
   ENERGY
--------------------------------------------------------------------------------
McDonald's Corp.                                                           2.6%
   CONSUMER SERVICES
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 17

Performance Summary as of 10/31/07

FRANKLIN LARGE CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FLVAX)                                    CHANGE          10/31/07       10/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.20            $16.75         $16.55
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.2137
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.0645
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.7767
---------------------------------------------------------------------------------------------------
   TOTAL                                   $1.0549
---------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBLCX)                                    CHANGE          10/31/07       10/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.18            $16.52         $16.34
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.1048
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.0645
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.7767
---------------------------------------------------------------------------------------------------
   TOTAL                                   $0.9460
---------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FLCVX)                                    CHANGE          10/31/07       10/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.17            $16.51         $16.34
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.1141
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.0645
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.7767
---------------------------------------------------------------------------------------------------
   TOTAL                                   $0.9553
---------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: FLCRX)                                    CHANGE          10/31/07       10/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.19            $16.61         $16.42
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.1883
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.0645
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.7767
---------------------------------------------------------------------------------------------------
   TOTAL                                   $1.0295
---------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                                CHANGE          10/31/07       10/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.20            $16.76         $16.56
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.2688
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.0645
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.7767
---------------------------------------------------------------------------------------------------
   TOTAL                                   $1.1100
---------------------------------------------------------------------------------------------------


18 | Annual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------------
CLASS A                                                        1-YEAR         5-YEAR     INCEPTION (6/1/00)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                      +7.82%        +79.06%            +91.78%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                  +1.62%        +11.03%             +8.31%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $10,162        $16,875            $18,076
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                             +4.30%        +13.09%             +8.46%
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6            1.39%
------------------------------------------------------------------------------------------------------------
CLASS B                                                        1-YEAR         5-YEAR     INCEPTION (6/1/00)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                      +7.08%        +73.41%            +83.09%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                  +3.08%        +11.38%             +8.50%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $10,308        $17,141            $18,309
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                             +5.95%        +13.49%             +8.66%
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6            2.04%
------------------------------------------------------------------------------------------------------------
CLASS C                                                        1-YEAR         5-YEAR     INCEPTION (6/1/00)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                      +7.07%        +73.44%            +83.09%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                  +6.07%        +11.64%             +8.50%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $10,607        $17,344            $18,309
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                             +8.95%        +13.73%             +8.66%
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6            2.03%
------------------------------------------------------------------------------------------------------------
CLASS R                                                        1-YEAR         5-YEAR     INCEPTION (8/1/02)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                      +7.59%        +77.58%            +76.41%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                  +7.59%        +12.17%            +11.42%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $10,759        $17,758            $17,641
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                            +10.54%        +14.30%             +9.18%
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6            1.54%
------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 7                                                1-YEAR         5-YEAR     INCEPTION (6/1/00)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                      +8.12%        +80.29%            +93.10%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                  +8.12%        +12.51%             +9.28%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $10,812        $18,029            $19,310
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                            +11.06%        +14.61%             +9.44%
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6            1.04%
------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +1.62%
--------------------------------------------------------------------------------
5-Year                                                                   +11.03%
--------------------------------------------------------------------------------
Since Inception (6/1/00)                                                  +8.31%
--------------------------------------------------------------------------------

CLASS A (6/1/00-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Franklin Large     Russell 1000
   Date                      Cap Value Fund    Value Index 8        CPI 8
--------------------------------------------------------------------------------
  6/1/2000                       $ 9,425          $10,000          $10,000
 6/30/2000                       $ 9,001          $ 9,543          $10,052
 7/31/2000                       $ 9,067          $ 9,662          $10,076
 8/31/2000                       $ 9,623          $10,200          $10,076
 9/30/2000                       $ 9,925          $10,294          $10,128
10/31/2000                       $10,481          $10,546          $10,146
11/30/2000                       $10,189          $10,155          $10,152
12/31/2000                       $11,147          $10,664          $10,146
 1/31/2001                       $11,393          $10,705          $10,210
 2/28/2001                       $11,355          $10,407          $10,251
 3/31/2001                       $11,355          $10,039          $10,274
 4/30/2001                       $11,878          $10,532          $10,315
 5/31/2001                       $12,343          $10,768          $10,362
 6/30/2001                       $12,030          $10,529          $10,379
 7/31/2001                       $12,077          $10,507          $10,350
 8/31/2001                       $11,783          $10,086          $10,350
 9/30/2001                       $11,080          $ 9,376          $10,397
10/31/2001                       $11,071          $ 9,296          $10,362
11/30/2001                       $11,631          $ 9,836          $10,344
12/31/2001                       $12,002          $10,068          $10,303
 1/31/2002                       $11,819          $ 9,990          $10,327
 2/28/2002                       $11,867          $10,006          $10,367
 3/31/2002                       $12,233          $10,479          $10,426
 4/30/2002                       $12,050          $10,120          $10,484
 5/31/2002                       $12,194          $10,171          $10,484
 6/30/2002                       $11,414          $ 9,587          $10,490
 7/31/2002                       $10,422          $ 8,696          $10,501
 8/31/2002                       $10,518          $ 8,761          $10,536
 9/30/2002                       $ 9,237          $ 7,787          $10,554
10/31/2002                       $10,094          $ 8,364          $10,571
11/30/2002                       $10,692          $ 8,891          $10,571
12/31/2002                       $10,139          $ 8,505          $10,548
 1/31/2003                       $ 9,926          $ 8,299          $10,595
 2/28/2003                       $ 9,752          $ 8,078          $10,676
 3/31/2003                       $ 9,790          $ 8,091          $10,741
 4/30/2003                       $10,479          $ 8,803          $10,717
 5/31/2003                       $11,157          $ 9,372          $10,700
 6/30/2003                       $11,254          $ 9,489          $10,711
 7/31/2003                       $11,361          $ 9,630          $10,723
 8/31/2003                       $11,477          $ 9,780          $10,764
 9/30/2003                       $11,487          $ 9,685          $10,799
10/31/2003                       $12,020          $10,277          $10,787
11/30/2003                       $12,146          $10,417          $10,758
12/31/2003                       $12,770          $11,059          $10,746
 1/31/2004                       $13,013          $11,253          $10,799
 2/29/2004                       $13,364          $11,494          $10,857
 3/31/2004                       $13,276          $11,394          $10,927
 4/30/2004                       $13,140          $11,115          $10,962
 5/31/2004                       $13,227          $11,229          $11,026
 6/30/2004                       $13,422          $11,494          $11,061
 7/31/2004                       $13,247          $11,332          $11,044
 8/31/2004                       $13,461          $11,493          $11,050
 9/30/2004                       $13,510          $11,671          $11,073
10/31/2004                       $13,636          $11,866          $11,131
11/30/2004                       $14,055          $12,465          $11,137
12/31/2004                       $14,483          $12,883          $11,096
 1/31/2005                       $14,228          $12,654          $11,120
 2/28/2005                       $14,365          $13,074          $11,184
 3/31/2005                       $14,247          $12,894          $11,271
 4/30/2005                       $13,963          $12,663          $11,347
 5/31/2005                       $14,228          $12,968          $11,335
 6/30/2005                       $14,120          $13,110          $11,341
 7/31/2005                       $14,551          $13,489          $11,394
 8/31/2005                       $14,404          $13,431          $11,452
 9/30/2005                       $14,483          $13,619          $11,592
10/31/2005                       $14,375          $13,273          $11,615
11/30/2005                       $14,983          $13,707          $11,522
12/31/2005                       $15,011          $13,792          $11,475
 1/31/2006                       $15,305          $14,327          $11,563
 2/28/2006                       $15,366          $14,415          $11,586
 3/31/2006                       $15,437          $14,610          $11,650
 4/30/2006                       $15,882          $14,981          $11,749
 5/31/2006                       $15,437          $14,603          $11,808
 6/30/2006                       $15,386          $14,696          $11,831
 7/31/2006                       $15,487          $15,053          $11,866
 8/31/2006                       $15,933          $15,305          $11,889
 9/30/2006                       $16,389          $15,610          $11,831
10/31/2006                       $16,764          $16,121          $11,767
11/30/2006                       $17,047          $16,489          $11,749
12/31/2006                       $17,406          $16,860          $11,767
 1/31/2007                       $17,568          $17,075          $11,803
 2/28/2007                       $17,212          $16,809          $11,866
 3/31/2007                       $17,276          $17,069          $11,974
 4/30/2007                       $17,859          $17,700          $12,052
 5/31/2007                       $18,334          $18,338          $12,125
 6/30/2007                       $18,043          $17,910          $12,149
 7/31/2007                       $17,287          $17,081          $12,146
 8/31/2007                       $17,514          $17,273          $12,123
 9/30/2007                       $18,140          $17,866          $12,157
10/31/2007                       $18,076          $17,868          $12,183

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS B                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +3.08%
--------------------------------------------------------------------------------
5-Year                                                                   +11.38%
--------------------------------------------------------------------------------
Since Inception (6/1/00)                                                  +8.50%
--------------------------------------------------------------------------------

CLASS B (6/1/00-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Franklin Large     Russell 1000
   Date                      Cap Value Fund    Value Index 8        CPI 8
--------------------------------------------------------------------------------
  6/1/2000                       $10,000          $10,000          $10,000
 6/30/2000                       $ 9,550          $ 9,543          $10,052
 7/31/2000                       $ 9,610          $ 9,662          $10,076
 8/31/2000                       $10,200          $10,200          $10,076
 9/30/2000                       $10,520          $10,294          $10,128
10/31/2000                       $11,110          $10,546          $10,146
11/30/2000                       $10,790          $10,155          $10,152
12/31/2000                       $11,803          $10,664          $10,146
 1/31/2001                       $12,064          $10,705          $10,210
 2/28/2001                       $12,004          $10,407          $10,251
 3/31/2001                       $11,994          $10,039          $10,274
 4/30/2001                       $12,547          $10,532          $10,315
 5/31/2001                       $13,020          $10,768          $10,362
 6/30/2001                       $12,688          $10,529          $10,379
 7/31/2001                       $12,738          $10,507          $10,350
 8/31/2001                       $12,416          $10,086          $10,350
 9/30/2001                       $11,662          $ 9,376          $10,397
10/31/2001                       $11,652          $ 9,296          $10,362
11/30/2001                       $12,235          $ 9,836          $10,344
12/31/2001                       $12,611          $10,068          $10,303
 1/31/2002                       $12,418          $ 9,990          $10,327
 2/28/2002                       $12,459          $10,006          $10,367
 3/31/2002                       $12,835          $10,479          $10,426
 4/30/2002                       $12,631          $10,120          $10,484
 5/31/2002                       $12,784          $10,171          $10,484
 6/30/2002                       $11,961          $ 9,587          $10,490
 7/31/2002                       $10,914          $ 8,696          $10,501
 8/31/2002                       $11,016          $ 8,761          $10,536
 9/30/2002                       $ 9,664          $ 7,787          $10,554
10/31/2002                       $10,558          $ 8,364          $10,571
11/30/2002                       $11,178          $ 8,891          $10,571
12/31/2002                       $10,604          $ 8,505          $10,548
 1/31/2003                       $10,371          $ 8,299          $10,595
 2/28/2003                       $10,177          $ 8,078          $10,676
 3/31/2003                       $10,218          $ 8,091          $10,741
 4/30/2003                       $10,930          $ 8,803          $10,717
 5/31/2003                       $11,631          $ 9,372          $10,700
 6/30/2003                       $11,723          $ 9,489          $10,711
 7/31/2003                       $11,825          $ 9,630          $10,723
 8/31/2003                       $11,947          $ 9,780          $10,764
 9/30/2003                       $11,947          $ 9,685          $10,799
10/31/2003                       $12,496          $10,277          $10,787
11/30/2003                       $12,618          $10,417          $10,758
12/31/2003                       $13,266          $11,059          $10,746
 1/31/2004                       $13,510          $11,253          $10,799
 2/29/2004                       $13,866          $11,494          $10,857
 3/31/2004                       $13,764          $11,394          $10,927
 4/30/2004                       $13,612          $11,115          $10,962
 5/31/2004                       $13,693          $11,229          $11,026
 6/30/2004                       $13,896          $11,494          $11,061
 7/31/2004                       $13,703          $11,332          $11,044
 8/31/2004                       $13,917          $11,493          $11,050
 9/30/2004                       $13,957          $11,671          $11,073
10/31/2004                       $14,090          $11,866          $11,131
11/30/2004                       $14,507          $12,465          $11,137
12/31/2004                       $14,936          $12,883          $11,096
 1/31/2005                       $14,671          $12,654          $11,120
 2/28/2005                       $14,804          $13,074          $11,184
 3/31/2005                       $14,671          $12,894          $11,271
 4/30/2005                       $14,376          $12,663          $11,347
 5/31/2005                       $14,641          $12,968          $11,335
 6/30/2005                       $14,518          $13,110          $11,341
 7/31/2005                       $14,957          $13,489          $11,394
 8/31/2005                       $14,794          $13,431          $11,452
 9/30/2005                       $14,875          $13,619          $11,592
10/31/2005                       $14,753          $13,273          $11,615
11/30/2005                       $15,375          $13,707          $11,522
12/31/2005                       $15,393          $13,792          $11,475
 1/31/2006                       $15,686          $14,327          $11,563
 2/28/2006                       $15,739          $14,415          $11,586
 3/31/2006                       $15,801          $14,610          $11,650
 4/30/2006                       $16,241          $14,981          $11,749
 5/31/2006                       $15,781          $14,603          $11,808
 6/30/2006                       $15,718          $14,696          $11,831
 7/31/2006                       $15,812          $15,053          $11,866
 8/31/2006                       $16,262          $15,305          $11,889
 9/30/2006                       $16,722          $15,610          $11,831
10/31/2006                       $17,099          $16,121          $11,767
11/30/2006                       $17,382          $16,489          $11,749
12/31/2006                       $17,722          $16,860          $11,767
 1/31/2007                       $17,877          $17,075          $11,803
 2/28/2007                       $17,522          $16,809          $11,866
 3/31/2007                       $17,566          $17,069          $11,974
 4/30/2007                       $18,154          $17,700          $12,052
 5/31/2007                       $18,630          $18,338          $12,125
 6/30/2007                       $18,320          $17,910          $12,149
 7/31/2007                       $17,544          $17,081          $12,146
 8/31/2007                       $17,766          $17,273          $12,123
 9/30/2007                       $18,386          $17,866          $12,157
10/31/2007                       $18,309          $17,868          $12,183


20 | Annual Report

CLASS C (6/1/00-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Franklin Large     Russell 1000
   Date                      Cap Value Fund    Value Index 8        CPI 8
--------------------------------------------------------------------------------
  6/1/2000                       $10,000          $10,000          $10,000
 6/30/2000                       $ 9,550          $ 9,543          $10,052
 7/31/2000                       $ 9,610          $ 9,662          $10,076
 8/31/2000                       $10,200          $10,200          $10,076
 9/30/2000                       $10,520          $10,294          $10,128
10/31/2000                       $11,110          $10,546          $10,146
11/30/2000                       $10,800          $10,155          $10,152
12/31/2000                       $11,814          $10,664          $10,146
 1/31/2001                       $12,066          $10,705          $10,210
 2/28/2001                       $12,006          $10,407          $10,251
 3/31/2001                       $11,996          $10,039          $10,274
 4/30/2001                       $12,549          $10,532          $10,315
 5/31/2001                       $13,022          $10,768          $10,362
 6/30/2001                       $12,690          $10,529          $10,379
 7/31/2001                       $12,740          $10,507          $10,350
 8/31/2001                       $12,418          $10,086          $10,350
 9/30/2001                       $11,664          $ 9,376          $10,397
10/31/2001                       $11,643          $ 9,296          $10,362
11/30/2001                       $12,227          $ 9,836          $10,344
12/31/2001                       $12,609          $10,068          $10,303
 1/31/2002                       $12,416          $ 9,990          $10,327
 2/28/2002                       $12,456          $10,006          $10,367
 3/31/2002                       $12,832          $10,479          $10,426
 4/30/2002                       $12,639          $10,120          $10,484
 5/31/2002                       $12,782          $10,171          $10,484
 6/30/2002                       $11,959          $ 9,587          $10,490
 7/31/2002                       $10,922          $ 8,696          $10,501
 8/31/2002                       $11,014          $ 8,761          $10,536
 9/30/2002                       $ 9,662          $ 7,787          $10,554
10/31/2002                       $10,556          $ 8,364          $10,571
11/30/2002                       $11,176          $ 8,891          $10,571
12/31/2002                       $10,611          $ 8,505          $10,548
 1/31/2003                       $10,377          $ 8,299          $10,595
 2/28/2003                       $10,194          $ 8,078          $10,676
 3/31/2003                       $10,225          $ 8,091          $10,741
 4/30/2003                       $10,927          $ 8,803          $10,717
 5/31/2003                       $11,629          $ 9,372          $10,700
 6/30/2003                       $11,720          $ 9,489          $10,711
 7/31/2003                       $11,832          $ 9,630          $10,723
 8/31/2003                       $11,944          $ 9,780          $10,764
 9/30/2003                       $11,944          $ 9,685          $10,799
10/31/2003                       $12,494          $10,277          $10,787
11/30/2003                       $12,616          $10,417          $10,758
12/31/2003                       $13,267          $11,059          $10,746
 1/31/2004                       $13,511          $11,253          $10,799
 2/29/2004                       $13,867          $11,494          $10,857
 3/31/2004                       $13,765          $11,394          $10,927
 4/30/2004                       $13,613          $11,115          $10,962
 5/31/2004                       $13,694          $11,229          $11,026
 6/30/2004                       $13,898          $11,494          $11,061
 7/31/2004                       $13,694          $11,332          $11,044
 8/31/2004                       $13,918          $11,493          $11,050
 9/30/2004                       $13,959          $11,671          $11,073
10/31/2004                       $14,091          $11,866          $11,131
11/30/2004                       $14,498          $12,465          $11,137
12/31/2004                       $14,935          $12,883          $11,096
 1/31/2005                       $14,670          $12,654          $11,120
 2/28/2005                       $14,803          $13,074          $11,184
 3/31/2005                       $14,670          $12,894          $11,271
 4/30/2005                       $14,374          $12,663          $11,347
 5/31/2005                       $14,629          $12,968          $11,335
 6/30/2005                       $14,517          $13,110          $11,341
 7/31/2005                       $14,956          $13,489          $11,394
 8/31/2005                       $14,792          $13,431          $11,452
 9/30/2005                       $14,874          $13,619          $11,592
10/31/2005                       $14,752          $13,273          $11,615
11/30/2005                       $15,373          $13,707          $11,522
12/31/2005                       $15,394          $13,792          $11,475
 1/31/2006                       $15,677          $14,327          $11,563
 2/28/2006                       $15,729          $14,415          $11,586
 3/31/2006                       $15,802          $14,610          $11,650
 4/30/2006                       $16,242          $14,981          $11,749
 5/31/2006                       $15,781          $14,603          $11,808
 6/30/2006                       $15,718          $14,696          $11,831
 7/31/2006                       $15,813          $15,053          $11,866
 8/31/2006                       $16,263          $15,305          $11,889
 9/30/2006                       $16,723          $15,610          $11,831
10/31/2006                       $17,100          $16,121          $11,767
11/30/2006                       $17,372          $16,489          $11,749
12/31/2006                       $17,722          $16,860          $11,767
 1/31/2007                       $17,877          $17,075          $11,803
 2/28/2007                       $17,522          $16,809          $11,866
 3/31/2007                       $17,566          $17,069          $11,974
 4/30/2007                       $18,154          $17,700          $12,052
 5/31/2007                       $18,631          $18,338          $12,125
 6/30/2007                       $18,320          $17,910          $12,149
 7/31/2007                       $17,544          $17,081          $12,146
 8/31/2007                       $17,766          $17,273          $12,123
 9/30/2007                       $18,387          $17,866          $12,157
10/31/2007                       $18,309          $17,868          $12,183

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS C                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +6.07%
--------------------------------------------------------------------------------
5-Year                                                                   +11.64%
--------------------------------------------------------------------------------
Since Inception (6/1/00)                                                  +8.50%
--------------------------------------------------------------------------------

CLASS R (8/1/02-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Franklin Large     Russell 1000
   Date                      Cap Value Fund    Value Index 8        CPI 8
--------------------------------------------------------------------------------
  8/1/2002                       $10,000          $10,000          $10,000
 8/31/2002                       $10,351          $10,076          $10,033
 9/30/2002                       $ 9,081          $ 8,955          $10,050
10/31/2002                       $ 9,934          $ 9,619          $10,067
11/30/2002                       $10,512          $10,225          $10,067
12/31/2002                       $ 9,982          $ 9,781          $10,044
 1/31/2003                       $ 9,762          $ 9,544          $10,089
 2/28/2003                       $ 9,591          $ 9,289          $10,167
 3/31/2003                       $ 9,639          $ 9,305          $10,228
 4/30/2003                       $10,307          $10,124          $10,205
 5/31/2003                       $10,958          $10,777          $10,189
 6/30/2003                       $11,053          $10,912          $10,200
 7/31/2003                       $11,168          $11,075          $10,211
 8/31/2003                       $11,273          $11,247          $10,250
 9/30/2003                       $11,282          $11,137          $10,283
10/31/2003                       $11,799          $11,819          $10,272
11/30/2003                       $11,932          $11,979          $10,244
12/31/2003                       $12,549          $12,718          $10,233
 1/31/2004                       $12,780          $12,941          $10,283
 2/29/2004                       $13,126          $13,219          $10,339
 3/31/2004                       $13,040          $13,103          $10,405
 4/30/2004                       $12,895          $12,783          $10,439
 5/31/2004                       $12,981          $12,913          $10,500
 6/30/2004                       $13,183          $13,218          $10,533
 7/31/2004                       $13,001          $13,032          $10,516
 8/31/2004                       $13,213          $13,217          $10,522
 9/30/2004                       $13,260          $13,422          $10,544
10/31/2004                       $13,385          $13,645          $10,600
11/30/2004                       $13,778          $14,335          $10,605
12/31/2004                       $14,204          $14,815          $10,566
 1/31/2005                       $13,953          $14,552          $10,589
 2/28/2005                       $14,088          $15,035          $10,650
 3/31/2005                       $13,963          $14,828          $10,733
 4/30/2005                       $13,682          $14,563          $10,805
 5/31/2005                       $13,943          $14,913          $10,794
 6/30/2005                       $13,837          $15,077          $10,800
 7/31/2005                       $14,262          $15,513          $10,850
 8/31/2005                       $14,108          $15,445          $10,905
 9/30/2005                       $14,195          $15,662          $11,038
10/31/2005                       $14,079          $15,264          $11,061
11/30/2005                       $14,679          $15,764          $10,972
12/31/2005                       $14,698          $15,860          $10,927
 1/31/2006                       $14,987          $16,476          $11,011
 2/28/2006                       $15,037          $16,577          $11,033
 3/31/2006                       $15,106          $16,801          $11,094
 4/30/2006                       $15,546          $17,228          $11,188
 5/31/2006                       $15,106          $16,793          $11,244
 6/30/2006                       $15,045          $16,901          $11,266
 7/31/2006                       $15,145          $17,311          $11,299
 8/31/2006                       $15,584          $17,601          $11,321
 9/30/2006                       $16,023          $17,952          $11,266
10/31/2006                       $16,393          $18,540          $11,205
11/30/2006                       $16,674          $18,963          $11,188
12/31/2006                       $17,012          $19,389          $11,205
 1/31/2007                       $17,172          $19,636          $11,239
 2/28/2007                       $16,832          $19,330          $11,299
 3/31/2007                       $16,886          $19,629          $11,402
 4/30/2007                       $17,460          $20,355          $11,476
 5/31/2007                       $17,918          $21,089          $11,546
 6/30/2007                       $17,631          $20,596          $11,569
 7/31/2007                       $16,887          $19,644          $11,566
 8/31/2007                       $17,110          $19,864          $11,545
 9/30/2007                       $17,715          $20,546          $11,576
10/31/2007                       $17,641          $20,548          $11,601

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS R                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +7.59%
--------------------------------------------------------------------------------
5-Year                                                                   +12.17%
--------------------------------------------------------------------------------
Since Inception (8/1/02)                                                 +11.42%
--------------------------------------------------------------------------------


                                                              Annual Report | 21

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
ADVISOR CLASS 7                                                        10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +8.12%
--------------------------------------------------------------------------------
5-Year                                                                   +12.51%
--------------------------------------------------------------------------------
Since Inception (6/1/00)                                                  +9.28%
--------------------------------------------------------------------------------

ADVISOR CLASS (6/1/00-10/31/07) 7

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Franklin Large     Russell 1000
   Date                      Cap Value Fund    Value Index 8        CPI 8
--------------------------------------------------------------------------------
  6/1/2000                       $10,000          $10,000          $10,000
 6/30/2000                       $ 9,550          $ 9,543          $10,052
 7/31/2000                       $ 9,620          $ 9,662          $10,076
 8/31/2000                       $10,210          $10,200          $10,076
 9/30/2000                       $10,530          $10,294          $10,128
10/31/2000                       $11,120          $10,546          $10,146
11/30/2000                       $10,810          $10,155          $10,152
12/31/2000                       $11,827          $10,664          $10,146
 1/31/2001                       $12,089          $10,705          $10,210
 2/28/2001                       $12,049          $10,407          $10,251
 3/31/2001                       $12,049          $10,039          $10,274
 4/30/2001                       $12,603          $10,532          $10,315
 5/31/2001                       $13,096          $10,768          $10,362
 6/30/2001                       $12,764          $10,529          $10,379
 7/31/2001                       $12,814          $10,507          $10,350
 8/31/2001                       $12,502          $10,086          $10,350
 9/30/2001                       $11,757          $ 9,376          $10,397
10/31/2001                       $11,747          $ 9,296          $10,362
11/30/2001                       $12,341          $ 9,836          $10,344
12/31/2001                       $12,734          $10,068          $10,303
 1/31/2002                       $12,540          $9,990           $10,327
 2/28/2002                       $12,591          $10,006          $10,367
 3/31/2002                       $12,979          $10,479          $10,426
 4/30/2002                       $12,785          $10,120          $10,484
 5/31/2002                       $12,939          $10,171          $10,484
 6/30/2002                       $12,111          $ 9,587          $10,490
 7/31/2002                       $11,058          $ 8,696          $10,501
 8/31/2002                       $11,160          $ 8,761          $10,536
 9/30/2002                       $ 9,801          $ 7,787          $10,554
10/31/2002                       $10,711          $ 8,364          $10,571
11/30/2002                       $11,344          $ 8,891          $10,571
12/31/2002                       $10,758          $ 8,505          $10,548
 1/31/2003                       $10,532          $ 8,299          $10,595
 2/28/2003                       $10,347          $ 8,078          $10,676
 3/31/2003                       $10,388          $ 8,091          $10,741
 4/30/2003                       $11,118          $ 8,803          $10,717
 5/31/2003                       $11,838          $ 9,372          $10,700
 6/30/2003                       $11,941          $ 9,489          $10,711
 7/31/2003                       $12,054          $ 9,630          $10,723
 8/31/2003                       $12,178          $ 9,780          $10,764
 9/30/2003                       $12,188          $ 9,685          $10,799
10/31/2003                       $12,754          $10,277          $10,787
11/30/2003                       $12,887          $10,417          $10,758
12/31/2003                       $13,550          $11,059          $10,746
 1/31/2004                       $13,808          $11,253          $10,799
 2/29/2004                       $14,180          $11,494          $10,857
 3/31/2004                       $14,087          $11,394          $10,927
 4/30/2004                       $13,942          $11,115          $10,962
 5/31/2004                       $14,035          $11,229          $11,026
 6/30/2004                       $14,241          $11,494          $11,061
 7/31/2004                       $14,056          $11,332          $11,044
 8/31/2004                       $14,283          $11,493          $11,050
 9/30/2004                       $14,334          $11,671          $11,073
10/31/2004                       $14,469          $11,866          $11,131
11/30/2004                       $14,913          $12,465          $11,137
12/31/2004                       $15,367          $12,883          $11,096
 1/31/2005                       $15,096          $12,654          $11,120
 2/28/2005                       $15,242          $13,074          $11,184
 3/31/2005                       $15,117          $12,894          $11,271
 4/30/2005                       $14,815          $12,663          $11,347
 5/31/2005                       $15,096          $12,968          $11,335
 6/30/2005                       $14,982          $13,110          $11,341
 7/31/2005                       $15,440          $13,489          $11,394
 8/31/2005                       $15,284          $13,431          $11,452
 9/30/2005                       $15,367          $13,619          $11,592
10/31/2005                       $15,252          $13,273          $11,615
11/30/2005                       $15,918          $13,707          $11,522
12/31/2005                       $15,951          $13,792          $11,475
 1/31/2006                       $16,263          $14,327          $11,563
 2/28/2006                       $16,328          $14,415          $11,586
 3/31/2006                       $16,414          $14,610          $11,650
 4/30/2006                       $16,889          $14,981          $11,749
 5/31/2006                       $16,425          $14,603          $11,808
 6/30/2006                       $16,371          $14,696          $11,831
 7/31/2006                       $16,479          $15,053          $11,866
 8/31/2006                       $16,964          $15,305          $11,889
 9/30/2006                       $17,450          $15,610          $11,831
10/31/2006                       $17,859          $16,121          $11,767
11/30/2006                       $18,172          $16,489          $11,749
12/31/2006                       $18,549          $16,860          $11,767
 1/31/2007                       $18,722          $17,075          $11,803
 2/28/2007                       $18,365          $16,809          $11,866
 3/31/2007                       $18,422          $17,069          $11,974
 4/30/2007                       $19,056          $17,700          $12,052
 5/31/2007                       $19,575          $18,338          $12,125
 6/30/2007                       $19,264          $17,910          $12,149
 7/31/2007                       $18,468          $17,081          $12,146
 8/31/2007                       $18,710          $17,273          $12,123
 9/30/2007                       $19,379          $17,866          $12,157
10/31/2007                       $19,310          $17,868          $12,183

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKETS AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:         These shares have higher annual fees and expenses than Class
                 A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +26.86% and +12.65%.

8. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


22 | Annual Report

Your Fund's Expenses

FRANKLIN LARGE CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                           VALUE 5/1/07        VALUE 10/31/07     PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,012.10              $ 6.59
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,018.65              $ 6.61
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,008.50              $ 9.97
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,015.27              $10.01
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,008.60              $ 9.97
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,015.27              $10.01
----------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,010.30              $ 7.45
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,017.80              $ 7.48
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,013.30              $ 4.92
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,020.32              $ 4.94
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.30%; B: 1.97%; C: 1.97%; R: 1.47%; and Advisor:
0.97%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


24 | Annual Report

Franklin MicroCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MicroCap Value Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of microcap companies with market capitalizations under $400 million at the time of purchase, which we believe are undervalued in the marketplace.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin MicroCap Value Fund's annual report for the fiscal year ended October 31, 2007.

PERFORMANCE OVERVIEW

Franklin MicroCap Value Fund - Class A posted a +13.73% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Russell 2000 Value Index, which posted a +2.05% total return for the same period. 1 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 28.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. We limit purchases to companies with market capitalizations of less than $400 million, which we define as "micro-cap." Book value per share is a company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 73.


                                                              Annual Report | 25

PORTFOLIO BREAKDOWN
Franklin MicroCap Value Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Capital Goods                                                              15.2%
Food, Beverage & Tobacco                                                   11.5%
Materials                                                                  10.5%
Commercial Services & Supplies                                              7.7%
Consumer Durables & Apparel                                                 6.2%
Insurance                                                                   4.6%
Retailing                                                                   4.5%
Transportation                                                              3.7%
Telecommunication Services                                                  3.6%
Banks                                                                       3.5%
Energy                                                                      2.9%
Real Estate                                                                 2.6%
Food & Staples Retailing                                                    2.3%
Other                                                                       3.9%
Short-Term Investments & Other Net Assets                                  17.3%

MANAGER'S DISCUSSION

On October 31, 2007, the Fund's total net assets were $501 million, and short-term investments and other net assets (cash) stood at 17.3%, compared with total net assets of $480 million and 17.5% in cash at the beginning of the period. The Fund closed to new investors (with certain exceptions) in January 2004. The close does not restrict existing shareholders from continuing to invest through exchanges and additional purchases, including purchases made through reinvestment of dividends and capital gains distributions, except that if an account is reduced to zero it may not be reopened unless the Fund reopens. Net Fund outflows to existing shareholders were $41.5 million during the 12-month period.

We identified six new investment opportunities during the year: BFC Financial, a bank holding company and real estate developer in Florida; Black River BancVenture, a newly formed bank holding company based in Memphis, Tennessee; Kohlberg Capital, a closed-end investment company; North State Telecommunications, a telephone company in North Carolina; Omega Protein, a producer of fish oil and meal; and P.A.M. Transportation, a trucking company based in Tontitown, Arkansas. Cash deployed into new and existing holdings totaled $42.3 million.

Cash proceeds from portfolio sales totaled $84.4 million, of which the completed takeovers of Aleris International, Case Pomeroy, Crowley Maritime, Green Mountain Power, Merchants Group, OMI and Premium Standard Farms accounted for $38.1 million. Crowley Maritime's management bought out the minority shareholders in response to a lawsuit we filed in 2004. Two additional takeovers were pending at period-end: SEMCO Energy and Printronix.

Apart from takeovers, we eliminated two small positions: CoolBrands at a loss, and Central Vermont Public Service at a gain. We also reduced several positions in response to price appreciation, including some that were among the strongest contributors to Fund performance in the period. All these investments were made in accordance with our stated investment strategy and the results, apart from CoolBrands, were consistent with our expectations.

Positions that contributed most positively to Fund performance for the fiscal year included Hardinge (machine tools), Atlantic Tele-Network (telecommunications), American Pacific (specialty chemicals), Layne Christensen (water, mineral and coal seam gas drilling), Alliance One International (leaf tobacco), Crowley Maritime and International Shipholding (maritime transportation), RTI International Metals (titanium metal), Village Super Market (grocery retailing), and CIRCOR International (fluid control). Holding periods tend to be long in our Fund, as reflected by our portfolio turnover rate, and we do not expect performance to be driven by recently established positions.


26 | Annual Report

This year's worst detractors from Fund performance included Handleman (prerecorded music); Gehl (construction equipment); Arbor Realty Trust (real estate finance); Delta Apparel; Dixie Group (carpet); Proliance International (aftermarket auto parts); and Haverty Furniture. Handleman's business is suffering from poor retail music sales. Gehl, Dixie Group and Haverty are sensitive to housing, and Arbor Realty is also exposed to real estate prices. Delta Apparel was struggling to integrate acquisitions and transfer production offshore, and was also subject to rising material costs amid a difficult pricing environment. Proliance has been unable to generate sustainable profits despite several years of restructuring.

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]       /s/ Bruce C. Baughman

                      Bruce C. Baughman, CPA
                      Lead Portfolio Manager

                      William J. Lippman
                      Margaret McGee
                      Donald G. Taylor, CPA

                      Portfolio Management Team
                      Franklin MicroCap Value Fund

TOP 10 EQUITY HOLDINGS
Franklin MicroCap Value Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Hardinge Inc.                                                              4.2%
   CAPITAL GOODS
--------------------------------------------------------------------------------
Seneca Foods Corp.                                                         3.7%
   FOOD, BEVERAGE & TOBACCO
--------------------------------------------------------------------------------
Atlantic Tele-Network Inc.                                                 3.5%
   TELECOMMUNICATION SERVICES
--------------------------------------------------------------------------------
PHI Inc.                                                                   2.9%
   ENERGY
--------------------------------------------------------------------------------
Smithfield Foods Inc.                                                      2.7%
   FOOD, BEVERAGE & TOBACCO
--------------------------------------------------------------------------------
RTI International Metals Inc.                                              2.6%
   MATERIALS
--------------------------------------------------------------------------------
Healthcare Services Group Inc.                                             2.6%
   COMMERCIAL SERVICES & SUPPLIES
--------------------------------------------------------------------------------
American Pacific Corp.                                                     2.5%
   MATERIALS
--------------------------------------------------------------------------------
Village Super Market Inc., A                                               2.3%
   FOOD & STAPLES RETAILING
--------------------------------------------------------------------------------
CIRCOR International Inc.                                                  2.3%
   CAPITAL GOODS
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 27

Performance Summary as of 10/31/07

FRANKLIN MICROCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRMCX)                                    CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$2.70            $44.02        $41.32
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.5676
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $2.2195
--------------------------------------------------------------------------------------------------
   TOTAL                                   $2.7871
--------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FVRMX)                              CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$2.71            $44.14        $41.43
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.6684
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $2.2195
--------------------------------------------------------------------------------------------------
   TOTAL                                   $2.8879
--------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR       5-YEAR      10-YEAR
--------------------------------------------------------------------------------------------
Cumulative Total Return 1                                 +13.73%     +140.42%     +227.95%
--------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +7.19%      +17.77%      +11.95%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                           $ 10,719     $ 22,660     $ 30,912
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                         +9.47%      +17.73%      +11.81%
--------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5         1.23%
--------------------------------------------------------------------------------------------
ADVISOR CLASS 6                                            1-YEAR       5-YEAR      10-YEAR
--------------------------------------------------------------------------------------------
Cumulative Total Return 1                                 +13.99%     +141.61%     +229.58%
--------------------------------------------------------------------------------------------
Average Annual Total Return 2                             +13.99%      +19.30%      +12.67%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                           $ 11,399     $ 24,161     $ 32,958
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                        +16.38%      +19.24%      +12.53%
--------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5         0.99%
--------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


28 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/97-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Franklin MicroCap   Russell 2000 Value
   Date                          Value Fund            Index 7         CPI 7
--------------------------------------------------------------------------------
 11/1/1997                        $ 9,426              $10,000        $10,000
11/30/1997                        $ 9,352              $10,110        $ 9,994
12/31/1997                        $ 9,292              $10,452        $ 9,981
 1/31/1998                        $ 9,205              $10,263        $10,000
 2/28/1998                        $ 9,620              $10,884        $10,019
 3/31/1998                        $10,129              $11,325        $10,037
 4/30/1998                        $10,605              $11,381        $10,056
 5/31/1998                        $10,448              $10,978        $10,074
 6/30/1998                        $10,166              $10,916        $10,087
 7/31/1998                        $ 9,781              $10,061        $10,099
 8/31/1998                        $ 8,311              $ 8,485        $10,111
 9/30/1998                        $ 8,294              $ 8,965        $10,124
10/31/1998                        $ 8,394              $ 9,231        $10,149
11/30/1998                        $ 8,630              $ 9,481        $10,149
12/31/1998                        $ 8,664              $ 9,778        $10,142
 1/31/1999                        $ 8,741              $ 9,556        $10,167
 2/28/1999                        $ 8,310              $ 8,904        $10,179
 3/31/1999                        $ 8,018              $ 8,830        $10,210
 4/30/1999                        $ 8,489              $ 9,636        $10,285
 5/31/1999                        $ 8,916              $ 9,932        $10,285
 6/30/1999                        $ 9,113              $10,292        $10,285
 7/31/1999                        $ 9,230              $10,048        $10,316
 8/31/1999                        $ 9,014              $ 9,680        $10,340
 9/30/1999                        $ 8,391              $ 9,487        $10,390
10/31/1999                        $ 8,261              $ 9,297        $10,408
11/30/1999                        $ 8,344              $ 9,345        $10,415
12/31/1999                        $ 8,320              $ 9,632        $10,415
 1/31/2000                        $ 8,632              $ 9,381        $10,446
 2/29/2000                        $ 8,764              $ 9,954        $10,507
 3/31/2000                        $ 8,832              $10,001        $10,594
 4/30/2000                        $ 8,510              $10,060        $10,600
 5/31/2000                        $ 8,554              $ 9,906        $10,613
 6/30/2000                        $ 8,871              $10,196        $10,668
 7/31/2000                        $ 8,978              $10,535        $10,693
 8/31/2000                        $ 9,525              $11,006        $10,693
 9/30/2000                        $ 9,501              $10,944        $10,749
10/31/2000                        $ 9,213              $10,905        $10,767
11/30/2000                        $ 9,052              $10,683        $10,774
12/31/2000                        $ 9,324              $11,831        $10,767
 1/31/2001                        $10,171              $12,158        $10,835
 2/28/2001                        $10,425              $12,141        $10,879
 3/31/2001                        $10,856              $11,946        $10,903
 4/30/2001                        $11,394              $12,499        $10,947
 5/31/2001                        $12,435              $12,820        $10,996
 6/30/2001                        $12,536              $13,336        $11,015
 7/31/2001                        $12,831              $13,037        $10,984
 8/31/2001                        $12,866              $12,992        $10,984
 9/30/2001                        $12,095              $11,558        $11,033
10/31/2001                        $12,511              $11,860        $10,996
11/30/2001                        $12,541              $12,712        $10,978
12/31/2001                        $13,172              $13,490        $10,934
 1/31/2002                        $13,540              $13,669        $10,959
 2/28/2002                        $13,620              $13,753        $11,002
 3/31/2002                        $14,368              $14,782        $11,064
 4/30/2002                        $14,997              $15,303        $11,126
 5/31/2002                        $15,184              $14,797        $11,126
 6/30/2002                        $15,061              $14,469        $11,132
 7/31/2002                        $13,631              $12,319        $11,145
 8/31/2002                        $13,551              $12,265        $11,182
 9/30/2002                        $12,847              $11,389        $11,200
10/31/2002                        $12,857              $11,560        $11,219
11/30/2002                        $13,508              $12,482        $11,219
12/31/2002                        $13,700              $11,949        $11,194
 1/31/2003                        $13,621              $11,613        $11,244
 2/28/2003                        $13,060              $11,222        $11,330
 3/31/2003                        $12,998              $11,342        $11,399
 4/30/2003                        $13,275              $12,419        $11,374
 5/31/2003                        $14,006              $13,687        $11,355
 6/30/2003                        $14,560              $13,919        $11,368
 7/31/2003                        $15,325              $14,613        $11,380
 8/31/2003                        $15,947              $15,169        $11,423
 9/30/2003                        $16,162              $14,995        $11,460
10/31/2003                        $17,215              $16,217        $11,448
11/30/2003                        $17,889              $16,840        $11,417
12/31/2003                        $18,690              $17,449        $11,405
 1/31/2004                        $18,950              $18,052        $11,460
 2/29/2004                        $19,036              $18,402        $11,522
 3/31/2004                        $19,648              $18,656        $11,597
 4/30/2004                        $19,446              $17,691        $11,634
 5/31/2004                        $19,452              $17,905        $11,702
 6/30/2004                        $20,041              $18,814        $11,739
 7/31/2004                        $19,660              $17,949        $11,720
 8/31/2004                        $19,423              $18,125        $11,726
 9/30/2004                        $19,816              $18,842        $11,751
10/31/2004                        $19,908              $19,135        $11,813
11/30/2004                        $21,196              $20,833        $11,819
12/31/2004                        $21,682              $21,330        $11,776
 1/31/2005                        $21,646              $20,505        $11,801
 2/28/2005                        $22,302              $20,912        $11,869
 3/31/2005                        $21,785              $20,482        $11,962
 4/30/2005                        $21,275              $19,425        $12,042
 5/31/2005                        $21,700              $20,610        $12,030
 6/30/2005                        $22,253              $21,521        $12,036
 7/31/2005                        $23,663              $22,746        $12,092
 8/31/2005                        $23,469              $22,224        $12,153
 9/30/2005                        $23,614              $22,187        $12,302
10/31/2005                        $23,183              $21,630        $12,327
11/30/2005                        $23,803              $22,507        $12,228
12/31/2005                        $24,333              $22,334        $12,178
 1/31/2006                        $25,563              $24,181        $12,271
 2/28/2006                        $25,622              $24,180        $12,296
 3/31/2006                        $27,168              $25,351        $12,364
 4/30/2006                        $27,017              $25,419        $12,469
 5/31/2006                        $26,694              $24,366        $12,531
 6/30/2006                        $26,622              $24,665        $12,556
 7/31/2006                        $25,931              $24,323        $12,593
 8/31/2006                        $26,300              $25,050        $12,618
 9/30/2006                        $26,543              $25,295        $12,556
10/31/2006                        $27,181              $26,582        $12,488
11/30/2006                        $28,497              $27,340        $12,469
12/31/2006                        $29,185              $27,579        $12,488
 1/31/2007                        $29,669              $27,992        $12,526
 2/28/2007                        $30,371              $27,648        $12,593
 3/31/2007                        $30,793              $27,982        $12,707
 4/30/2007                        $31,368              $28,272        $12,790
 5/31/2007                        $32,071              $29,309        $12,868
 6/30/2007                        $31,916              $28,625        $12,893
 7/31/2007                        $31,186              $26,189        $12,890
 8/31/2007                        $30,926              $26,714        $12,866
 9/30/2007                        $30,828              $26,834        $12,902
10/31/2007                        $30,912              $27,127        $12,929

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +7.19%
--------------------------------------------------------------------------------
5-Year                                                                   +17.77%
--------------------------------------------------------------------------------
10-Year                                                                  +11.95%
--------------------------------------------------------------------------------

ADVISOR CLASS (11/1/97-10/31/07) 6

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Franklin MicroCap   Russell 2000 Value
   Date                         Value Fund            Index 7         CPI 7
--------------------------------------------------------------------------------
 11/1/1997                       $10,000              $10,000        $10,000
11/30/1997                       $ 9,922              $10,110        $ 9,994
12/31/1997                       $ 9,859              $10,452        $ 9,981
 1/31/1998                       $ 9,766              $10,263        $10,000
 2/28/1998                       $10,206              $10,884        $10,019
 3/31/1998                       $10,746              $11,325        $10,037
 4/30/1998                       $11,251              $11,381        $10,056
 5/31/1998                       $11,084              $10,978        $10,074
 6/30/1998                       $10,786              $10,916        $10,087
 7/31/1998                       $10,377              $10,061        $10,099
 8/31/1998                       $ 8,817              $ 8,485        $10,111
 9/30/1998                       $ 8,800              $ 8,965        $10,124
10/31/1998                       $ 8,905              $ 9,231        $10,149
11/30/1998                       $ 9,156              $ 9,481        $10,149
12/31/1998                       $ 9,192              $ 9,778        $10,142
 1/31/1999                       $ 9,273              $ 9,556        $10,167
 2/28/1999                       $ 8,816              $ 8,904        $10,179
 3/31/1999                       $ 8,507              $ 8,830        $10,210
 4/30/1999                       $ 9,007              $ 9,636        $10,285
 5/31/1999                       $ 9,459              $ 9,932        $10,285
 6/30/1999                       $ 9,668              $10,292        $10,285
 7/31/1999                       $ 9,792              $10,048        $10,316
 8/31/1999                       $ 9,564              $ 9,680        $10,340
 9/30/1999                       $ 8,902              $ 9,487        $10,390
10/31/1999                       $ 8,764              $ 9,297        $10,408
11/30/1999                       $ 8,853              $ 9,345        $10,415
12/31/1999                       $ 8,827              $ 9,632        $10,415
 1/31/2000                       $ 9,158              $ 9,381        $10,446
 2/29/2000                       $ 9,298              $ 9,954        $10,507
 3/31/2000                       $ 9,370              $10,001        $10,594
 4/30/2000                       $ 9,029              $10,060        $10,600
 5/31/2000                       $ 9,075              $ 9,906        $10,613
 6/30/2000                       $ 9,412              $10,196        $10,668
 7/31/2000                       $ 9,526              $10,535        $10,693
 8/31/2000                       $10,105              $11,006        $10,693
 9/30/2000                       $10,079              $10,944        $10,749
10/31/2000                       $ 9,774              $10,905        $10,767
11/30/2000                       $ 9,603              $10,683        $10,774
12/31/2000                       $ 9,892              $11,831        $10,767
 1/31/2001                       $10,791              $12,158        $10,835
 2/28/2001                       $11,060              $12,141        $10,879
 3/31/2001                       $11,518              $11,946        $10,903
 4/30/2001                       $12,089              $12,499        $10,947
 5/31/2001                       $13,192              $12,820        $10,996
 6/30/2001                       $13,300              $13,336        $11,015
 7/31/2001                       $13,612              $13,037        $10,984
 8/31/2001                       $13,650              $12,992        $10,984
 9/30/2001                       $12,832              $11,558        $11,033
10/31/2001                       $13,273              $11,860        $10,996
11/30/2001                       $13,306              $12,712        $10,978
12/31/2001                       $13,974              $13,490        $10,934
 1/31/2002                       $14,365              $13,669        $10,959
 2/28/2002                       $14,450              $13,753        $11,002
 3/31/2002                       $15,243              $14,782        $11,064
 4/30/2002                       $15,911              $15,303        $11,126
 5/31/2002                       $16,109              $14,797        $11,126
 6/30/2002                       $15,979              $14,469        $11,132
 7/31/2002                       $14,462              $12,319        $11,145
 8/31/2002                       $14,377              $12,265        $11,182
 9/30/2002                       $13,629              $11,389        $11,200
10/31/2002                       $13,641              $11,560        $11,219
11/30/2002                       $14,331              $12,482        $11,219
12/31/2002                       $14,535              $11,949        $11,194
 1/31/2003                       $14,451              $11,613        $11,244
 2/28/2003                       $13,856              $11,222        $11,330
 3/31/2003                       $13,790              $11,342        $11,399
 4/30/2003                       $14,084              $12,419        $11,374
 5/31/2003                       $14,859              $13,687        $11,355
 6/30/2003                       $15,448              $13,919        $11,368
 7/31/2003                       $16,258              $14,613        $11,380
 8/31/2003                       $16,919              $15,169        $11,423
 9/30/2003                       $17,147              $14,995        $11,460
10/31/2003                       $18,264              $16,217        $11,448
11/30/2003                       $18,979              $16,840        $11,417
12/31/2003                       $19,829              $17,449        $11,405
 1/31/2004                       $20,104              $18,052        $11,460
 2/29/2004                       $20,196              $18,402        $11,522
 3/31/2004                       $20,845              $18,656        $11,597
 4/30/2004                       $20,631              $17,691        $11,634
 5/31/2004                       $20,637              $17,905        $11,702
 6/30/2004                       $21,262              $18,814        $11,739
 7/31/2004                       $20,858              $17,949        $11,720
 8/31/2004                       $20,607              $18,125        $11,726
 9/30/2004                       $21,023              $18,842        $11,751
10/31/2004                       $21,121              $19,135        $11,813
11/30/2004                       $22,487              $20,833        $11,819
12/31/2004                       $23,003              $21,330        $11,776
 1/31/2005                       $22,964              $20,505        $11,801
 2/28/2005                       $23,661              $20,912        $11,869
 3/31/2005                       $23,113              $20,482        $11,962
 4/30/2005                       $22,571              $19,425        $12,042
 5/31/2005                       $23,022              $20,610        $12,030
 6/30/2005                       $23,609              $21,521        $12,036
 7/31/2005                       $25,105              $22,746        $12,092
 8/31/2005                       $24,899              $22,224        $12,153
 9/30/2005                       $25,053              $22,187        $12,302
10/31/2005                       $24,596              $21,630        $12,327
11/30/2005                       $25,260              $22,507        $12,228
12/31/2005                       $25,829              $22,334        $12,178
 1/31/2006                       $27,134              $24,181        $12,271
 2/28/2006                       $27,204              $24,180        $12,296
 3/31/2006                       $28,858              $25,351        $12,364
 4/30/2006                       $28,704              $25,419        $12,469
 5/31/2006                       $28,362              $24,366        $12,531
 6/30/2006                       $28,292              $24,665        $12,556
 7/31/2006                       $27,567              $24,323        $12,593
 8/31/2006                       $27,964              $25,050        $12,618
 9/30/2006                       $28,230              $25,295        $12,556
10/31/2006                       $28,914              $26,582        $12,488
11/30/2006                       $30,316              $27,340        $12,469
12/31/2006                       $31,054              $27,579        $12,488
 1/31/2007                       $31,577              $27,992        $12,526
 2/28/2007                       $32,323              $27,648        $12,593
 3/31/2007                       $32,779              $27,982        $12,707
 4/30/2007                       $33,398              $28,272        $12,790
 5/31/2007                       $34,153              $29,309        $12,868
 6/30/2007                       $33,996              $28,625        $12,893
 7/31/2007                       $33,227              $26,189        $12,890
 8/31/2007                       $32,950              $26,714        $12,866
 9/30/2007                       $32,853              $26,834        $12,902
10/31/2007                       $32,958              $27,127        $12,929

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
ADVISOR CLASS 6                                                        10/31/07
--------------------------------------------------------------------------------
1-Year                                                                   +13.99%
--------------------------------------------------------------------------------
5-Year                                                                   +19.30%
--------------------------------------------------------------------------------
10-Year                                                                  +12.67%
--------------------------------------------------------------------------------


                                                              Annual Report | 29

ENDNOTES

THE FUND'S ABILITY TO INVEST IN SMALLER-COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY INVOLVES ADDITIONAL RISKS SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +33.54% and +15.88%.

7. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


30 | Annual Report

Your Fund's Expenses

FRANKLIN MICROCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 31

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                           VALUE 5/1/07        VALUE 10/31/07     PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $  985.40               $5.40
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,019.76               $5.50
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $  986.80               $4.16
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,021.02               $4.23
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.08% and Advisor: 0.83%) multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


32 | Annual Report

Franklin MidCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MidCap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell Midcap(TM) Index. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin MidCap Value Fund covers the fiscal year ended October 31, 2007.

PERFORMANCE OVERVIEW

Franklin MidCap Value Fund - Class A posted a cumulative total return of +8.01% for the 12 months under review. The Fund underperformed its benchmark, the Russell Midcap Value Index, which posted a +9.73% total return for the same period. 2 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find more of the Fund's performance data in the Performance Summary beginning on page 36.

INVESTMENT STRATEGY

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund will invest in companies with valuable intangibles not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. The Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

2. Source: Standard & Poor's Micropal. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 81.


                                                              Annual Report | 33

PORTFOLIO BREAKDOWN
Franklin MidCap Value Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Energy                                                                     14.1%
Capital Goods                                                              13.8%
Materials                                                                  10.9%
Consumer Durables & Apparel                                                 7.9%
Utilities                                                                   7.2%
Food, Beverage & Tobacco                                                    7.1%
Insurance                                                                   5.3%
Transportation                                                              4.9%
Diversified Financials                                                      4.4%
Pharmaceuticals, Biotechnology & Life Sciences                              4.0%
Health Care Equipment & Services                                            3.5%
Software & Services                                                         2.8%
Automobiles & Components                                                    2.7%
Banks                                                                       2.1%
Retailing                                                                   1.9%
Household & Personal Products                                               0.9%
Short-Term Investments & Other Net Assets                                   6.5%

MANAGER'S DISCUSSION

During the year under review, stocks that contributed to Fund performance came from a variety of sectors. Global chemicals company Celanese, a new Fund position during the period, benefited from strong pricing in acetyls, one of its key products. The company's shares more than doubled in value and were the largest contributor to Fund performance. In the energy sector, coal producer Peabody Energy was another strong performer, as the company benefited from its strategic location within the Powder River Basin (PRB). In addition to plentiful supplies of lower cost coal, the PRB has fewer transportation bottlenecks, which helped Peabody increase sales volume. Shares of Bunge, one of the world's largest soybean processors, appreciated during the Fund's fiscal year, supported by continued strength in global soybean prices.

Despite the Fund's positive return, holdings from somewhat related sectors hindered performance. Shares of Radian, a mortgage insurer, fell during the reporting period. The company suffered as rising mortgage delinquencies and defaults in the subprime lending market, as well as risks of contagion to more credit-worthy borrowers, contributed to fears that mortgage insurers such as Radian would suffer outsized losses. In a related industry, shares of Pulte Homes, a geographically diversified homebuilder, fell amid widespread home sales declines and disappointing earnings. CIT Group, a commercial and consumer finance company, announced it would take a significant charge, close its subprime lending business and consider exiting its student lending business. During the period, the company's shares fell in value and weighed on Fund performance.

The Fund experienced substantial net inflows during its fiscal year. Consistent with our investment strategy, we used incoming proceeds to add to existing holdings, as well as initiate positions in five stocks we believed were attractively valued. Our new positions were in the aforementioned Celanese, oil and natural gas producer Chesapeake Energy, retailer J.C. Penney, contract resource organization Pharmaceutical Product Development, and Southwest Airlines.

We liquidated four positions during the period, one of which was due to Fund holding KKR Private Equity Investor's involvement in the buyout of another Fund holding, Dollar General. Dollar General was acquired at a premium, and our shares in the company appreciated for the time we held them during the period. Consistent with our strategy, we sold the other three positions because we believed they were fully valued.


34 | Annual Report

Thank you for your continued participation in Franklin MidCap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]       /s/ Sam Kerner

                      Sam Kerner, CFA
                      Lead Portfolio Manager

                      Bruce C. Baughman, CPA
                      William J. Lippman
                      Margaret McGee
                      Donald G. Taylor, CPA

                      Portfolio Management Team
                      Franklin MidCap Value Fund

TOP 10 EQUITY HOLDINGS
Franklin MidCap Value Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Fortune Brands Inc.                                                        3.6%
   CONSUMER DURABLES & APPAREL
--------------------------------------------------------------------------------
DTE Energy Co.                                                             3.5%
   UTILITIES
--------------------------------------------------------------------------------
Celanese Corp., A                                                          3.4%
   MATERIALS
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                       3.2%
   ENERGY
--------------------------------------------------------------------------------
Southwest Airlines Co.                                                     3.1%
   TRANSPORTATION
--------------------------------------------------------------------------------
Atmos Energy Co.                                                           3.0%
   UTILITIES
--------------------------------------------------------------------------------
SAIC Inc.                                                                  2.8%
   SOFTWARE & SERVICES
--------------------------------------------------------------------------------
Embraer-Empresa Brasileira de
Aeronautica SA, ADR (Brazil)                                               2.7%
   CAPITAL GOODS
--------------------------------------------------------------------------------
Autoliv Inc. (Sweden)                                                      2.7%
   AUTOMOBILES & COMPONENTS
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                                                        2.6%
   CAPITAL GOODS
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 35

Performance Summary as of 10/31/07

FRANKLIN MIDCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FMVAX)                                    CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.55            $11.92        $11.37
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.1977
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1532
--------------------------------------------------------------------------------------------------
   TOTAL                                   $0.3509
--------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FMVCX)                                    CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.52            $11.81        $11.29
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.1411
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1532
--------------------------------------------------------------------------------------------------
   TOTAL                                   $0.2943
--------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: N/A)                                      CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.52            $11.87        $11.35
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.2073
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1532
--------------------------------------------------------------------------------------------------
   TOTAL                                   $0.3605
--------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                                CHANGE          10/31/07      10/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.57            $11.99        $11.42
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.2257
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1532
--------------------------------------------------------------------------------------------------
   TOTAL                                   $0.3789
--------------------------------------------------------------------------------------------------


36 | Annual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------
CLASS A                                                       1-YEAR        INCEPTION (7/1/05)
----------------------------------------------------------------------------------------------
Cumulative Total Return 2                                      +8.01%             +23.54%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3                                  +1.83%              +6.74%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $10,183             $11,643
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                             +4.61%              +6.92%
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
----------------------------------------------------------------------------------------------
      Without Waiver                             2.01%
----------------------------------------------------------------------------------------------
      With Waiver                                1.40%
----------------------------------------------------------------------------------------------
CLASS C                                                       1-YEAR        INCEPTION (7/1/05)
----------------------------------------------------------------------------------------------
Cumulative Total Return 2                                      +7.27%             +21.65%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3                                  +6.27%              +8.76%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $10,627             $12,165
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                             +9.21%              +9.06%
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
----------------------------------------------------------------------------------------------
      Without Waiver                             2.64%
----------------------------------------------------------------------------------------------
      With Waiver                                2.05%
----------------------------------------------------------------------------------------------
CLASS R                                                       1-YEAR        INCEPTION (7/1/05)
----------------------------------------------------------------------------------------------
Cumulative Total Return 2                                      +7.85%             +23.10%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3                                  +7.85%              +9.31%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $10,785             $12,310
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                            +10.78%              +9.64%
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
----------------------------------------------------------------------------------------------
      Without Waiver                             2.16%
----------------------------------------------------------------------------------------------
      With Waiver                                1.55%
----------------------------------------------------------------------------------------------
ADVISOR CLASS                                                 1-YEAR        INCEPTION (7/1/05)
----------------------------------------------------------------------------------------------
Cumulative Total Return 2                                      +8.42%             +24.64%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3                                  +8.42%              +9.89%
----------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $10,842             $12,464
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                            +11.46%             +10.20%
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
----------------------------------------------------------------------------------------------
      Without Waiver                             1.66%
----------------------------------------------------------------------------------------------
      With Waiver                                1.05%
----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 2/28/09.


                                                              Annual Report | 37

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +1.83%
--------------------------------------------------------------------------------
Since Inception (7/1/05)                                                  +6.74%
--------------------------------------------------------------------------------

CLASS A (7/1/05-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Franklin MidCap Value   Russell Midcap
   Date                                 Fund            Value Index 7    CPI 7
--------------------------------------------------------------------------------
  7/1/2005                            $ 9,425              $10,000      $10,000
 7/31/2005                            $ 9,774              $10,476      $10,046
 8/31/2005                            $ 9,595              $10,394      $10,098
 9/30/2005                            $ 9,548              $10,535      $10,221
10/31/2005                            $ 9,237              $10,213      $10,242
11/30/2005                            $ 9,755              $10,573      $10,159
12/31/2005                            $ 9,775              $10,676      $10,118
 1/31/2006                            $10,144              $11,139      $10,195
 2/28/2006                            $10,192              $11,244      $10,216
 3/31/2006                            $10,391              $11,489      $10,272
 4/30/2006                            $10,448              $11,600      $10,360
 5/31/2006                            $10,211              $11,357      $10,411
 6/30/2006                            $10,249              $11,425      $10,432
 7/31/2006                            $10,002              $11,361      $10,463
 8/31/2006                            $10,324              $11,679      $10,483
 9/30/2006                            $10,476              $11,829      $10,432
10/31/2006                            $10,779              $12,308      $10,375
11/30/2006                            $11,149              $12,705      $10,360
12/31/2006                            $11,135              $12,834      $10,375
 1/31/2007                            $11,468              $13,230      $10,407
 2/28/2007                            $11,487              $13,309      $10,463
 3/31/2007                            $11,604              $13,458      $10,558
 4/30/2007                            $12,054              $13,880      $10,627
 5/31/2007                            $12,542              $14,358      $10,691
 6/30/2007                            $12,288              $13,949      $10,712
 7/31/2007                            $11,507              $13,172      $10,709
 8/31/2007                            $11,370              $13,131      $10,690
 9/30/2007                            $11,624              $13,454      $10,719
10/31/2007                            $11,643              $13,505      $10,742

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS C                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +6.27%
--------------------------------------------------------------------------------
Since Inception (7/1/05)                                                  +8.76%
--------------------------------------------------------------------------------

CLASS C (7/1/05-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Franklin MidCap Value   Russell Midcap
   Date                                 Fund            Value Index 7    CPI 7
--------------------------------------------------------------------------------
  7/1/2005                            $10,000              $10,000      $10,000
 7/31/2005                            $10,360              $10,476      $10,046
 8/31/2005                            $10,170              $10,394      $10,098
 9/30/2005                            $10,120              $10,535      $10,221
10/31/2005                            $ 9,780              $10,213      $10,242
11/30/2005                            $10,320              $10,573      $10,159
12/31/2005                            $10,335              $10,676      $10,118
 1/31/2006                            $10,727              $11,139      $10,195
 2/28/2006                            $10,767              $11,244      $10,216
 3/31/2006                            $10,968              $11,489      $10,272
 4/30/2006                            $11,029              $11,600      $10,360
 5/31/2006                            $10,767              $11,357      $10,411
 6/30/2006                            $10,798              $11,425      $10,432
 7/31/2006                            $10,536              $11,361      $10,463
 8/31/2006                            $10,868              $11,679      $10,483
 9/30/2006                            $11,029              $11,829      $10,432
10/31/2006                            $11,340              $12,308      $10,375
11/30/2006                            $11,732              $12,705      $10,360
12/31/2006                            $11,701              $12,834      $10,375
 1/31/2007                            $12,041              $13,230      $10,407
 2/28/2007                            $12,062              $13,309      $10,463
 3/31/2007                            $12,175              $13,458      $10,558
 4/30/2007                            $12,639              $13,880      $10,627
 5/31/2007                            $13,143              $14,358      $10,691
 6/30/2007                            $12,875              $13,949      $10,712
 7/31/2007                            $12,051              $13,172      $10,709
 8/31/2007                            $11,897              $13,131      $10,690
 9/30/2007                            $12,154              $13,454      $10,719
10/31/2007                            $12,165              $13,505      $10,742


38 | Annual Report

CLASS R (7/1/05-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Franklin MidCap Value   Russell Midcap
   Date                                 Fund            Value Index 7    CPI 7
--------------------------------------------------------------------------------
  7/1/2005                            $10,000              $10,000      $10,000
 7/31/2005                            $10,370              $10,476      $10,046
 8/31/2005                            $10,180              $10,394      $10,098
 9/30/2005                            $10,130              $10,535      $10,221
10/31/2005                            $ 9,800              $10,213      $10,242
11/30/2005                            $10,340              $10,573      $10,159
12/31/2005                            $10,358              $10,676      $10,118
 1/31/2006                            $10,761              $11,139      $10,195
 2/28/2006                            $10,801              $11,244      $10,216
 3/31/2006                            $11,012              $11,489      $10,272
 4/30/2006                            $11,072              $11,600      $10,360
 5/31/2006                            $10,821              $11,357      $10,411
 6/30/2006                            $10,861              $11,425      $10,432
 7/31/2006                            $10,590              $11,361      $10,463
 8/31/2006                            $10,932              $11,679      $10,483
 9/30/2006                            $11,103              $11,829      $10,432
10/31/2006                            $11,414              $12,308      $10,375
11/30/2006                            $11,807              $12,705      $10,360
12/31/2006                            $11,781              $12,834      $10,375
 1/31/2007                            $12,144              $13,230      $10,407
 2/28/2007                            $12,165              $13,309      $10,463
 3/31/2007                            $12,289              $13,458      $10,558
 4/30/2007                            $12,756              $13,880      $10,627
 5/31/2007                            $13,264              $14,358      $10,691
 6/30/2007                            $13,005              $13,949      $10,712
 7/31/2007                            $12,175              $13,172      $10,709
 8/31/2007                            $12,030              $13,131      $10,690
 9/30/2007                            $12,300              $13,454      $10,719
10/31/2007                            $12,310              $13,505      $10,742

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS R                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +7.85%
--------------------------------------------------------------------------------
Since Inception (7/1/05)                                                  +9.31%
--------------------------------------------------------------------------------

ADVISOR CLASS (7/1/05-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Franklin MidCap Value   Russell Midcap
   Date                                 Fund            Value Index 7    CPI 7
--------------------------------------------------------------------------------
  7/1/2005                            $10,000              $10,000      $10,000
 7/31/2005                            $10,370              $10,476      $10,046
 8/31/2005                            $10,190              $10,394      $10,098
 9/30/2005                            $10,140              $10,535      $10,221
10/31/2005                            $ 9,810              $10,213      $10,242
11/30/2005                            $10,360              $10,573      $10,159
12/31/2005                            $10,389              $10,676      $10,118
 1/31/2006                            $10,781              $11,139      $10,195
 2/28/2006                            $10,842              $11,244      $10,216
 3/31/2006                            $11,053              $11,489      $10,272
 4/30/2006                            $11,123              $11,600      $10,360
 5/31/2006                            $10,872              $11,357      $10,411
 6/30/2006                            $10,912              $11,425      $10,432
 7/31/2006                            $10,650              $11,361      $10,463
 8/31/2006                            $10,993              $11,679      $10,483
 9/30/2006                            $11,164              $11,829      $10,432
10/31/2006                            $11,496              $12,308      $10,375
11/30/2006                            $11,898              $12,705      $10,360
12/31/2006                            $11,881              $12,834      $10,375
 1/31/2007                            $12,245              $13,230      $10,407
 2/28/2007                            $12,266              $13,309      $10,463
 3/31/2007                            $12,391              $13,458      $10,558
 4/30/2007                            $12,879              $13,880      $10,627
 5/31/2007                            $13,399              $14,358      $10,691
 6/30/2007                            $13,139              $13,949      $10,712
 7/31/2007                            $12,308              $13,172      $10,709
 8/31/2007                            $12,162              $13,131      $10,690
 9/30/2007                            $12,443              $13,454      $10,719
10/30/2007                            $12,464              $13,505      $10,742

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
ADVISOR CLASS                                                          10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +8.42%
--------------------------------------------------------------------------------
Since Inception (7/1/05)                                                  +9.89%
--------------------------------------------------------------------------------


                                                              Annual Report | 39

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. HISTORICALLY, MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. MIDSIZE COMPANIES MAY BE MORE SUSCEPTIBLE TO PARTICULAR ECONOMIC EVENTS OR COMPETITIVE FACTORS THAN ARE LARGER, MORE BROADLY DIVERSIFIED COMPANIES. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Source: Standard & Poor's Micropal. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


40 | Annual Report

Your Fund's Expenses

FRANKLIN MIDCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 41

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                          VALUE 5/1/07     VALUE 10/31/07   PERIOD* 5/1/07-10/31/07
----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $  966.00              $ 6.94
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,018.15              $ 7.12
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $  962.50              $10.09
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,014.92              $10.36
----------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $  965.00              $ 7.68
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,017.39              $ 7.88
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $  967.70              $ 5.21
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,019.91              $ 5.35
----------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.40%; C: 2.04%; R: 1.55%; and
Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


42 | Annual Report

Franklin Small Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Value Fund seeks longterm capital appreciation by investing at least 80% of net assets in the securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $3.5 billion at the time of purchase.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Small Cap Value Fund's annual report for the fiscal year ended October 31, 2007.

PERFORMANCE OVERVIEW

Franklin Small Cap Value Fund - Class A posted a +9.15% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Russell 2500(TM) Value Index, which posted a +4.63% total return for the same period. 1 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 46.

INVESTMENT STRATEGY

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we believe is their fair market value. We seek a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental bottom-up research focusing on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

1. Source: Standard & Poor's Micropal. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 89.


                                                              Annual Report | 43

PORTFOLIO BREAKDOWN
Franklin Small Cap Value Fund
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Capital Goods                                                              21.6%
Materials                                                                  14.3%
Energy                                                                     11.9%
Insurance                                                                   9.4%
Consumer Durables & Apparel                                                 8.0%
Retailing                                                                   6.1%
Automobiles & Components                                                    4.0%
Technology Hardware & Equipment                                             3.6%
Banks                                                                       3.2%
Transportation                                                              2.8%
Commercial Services & Supplies                                              2.3%
Utilities                                                                   2.3%
Health Care Equipment & Services                                            2.1%
Other                                                                       6.1%
Short-Term Investments & Other Net Assets                                   2.3%

MANAGER'S DISCUSSION

During the period under review, the materials sector was the most significant contributor to Fund performance, followed by the energy and industrials sectors. 2 On an absolute total return basis, the portfolio's best performing stocks for the time we held them were farm machinery manufacturer CNH Global, intimate apparel manufacturer Warnaco Group and semiconductor imaging devices producer OmniVision Technologies.

Despite the Fund's positive performance, several stocks negatively impacted the Fund's return during the reporting period, due largely to the effects of the subprime mortgage crisis. Among decliners were mortgage insurer The PMI Group, homebuilder M/I Homes and home furnishings discount retailer Tuesday Morning.

The Fund experienced significant net inflows during the fiscal year, and we used a portion of the proceeds to invest in 17 new positions: bearings and seals distributor Applied Industrial Technologies; flexible packaging products manufacturer Bemis Company; electronics manufacturer Benchmark Electronics; consumer recreational products manufacturer Brunswick; bank holding company Corus Bankshares; property/casualty insurer Erie Indemnity; electric motors and controls designer and manufacturer Franklin Electric; discount general merchandise store operator Fred's; seaborne crude oil transportation provider General Maritime; mini-mill steel producer Gerdau Ameristeel; automobile dealership operator Group 1 Automotive; health care equipment manufacturer Hillenbrand Industries; insurance holding company Old Republic International; semiconductor imaging devices provider OmniVision Technologies; financial guaranty insurer Security Capital Assurance; transportation, construction and industrial products manufacturer Trinity Industries; and regional bank TrustCo Bank Corp. NY. We also added significantly to several existing positions such as Christopher & Banks, Gibraltar Industries, and MDC Holdings.

The Fund liquidated five positions during the period. Four of the liquidations resulted from previously announced takeovers, and we sold our position in NBTY because we believed the shares were fully valued.

There were three takeovers announced during the Fund's fiscal year. In March, Lone Star Technologies, an oil-field equipment manufacturer, announced that it received a cash bid of $67.50 per share from United States Steel, a 39% premium over Lone Star's prior day's closing price. In April, OMI announced that it received a cash bid from a joint venture formed by Teekay Shipping and A/S Dampskibsselskabet Torm to buy the company at a 5% premium over the prior day's closing price. In July, First Indiana announced that Marshall & Isley bid $32 per share in cash, a 42% premium over the prior day's closing price.

2. The industrials sector comprises capital goods, commercial services and supplies, and transportation in the SOI.


44 | Annual Report

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ William J. Lippman

                          William J. Lippman
                          Co-Portfolio Manager

[PHOTO OMITTED]           /s/ Y. Dogan Sahin

                          Y. Dogan Sahin, CFA
                          Co-Portfolio Manager

                          Bruce C. Baughman, CPA
                          Margaret McGee
                          Donald G. Taylor, CPA

                          Portfolio Management Team
                          Franklin Small Cap Value Fund

TOP 10 EQUITY HOLDINGS
Franklin Small Cap Value Fund
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Steel Dynamics Inc.                                                         3.0%
   MATERIALS
--------------------------------------------------------------------------------
Reliance Steel & Aluminum Co.                                               1.7%
   MATERIALS
--------------------------------------------------------------------------------
The Warnaco Group Inc.                                                      1.6%
   CONSUMER DURABLES & APPAREL
--------------------------------------------------------------------------------
Aspen Insurance Holdings Ltd.                                               1.6%
   INSURANCE
--------------------------------------------------------------------------------
Roper Industries Inc.                                                       1.6%
   CAPITAL GOODS
--------------------------------------------------------------------------------
Regis Corp.                                                                 1.5%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
Thor Industries Inc.                                                        1.5%
   AUTOMOBILES & COMPONENTS
--------------------------------------------------------------------------------
Mueller Industries Inc.                                                     1.5%
   CAPITAL GOODS
--------------------------------------------------------------------------------
Kennametal Inc.                                                             1.4%
   CAPITAL GOODS
--------------------------------------------------------------------------------
Mine Safety Appliances Co.                                                  1.4%
   COMMERCIAL SERVICES & SUPPLIES
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

Y. DOGAN SAHIN is a research analyst and portfolio manager with Franklin Advisory Services, LLC. He is part of a team that manages several equity funds, and is co-manager of Franklin Small Cap Value Fund.

Mr. Sahin joined Franklin Templeton in 2001. Prior to his current position, Mr. Sahin provided industry-specific equity research of retail companies, with particular focus on auto dealerships and auto parts retailers.

Mr. Sahin earned a B.A. in chemistry and biology from Carleton College and an M.A. in molecular and cell biology from U.C. Berkeley. He is a Chartered Financial Analyst (CFA) Charterholder.


                                                              Annual Report | 45

Performance Summary as of 10/31/07

FRANKLIN SMALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRVLX)                          CHANGE   10/31/07   10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.67     $45.94     $45.27
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------
Dividend Income                        $0.2811
--------------------------------------------------------------------------------
Short-Term Capital Gain                $0.2075
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $2.8471
--------------------------------------------------------------------------------
   TOTAL                               $3.3357
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBVAX)                          CHANGE   10/31/07   10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.47     $43.90     $43.43
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------
Short-Term Capital Gain                $0.2075
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $2.8471
--------------------------------------------------------------------------------
   TOTAL                               $3.0546
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRVFX)                          CHANGE   10/31/07   10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.38     $43.37     $42.99
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------
Dividend Income                        $0.0474
--------------------------------------------------------------------------------
Short-Term Capital Gain                $0.2075
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $2.8471
--------------------------------------------------------------------------------
   TOTAL                               $3.1020
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FVFRX)                          CHANGE   10/31/07   10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.59     $45.66     $45.07
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------
Dividend Income                        $0.2365
--------------------------------------------------------------------------------
Short-Term Capital Gain                $0.2075
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $2.8471
--------------------------------------------------------------------------------
   TOTAL                               $3.2911
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FVADX)                    CHANGE   10/31/07   10/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.80     $47.26     $46.46
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-10/31/07)
--------------------------------------------------------------------------------
Dividend Income                        $0.3797
--------------------------------------------------------------------------------
Short-Term Capital Gain                $0.2075
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $2.8471
--------------------------------------------------------------------------------
   TOTAL                               $3.4343
--------------------------------------------------------------------------------


46 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------
CLASS A                                           1-YEAR     5-YEAR                10-YEAR
--------------------------------------------------------------------------------------------
Cumulative Total Return 1                          +9.15%   +130.21%               +110.34%
--------------------------------------------------------------------------------------------
Average Annual Total Return 2                      +2.87%    +16.76%                 +7.08%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                    $10,287    $21,699                $19,822
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                 +5.92%    +17.59%                 +6.47%
--------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5    1.30%
--------------------------------------------------------------------------------------------
CLASS B                                           1-YEAR     5-YEAR     INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------
Cumulative Total Return 1                          +8.36%   +122.71%               +164.83%
--------------------------------------------------------------------------------------------
Average Annual Total Return 2                      +4.36%    +17.16%                +11.66%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                    $10,436    $22,071                $26,483
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                 +7.60%    +18.00%                +11.60%
--------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5    1.98%
--------------------------------------------------------------------------------------------
CLASS C                                           1-YEAR     5-YEAR                10-YEAR
--------------------------------------------------------------------------------------------
Cumulative Total Return 1                          +8.35%   +122.55%                +96.90%
--------------------------------------------------------------------------------------------
Average Annual Total Return 2                      +7.35%    +17.35%                 +7.01%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                    $10,735    $22,255                $19,690
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                +10.59%    +18.20%                 +6.40%
--------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5    1.98%
--------------------------------------------------------------------------------------------
CLASS R                                           1-YEAR     5-YEAR     INCEPTION (8/1/02)
--------------------------------------------------------------------------------------------
Cumulative Total Return 1                          +8.89%   +128.17%               +116.44%
--------------------------------------------------------------------------------------------
Average Annual Total Return 2                      +8.89%    +17.94%                +15.85%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                    $10,889    $22,817                $21,644
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                +12.14%    +18.79%                +15.83%
--------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5    1.48%
--------------------------------------------------------------------------------------------
ADVISOR CLASS                                     1-YEAR     5-YEAR                10-YEAR
--------------------------------------------------------------------------------------------
Cumulative Total Return 1                          +9.43%   +134.04%               +117.88%
--------------------------------------------------------------------------------------------
Average Annual Total Return 2                      +9.43%    +18.54%                 +8.10%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                    $10,943    $23,404                $21,788
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                +12.71%    +19.39%                 +7.48%
--------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5    0.98%
--------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 47

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +2.87%
--------------------------------------------------------------------------------
5-Year                                                                   +16.76%
--------------------------------------------------------------------------------
10-Year                                                                   +7.08%
--------------------------------------------------------------------------------

CLASS A (11/1/97-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Franklin Small Cap       Russell 2500
   Date                        Value Fund            Value Index 6       CPI 6
--------------------------------------------------------------------------------
 11/1/1997                        $ 9,423               $10,000         $10,000
11/30/1997                        $ 9,324               $10,214         $ 9,994
12/31/1997                        $ 9,314               $10,596         $ 9,981
 1/31/1998                        $ 9,160               $10,415         $10,000
 2/28/1998                        $ 9,580               $11,061         $10,019
 3/31/1998                        $ 9,911               $11,608         $10,037
 4/30/1998                        $ 9,876               $11,600         $10,056
 5/31/1998                        $ 9,248               $11,235         $10,074
 6/30/1998                        $ 8,813               $11,192         $10,087
 7/31/1998                        $ 7,873               $10,477         $10,099
 8/31/1998                        $ 6,451               $ 8,832         $10,111
 9/30/1998                        $ 6,582               $ 9,349         $10,124
10/31/1998                        $ 6,929               $ 9,765         $10,149
11/30/1998                        $ 6,990               $10,080         $10,149
12/31/1998                        $ 7,101               $10,393         $10,142
 1/31/1999                        $ 7,020               $10,093         $10,167
 2/28/1999                        $ 6,342               $ 9,576         $10,179
 3/31/1999                        $ 6,400               $ 9,561         $10,210
 4/30/1999                        $ 7,039               $10,505         $10,285
 5/31/1999                        $ 7,272               $10,719         $10,285
 6/30/1999                        $ 7,686               $11,093         $10,285
 7/31/1999                        $ 7,485               $10,881         $10,316
 8/31/1999                        $ 7,206               $10,463         $10,340
 9/30/1999                        $ 6,737               $10,134         $10,390
10/31/1999                        $ 6,695               $10,144         $10,408
11/30/1999                        $ 6,757               $10,200         $10,415
12/31/1999                        $ 7,043               $10,548         $10,415
 1/31/2000                        $ 6,466               $10,108         $10,446
 2/29/2000                        $ 6,617               $10,283         $10,507
 3/31/2000                        $ 7,202               $11,040         $10,594
 4/30/2000                        $ 7,357               $11,036         $10,600
 5/31/2000                        $ 7,543               $11,016         $10,613
 6/30/2000                        $ 7,342               $10,974         $10,668
 7/31/2000                        $ 7,423               $11,213         $10,693
 8/31/2000                        $ 7,969               $11,800         $10,693
 9/30/2000                        $ 7,942               $11,730         $10,749
10/31/2000                        $ 8,082               $11,723         $10,767
11/30/2000                        $ 7,845               $11,574         $10,774
12/31/2000                        $ 8,608               $12,740         $10,767
 1/31/2001                        $ 9,081               $12,918         $10,835
 2/28/2001                        $ 9,263               $12,810         $10,879
 3/31/2001                        $ 9,189               $12,489         $10,903
 4/30/2001                        $ 9,798               $13,200         $10,947
 5/31/2001                        $10,112               $13,605         $10,996
 6/30/2001                        $ 9,828               $13,736         $11,015
 7/31/2001                        $ 9,676               $13,644         $10,984
 8/31/2001                        $ 9,541               $13,527         $10,984
 9/30/2001                        $ 8,092               $12,025         $11,033
10/31/2001                        $ 8,733               $12,283         $10,996
11/30/2001                        $ 9,234               $13,228         $10,978
12/31/2001                        $ 9,910               $13,981         $10,934
 1/31/2002                        $ 9,828               $14,110         $10,959
 2/28/2002                        $10,186               $14,285         $11,002
 3/31/2002                        $11,028               $15,171         $11,064
 4/30/2002                        $11,312               $15,430         $11,126
 5/31/2002                        $11,032               $15,177         $11,126
 6/30/2002                        $10,604               $14,641         $11,132
 7/31/2002                        $ 9,123               $12,947         $11,145
 8/31/2002                        $ 9,092               $13,016         $11,182
 9/30/2002                        $ 8,194               $11,951         $11,200
10/31/2002                        $ 8,610               $12,122         $11,219
11/30/2002                        $ 9,104               $13,006         $11,219
12/31/2002                        $ 8,956               $12,601         $11,194
 1/31/2003                        $ 8,462               $12,220         $11,244
 2/28/2003                        $ 8,190               $11,920         $11,330
 3/31/2003                        $ 8,194               $12,000         $11,399
 4/30/2003                        $ 8,898               $13,087         $11,374
 5/31/2003                        $ 9,609               $14,297         $11,355
 6/30/2003                        $ 9,823               $14,554         $11,368
 7/31/2003                        $ 9,893               $15,186         $11,380
 8/31/2003                        $10,344               $15,797         $11,423
 9/30/2003                        $10,052               $15,685         $11,460
10/31/2003                        $10,958               $16,883         $11,448
11/30/2003                        $11,226               $17,572         $11,417
12/31/2003                        $11,852               $18,262         $11,405
 1/31/2004                        $11,910               $18,853         $11,460
 2/29/2004                        $12,303               $19,236         $11,522
 3/31/2004                        $12,439               $19,390         $11,597
 4/30/2004                        $12,070               $18,375         $11,634
 5/31/2004                        $12,237               $18,745         $11,702
 6/30/2004                        $12,979               $19,489         $11,739
 7/31/2004                        $12,633               $18,705         $11,720
 8/31/2004                        $12,427               $18,939         $11,726
 9/30/2004                        $13,146               $19,537         $11,751
10/31/2004                        $13,360               $19,891         $11,813
11/30/2004                        $14,553               $21,517         $11,819
12/31/2004                        $14,792               $22,202         $11,776
 1/31/2005                        $14,534               $21,488         $11,801
 2/28/2005                        $15,270               $22,025         $11,869
 3/31/2005                        $14,835               $21,731         $11,962
 4/30/2005                        $14,080               $20,918         $12,042
 5/31/2005                        $14,773               $22,079         $12,030
 6/30/2005                        $15,113               $22,888         $12,036
 7/31/2005                        $16,100               $24,114         $12,092
 8/31/2005                        $16,037               $23,676         $12,153
 9/30/2005                        $15,927               $23,701         $12,302
10/31/2005                        $15,426               $23,002         $12,327
11/30/2005                        $16,260               $23,945         $12,228
12/31/2005                        $16,143               $23,921         $12,178
 1/31/2006                        $17,471               $25,495         $12,271
 2/28/2006                        $17,418               $25,529         $12,296
 3/31/2006                        $18,225               $26,424         $12,364
 4/30/2006                        $18,337               $26,528         $12,469
 5/31/2006                        $17,675               $25,610         $12,531
 6/30/2006                        $17,832               $25,755         $12,556
 7/31/2006                        $17,250               $25,398         $12,593
 8/31/2006                        $17,310               $26,074         $12,618
 9/30/2006                        $17,398               $26,340         $12,556
10/31/2006                        $18,160               $27,574         $12,488
11/30/2006                        $18,987               $28,436         $12,469
12/31/2006                        $18,855               $28,748         $12,488
 1/31/2007                        $19,476               $29,389         $12,526
 2/28/2007                        $19,356               $29,321         $12,593
 3/31/2007                        $19,563               $29,634         $12,707
 4/30/2007                        $20,063               $30,254         $12,790
 5/31/2007                        $21,055               $31,330         $12,868
 6/30/2007                        $20,762               $30,497         $12,893
 7/31/2007                        $19,563               $28,214         $12,890
 8/31/2007                        $19,489               $28,358         $12,866
 9/30/2007                        $19,554               $28,654         $12,902
10/31/2007                        $19,822               $28,852         $12,929

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS B                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +4.36%
--------------------------------------------------------------------------------
5-Year                                                                   +17.16%
--------------------------------------------------------------------------------
Since Inception (1/1/99)                                                 +11.66%
--------------------------------------------------------------------------------

CLASS B (1/1/99-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Franklin Small Cap       Russell 2500
   Date                        Value Fund            Value Index 6       CPI 6
--------------------------------------------------------------------------------
  1/1/1999                        $10,000               $10,000         $10,000
 1/31/1999                        $ 9,880               $ 9,712         $10,024
 2/28/1999                        $ 8,925               $ 9,214         $10,037
 3/31/1999                        $ 9,007               $ 9,200         $10,067
 4/30/1999                        $ 9,891               $10,108         $10,140
 5/31/1999                        $10,213               $10,314         $10,140
 6/30/1999                        $10,786               $10,674         $10,140
 7/31/1999                        $10,502               $10,470         $10,171
 8/31/1999                        $10,098               $10,068         $10,195
 9/30/1999                        $ 9,438               $ 9,751         $10,244
10/31/1999                        $ 9,373               $ 9,761         $10,262
11/30/1999                        $ 9,454               $ 9,814         $10,268
12/31/1999                        $ 9,853               $10,149         $10,268
 1/31/2000                        $ 9,040               $ 9,727         $10,299
 2/29/2000                        $ 9,247               $ 9,895         $10,360
 3/31/2000                        $10,060               $10,623         $10,445
 4/30/2000                        $10,262               $10,619         $10,451
 5/31/2000                        $10,524               $10,600         $10,464
 6/30/2000                        $10,235               $10,560         $10,519
 7/31/2000                        $10,344               $10,789         $10,543
 8/31/2000                        $11,097               $11,354         $10,543
 9/30/2000                        $11,053               $11,287         $10,598
10/31/2000                        $11,244               $11,280         $10,616
11/30/2000                        $10,911               $11,136         $10,622
12/31/2000                        $11,969               $12,259         $10,616
 1/31/2001                        $12,619               $12,430         $10,683
 2/28/2001                        $12,859               $12,326         $10,726
 3/31/2001                        $12,751               $12,017         $10,750
 4/30/2001                        $13,591               $12,701         $10,793
 5/31/2001                        $14,017               $13,091         $10,842
 6/30/2001                        $13,613               $13,217         $10,860
 7/31/2001                        $13,400               $13,129         $10,830
 8/31/2001                        $13,204               $13,016         $10,830
 9/30/2001                        $11,196               $11,571         $10,879
10/31/2001                        $12,074               $11,819         $10,842
11/30/2001                        $12,762               $12,729         $10,824
12/31/2001                        $13,684               $13,453         $10,781
 1/31/2002                        $13,564               $13,577         $10,805
 2/28/2002                        $14,049               $13,746         $10,848
 3/31/2002                        $15,206               $14,598         $10,909
 4/30/2002                        $15,588               $14,847         $10,970
 5/31/2002                        $15,195               $14,603         $10,970
 6/30/2002                        $14,600               $14,088         $10,976
 7/31/2002                        $12,549               $12,457         $10,988
 8/31/2002                        $12,500               $12,524         $11,025
 9/30/2002                        $11,261               $11,499         $11,043
10/31/2002                        $11,823               $11,664         $11,062
11/30/2002                        $12,500               $12,515         $11,062
12/31/2002                        $12,287               $12,125         $11,037
 1/31/2003                        $11,600               $11,759         $11,086
 2/28/2003                        $11,223               $11,470         $11,171
 3/31/2003                        $11,223               $11,547         $11,239
 4/30/2003                        $12,183               $12,593         $11,214
 5/31/2003                        $13,149               $13,757         $11,196
 6/30/2003                        $13,433               $14,004         $11,208
 7/31/2003                        $13,520               $14,612         $11,220
 8/31/2003                        $14,131               $15,200         $11,263
 9/30/2003                        $13,722               $15,093         $11,300
10/31/2003                        $14,955               $16,245         $11,287
11/30/2003                        $15,315               $16,908         $11,257
12/31/2003                        $16,155               $17,572         $11,245
 1/31/2004                        $16,226               $18,141         $11,300
 2/29/2004                        $16,755               $18,510         $11,361
 3/31/2004                        $16,925               $18,658         $11,434
 4/30/2004                        $16,417               $17,681         $11,470
 5/31/2004                        $16,635               $18,036         $11,538
 6/30/2004                        $17,634               $18,753         $11,574
 7/31/2004                        $17,154               $17,998         $11,556
 8/31/2004                        $16,865               $18,224         $11,562
 9/30/2004                        $17,830               $18,799         $11,586
10/31/2004                        $18,114               $19,139         $11,647
11/30/2004                        $19,718               $20,705         $11,653
12/31/2004                        $20,035               $21,364         $11,611
 1/31/2005                        $19,669               $20,676         $11,635
 2/28/2005                        $20,653               $21,193         $11,702
 3/31/2005                        $20,057               $20,910         $11,794
 4/30/2005                        $19,029               $20,128         $11,873
 5/31/2005                        $19,953               $21,245         $11,861
 6/30/2005                        $20,401               $22,024         $11,867
 7/31/2005                        $21,719               $23,203         $11,922
 8/31/2005                        $21,621               $22,781         $11,983
 9/30/2005                        $21,468               $22,806         $12,129
10/31/2005                        $20,773               $22,133         $12,154
11/30/2005                        $21,889               $23,041         $12,056
12/31/2005                        $21,721               $23,017         $12,007
 1/31/2006                        $23,495               $24,532         $12,099
 2/28/2006                        $23,411               $24,564         $12,123
 3/31/2006                        $24,480               $25,426         $12,190
 4/30/2006                        $24,620               $25,526         $12,294
 5/31/2006                        $23,719               $24,642         $12,355
 6/30/2006                        $23,915               $24,782         $12,379
 7/31/2006                        $23,114               $24,438         $12,416
 8/31/2006                        $23,187               $25,089         $12,441
 9/30/2006                        $23,288               $25,345         $12,379
10/31/2006                        $24,301               $26,532         $12,312
11/30/2006                        $25,386               $27,361         $12,294
12/31/2006                        $25,192               $27,662         $12,312
 1/31/2007                        $26,021               $28,279         $12,350
 2/28/2007                        $25,859               $28,213         $12,416
 3/31/2007                        $26,136               $28,514         $12,529
 4/30/2007                        $26,805               $29,111         $12,610
 5/31/2007                        $28,132               $30,147         $12,688
 6/30/2007                        $27,741               $29,345         $12,712
 7/31/2007                        $26,138               $27,148         $12,709
 8/31/2007                        $26,041               $27,287         $12,686
 9/30/2007                        $26,127               $27,571         $12,721
10/31/2007                        $26,483               $27,762         $12,748


48 | Annual Report

CLASS C (11/1/97-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Franklin Small Cap      Russell 2500
   Date                         Value Fund           Value Index 6       CPI 6
--------------------------------------------------------------------------------
 11/1/1997                        $10,000               $10,000         $10,000
11/30/1997                        $ 9,886               $10,214         $ 9,994
12/31/1997                        $ 9,870               $10,596         $ 9,981
 1/31/1998                        $ 9,706               $10,415         $10,000
 2/28/1998                        $10,145               $11,061         $10,019
 3/31/1998                        $10,489               $11,608         $10,037
 4/30/1998                        $10,448               $11,600         $10,056
 5/31/1998                        $ 9,776               $11,235         $10,074
 6/30/1998                        $ 9,313               $11,192         $10,087
 7/31/1998                        $ 8,316               $10,477         $10,099
 8/31/1998                        $ 6,807               $ 8,832         $10,111
 9/30/1998                        $ 6,946               $ 9,349         $10,124
10/31/1998                        $ 7,307               $ 9,765         $10,149
11/30/1998                        $ 7,369               $10,080         $10,149
12/31/1998                        $ 7,483               $10,393         $10,142
 1/31/1999                        $ 7,392               $10,093         $10,167
 2/28/1999                        $ 6,675               $ 9,576         $10,179
 3/31/1999                        $ 6,733               $ 9,561         $10,210
 4/30/1999                        $ 7,401               $10,505         $10,285
 5/31/1999                        $ 7,640               $10,719         $10,285
 6/30/1999                        $ 8,073               $11,093         $10,285
 7/31/1999                        $ 7,858               $10,881         $10,316
 8/31/1999                        $ 7,557               $10,463         $10,340
 9/30/1999                        $ 7,063               $10,134         $10,390
10/31/1999                        $ 7,013               $10,144         $10,408
11/30/1999                        $ 7,075               $10,200         $10,415
12/31/1999                        $ 7,368               $10,548         $10,415
 1/31/2000                        $ 6,762               $10,108         $10,446
 2/29/2000                        $ 6,914               $10,283         $10,507
 3/31/2000                        $ 7,524               $11,040         $10,594
 4/30/2000                        $ 7,681               $11,036         $10,600
 5/31/2000                        $ 7,875               $11,016         $10,613
 6/30/2000                        $ 7,656               $10,974         $10,668
 7/31/2000                        $ 7,739               $11,213         $10,693
 8/31/2000                        $ 8,304               $11,800         $10,693
 9/30/2000                        $ 8,271               $11,730         $10,749
10/31/2000                        $ 8,411               $11,723         $10,767
11/30/2000                        $ 8,163               $11,574         $10,774
12/31/2000                        $ 8,955               $12,740         $10,767
 1/31/2001                        $ 9,441               $12,918         $10,835
 2/28/2001                        $ 9,623               $12,810         $10,879
 3/31/2001                        $ 9,540               $12,489         $10,903
 4/30/2001                        $10,167               $13,200         $10,947
 5/31/2001                        $10,485               $13,605         $10,996
 6/30/2001                        $10,188               $13,736         $11,015
 7/31/2001                        $10,027               $13,644         $10,984
 8/31/2001                        $ 9,878               $13,527         $10,984
 9/30/2001                        $ 8,374               $12,025         $11,033
10/31/2001                        $ 9,029               $12,283         $10,996
11/30/2001                        $ 9,544               $13,228         $10,978
12/31/2001                        $10,233               $13,981         $10,934
 1/31/2002                        $10,146               $14,110         $10,959
 2/28/2002                        $10,509               $14,285         $11,002
 3/31/2002                        $11,375               $15,171         $11,064
 4/30/2002                        $11,660               $15,430         $11,126
 5/31/2002                        $11,363               $15,177         $11,126
 6/30/2002                        $10,922               $14,641         $11,132
 7/31/2002                        $ 9,388               $12,947         $11,145
 8/31/2002                        $ 9,355               $13,016         $11,182
 9/30/2002                        $ 8,423               $11,951         $11,200
10/31/2002                        $ 8,848               $12,122         $11,219
11/30/2002                        $ 9,351               $13,006         $11,219
12/31/2002                        $ 9,194               $12,601         $11,194
 1/31/2003                        $ 8,683               $12,220         $11,244
 2/28/2003                        $ 8,402               $11,920         $11,330
 3/31/2003                        $ 8,394               $12,000         $11,399
 4/30/2003                        $ 9,112               $13,087         $11,374
 5/31/2003                        $ 9,833               $14,297         $11,355
 6/30/2003                        $10,047               $14,554         $11,368
 7/31/2003                        $10,113               $15,186         $11,380
 8/31/2003                        $10,571               $15,797         $11,423
 9/30/2003                        $10,266               $15,685         $11,460
10/31/2003                        $11,185               $16,883         $11,448
11/30/2003                        $11,453               $17,572         $11,417
12/31/2003                        $12,084               $18,262         $11,405
 1/31/2004                        $12,134               $18,853         $11,460
 2/29/2004                        $12,534               $19,236         $11,522
 3/31/2004                        $12,661               $19,390         $11,597
 4/30/2004                        $12,278               $18,375         $11,634
 5/31/2004                        $12,443               $18,745         $11,702
 6/30/2004                        $13,189               $19,489         $11,739
 7/31/2004                        $12,830               $18,705         $11,720
 8/31/2004                        $12,616               $18,939         $11,726
 9/30/2004                        $13,338               $19,537         $11,751
10/31/2004                        $13,548               $19,891         $11,813
11/30/2004                        $14,748               $21,517         $11,819
12/31/2004                        $14,985               $22,202         $11,776
 1/31/2005                        $14,712               $21,488         $11,801
 2/28/2005                        $15,447               $22,025         $11,869
 3/31/2005                        $15,001               $21,731         $11,962
 4/30/2005                        $14,233               $20,918         $12,042
 5/31/2005                        $14,923               $22,079         $12,030
 6/30/2005                        $15,257               $22,888         $12,036
 7/31/2005                        $16,244               $24,114         $12,092
 8/31/2005                        $16,170               $23,676         $12,153
 9/30/2005                        $16,054               $23,701         $12,302
10/31/2005                        $15,538               $23,002         $12,327
11/30/2005                        $16,368               $23,945         $12,228
12/31/2005                        $16,246               $23,921         $12,178
 1/31/2006                        $17,573               $25,495         $12,271
 2/28/2006                        $17,506               $25,529         $12,296
 3/31/2006                        $18,309               $26,424         $12,364
 4/30/2006                        $18,414               $26,528         $12,469
 5/31/2006                        $17,738               $25,610         $12,531
 6/30/2006                        $17,886               $25,755         $12,556
 7/31/2006                        $17,290               $25,398         $12,593
 8/31/2006                        $17,341               $26,074         $12,618
 9/30/2006                        $17,417               $26,340         $12,556
10/31/2006                        $18,173               $27,574         $12,488
11/30/2006                        $18,985               $28,436         $12,469
12/31/2006                        $18,842               $28,748         $12,488
 1/31/2007                        $19,454               $29,389         $12,526
 2/28/2007                        $19,323               $29,321         $12,593
 3/31/2007                        $19,518               $29,634         $12,707
 4/30/2007                        $20,004               $30,254         $12,790
 5/31/2007                        $20,975               $31,330         $12,868
 6/30/2007                        $20,675               $30,497         $12,893
 7/31/2007                        $19,468               $28,214         $12,890
 8/31/2007                        $19,382               $28,358         $12,866
 9/30/2007                        $19,436               $28,654         $12,902
10/31/2007                        $19,690               $28,852         $12,929

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS C                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +7.35%
--------------------------------------------------------------------------------
5-Year                                                                   +17.35%
--------------------------------------------------------------------------------
10-Year                                                                   +7.01%
--------------------------------------------------------------------------------

CLASS R (8/1/02-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                              Franklin Small Cap     Russell 2500
   Date                          Value Fund          Value Index 6       CPI 6
--------------------------------------------------------------------------------
  8/1/2002                        $10,000               $10,000         $10,000
 8/31/2002                        $10,021               $10,054         $10,033
 9/30/2002                        $ 9,027               $ 9,231         $10,050
10/31/2002                        $ 9,485               $ 9,363         $10,067
11/30/2002                        $10,029               $10,046         $10,067
12/31/2002                        $ 9,862               $ 9,733         $10,044
 1/31/2003                        $ 9,318               $ 9,439         $10,089
 2/28/2003                        $ 9,018               $ 9,207         $10,167
 3/31/2003                        $ 9,018               $ 9,269         $10,228
 4/30/2003                        $ 9,794               $10,108         $10,205
 5/31/2003                        $10,574               $11,043         $10,189
 6/30/2003                        $10,805               $11,242         $10,200
 7/31/2003                        $10,882               $11,730         $10,211
 8/31/2003                        $11,379               $12,202         $10,250
 9/30/2003                        $11,058               $12,115         $10,283
10/31/2003                        $12,051               $13,041         $10,272
11/30/2003                        $12,347               $13,573         $10,244
12/31/2003                        $13,033               $14,106         $10,233
 1/31/2004                        $13,093               $14,563         $10,283
 2/29/2004                        $13,525               $14,858         $10,339
 3/31/2004                        $13,671               $14,977         $10,405
 4/30/2004                        $13,260               $14,193         $10,439
 5/31/2004                        $13,444               $14,478         $10,500
 6/30/2004                        $14,258               $15,054         $10,533
 7/31/2004                        $13,877               $14,448         $10,516
 8/31/2004                        $13,650               $14,629         $10,522
 9/30/2004                        $14,438               $15,091         $10,544
10/31/2004                        $14,674               $15,364         $10,600
11/30/2004                        $15,981               $16,620         $10,605
12/31/2004                        $16,236               $17,149         $10,566
 1/31/2005                        $15,952               $16,598         $10,589
 2/28/2005                        $16,758               $17,012         $10,650
 3/31/2005                        $16,279               $16,785         $10,733
 4/30/2005                        $15,448               $16,157         $10,805
 5/31/2005                        $16,206               $17,054         $10,794
 6/30/2005                        $16,577               $17,679         $10,800
 7/31/2005                        $17,655               $18,626         $10,850
 8/31/2005                        $17,587               $18,287         $10,905
 9/30/2005                        $17,466               $18,307         $11,038
10/31/2005                        $16,910               $17,767         $11,061
11/30/2005                        $17,824               $18,495         $10,972
12/31/2005                        $17,697               $18,476         $10,927
 1/31/2006                        $19,148               $19,692         $11,011
 2/28/2006                        $19,086               $19,719         $11,033
 3/31/2006                        $19,964               $20,410         $11,094
 4/30/2006                        $20,087               $20,491         $11,188
 5/31/2006                        $19,359               $19,781         $11,244
 6/30/2006                        $19,527               $19,893         $11,266
 7/31/2006                        $18,888               $19,617         $11,299
 8/31/2006                        $18,949               $20,140         $11,321
 9/30/2006                        $19,042               $20,345         $11,266
10/31/2006                        $19,875               $21,298         $11,205
11/30/2006                        $20,771               $21,964         $11,188
12/31/2006                        $20,624               $22,205         $11,205
 1/31/2007                        $21,302               $22,700         $11,239
 2/28/2007                        $21,164               $22,648         $11,299
 3/31/2007                        $21,387               $22,889         $11,402
 4/30/2007                        $21,932               $23,368         $11,476
 5/31/2007                        $23,008               $24,200         $11,546
 6/30/2007                        $22,686               $23,556         $11,569
 7/31/2007                        $21,373               $21,792         $11,566
 8/31/2007                        $21,288               $21,904         $11,545
 9/30/2007                        $21,354               $22,133         $11,576
10/31/2007                        $21,644               $22,285         $11,601

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS R                                                                10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +8.89%
--------------------------------------------------------------------------------
5-Year                                                                   +17.94%
--------------------------------------------------------------------------------
Since Inception (8/1/02)                                                 +15.85%
--------------------------------------------------------------------------------


                                                              Annual Report | 49

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
ADVISOR CLASS                                                          10/31/07
--------------------------------------------------------------------------------
1-Year                                                                    +9.43%
--------------------------------------------------------------------------------
5-Year                                                                   +18.54%
--------------------------------------------------------------------------------
10-Year                                                                   +8.10%
--------------------------------------------------------------------------------

ADVISOR CLASS (11/1/97-10/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Franklin Small Cap        Russell 2500
  Date                       Value Fund            Value Index 6        CPI 6
--------------------------------------------------------------------------------
 11/1/1997                     $10,000                $10,000          $10,000
11/30/1997                     $ 9,899                $10,214          $ 9,994
12/31/1997                     $ 9,890                $10,596          $ 9,981
 1/31/1998                     $ 9,735                $10,415          $10,000
 2/28/1998                     $10,180                $11,061          $10,019
 3/31/1998                     $10,536                $11,608          $10,037
 4/30/1998                     $10,503                $11,600          $10,056
 5/31/1998                     $ 9,837                $11,235          $10,074
 6/30/1998                     $ 9,376                $11,192          $10,087
 7/31/1998                     $ 8,379                $10,477          $10,099
 8/31/1998                     $ 6,871                $ 8,832          $10,111
 9/30/1998                     $ 7,014                $ 9,349          $10,124
10/31/1998                     $ 7,382                $ 9,765          $10,149
11/30/1998                     $ 7,452                $10,080          $10,149
12/31/1998                     $ 7,574                $10,393          $10,142
 1/31/1999                     $ 7,487                $10,093          $10,167
 2/28/1999                     $ 6,769                $ 9,576          $10,179
 3/31/1999                     $ 6,834                $ 9,561          $10,210
 4/30/1999                     $ 7,520                $10,505          $10,285
 5/31/1999                     $ 7,767                $10,719          $10,285
 6/30/1999                     $ 8,214                $11,093          $10,285
 7/31/1999                     $ 8,001                $10,881          $10,316
 8/31/1999                     $ 7,701                $10,463          $10,340
 9/30/1999                     $ 7,204                $10,134          $10,390
10/31/1999                     $ 7,163                $10,144          $10,408
11/30/1999                     $ 7,233                $10,200          $10,415
12/31/1999                     $ 7,541                $10,548          $10,415
 1/31/2000                     $ 6,925                $10,108          $10,446
 2/29/2000                     $ 7,089                $10,283          $10,507
 3/31/2000                     $ 7,717                $11,040          $10,594
 4/30/2000                     $ 7,886                $11,036          $10,600
 5/31/2000                     $ 8,091                $11,016          $10,613
 6/30/2000                     $ 7,873                $10,974          $10,668
 7/31/2000                     $ 7,964                $11,213          $10,693
 8/31/2000                     $ 8,551                $11,800          $10,693
 9/30/2000                     $ 8,526                $11,730          $10,749
10/31/2000                     $ 8,678                $11,723          $10,767
11/30/2000                     $ 8,428                $11,574          $10,774
12/31/2000                     $ 9,254                $12,740          $10,767
 1/31/2001                     $ 9,764                $12,918          $10,835
 2/28/2001                     $ 9,957                $12,810          $10,879
 3/31/2001                     $ 9,882                $12,489          $10,903
 4/30/2001                     $10,541                $13,200          $10,947
 5/31/2001                     $10,883                $13,605          $10,996
 6/30/2001                     $10,577                $13,736          $11,015
 7/31/2001                     $10,420                $13,644          $10,984
 8/31/2001                     $10,276                $13,527          $10,984
 9/30/2001                     $ 8,721                $12,025          $11,033
10/31/2001                     $ 9,410                $12,283          $10,996
11/30/2001                     $ 9,954                $13,228          $10,978
12/31/2001                     $10,682                $13,981          $10,934
 1/31/2002                     $10,600                $14,110          $10,959
 2/28/2002                     $10,988                $14,285          $11,002
 3/31/2002                     $11,900                $15,171          $11,064
 4/30/2002                     $12,210                $15,430          $11,126
 5/31/2002                     $11,913                $15,177          $11,126
 6/30/2002                     $11,454                $14,641          $11,132
 7/31/2002                     $ 9,855                $12,947          $11,145
 8/31/2002                     $ 9,826                $13,016          $11,182
 9/30/2002                     $ 8,859                $11,951          $11,200
10/31/2002                     $ 9,310                $12,122          $11,219
11/30/2002                     $ 9,847                $13,006          $11,219
12/31/2002                     $ 9,690                $12,601          $11,194
 1/31/2003                     $ 9,157                $12,220          $11,244
 2/28/2003                     $ 8,867                $11,920          $11,330
 3/31/2003                     $ 8,876                $12,000          $11,399
 4/30/2003                     $ 9,640                $13,087          $11,374
 5/31/2003                     $10,413                $14,297          $11,355
 6/30/2003                     $10,644                $14,554          $11,368
 7/31/2003                     $10,727                $15,186          $11,380
 8/31/2003                     $11,219                $15,797          $11,423
 9/30/2003                     $10,905                $15,685          $11,460
10/31/2003                     $11,892                $16,883          $11,448
11/30/2003                     $12,186                $17,572          $11,417
12/31/2003                     $12,867                $18,262          $11,405
 1/31/2004                     $12,933                $18,853          $11,460
 2/29/2004                     $13,367                $19,236          $11,522
 3/31/2004                     $13,516                $19,390          $11,597
 4/30/2004                     $13,119                $18,375          $11,634
 5/31/2004                     $13,305                $18,745          $11,702
 6/30/2004                     $14,115                $19,489          $11,739
 7/31/2004                     $13,743                $18,705          $11,720
 8/31/2004                     $13,524                $18,939          $11,726
 9/30/2004                     $14,309                $19,537          $11,751
10/31/2004                     $14,549                $19,891          $11,813
11/30/2004                     $15,851                $21,517          $11,819
12/31/2004                     $16,116                $22,202          $11,776
 1/31/2005                     $15,836                $21,488          $11,801
 2/28/2005                     $16,645                $22,025          $11,869
 3/31/2005                     $16,178                $21,731          $11,962
 4/30/2005                     $15,357                $20,918          $12,042
 5/31/2005                     $16,120                $22,079          $12,030
 6/30/2005                     $16,491                $22,888          $12,036
 7/31/2005                     $17,571                $24,114          $12,092
 8/31/2005                     $17,509                $23,676          $12,153
 9/30/2005                     $17,400                $23,701          $12,302
10/31/2005                     $16,854                $23,002          $12,327
11/30/2005                     $17,771                $23,945          $12,228
12/31/2005                     $17,647                $23,921          $12,178
 1/31/2006                     $19,109                $25,495          $12,271
 2/28/2006                     $19,053                $25,529          $12,296
 3/31/2006                     $19,936                $26,424          $12,364
 4/30/2006                     $20,069                $26,528          $12,469
 5/31/2006                     $19,349                $25,610          $12,531
 6/30/2006                     $19,524                $25,755          $12,556
 7/31/2006                     $18,895                $25,398          $12,593
 8/31/2006                     $18,967                $26,074          $12,618
 9/30/2006                     $19,066                $26,340          $12,556
10/31/2006                     $19,910                $27,574          $12,488
11/30/2006                     $20,814                $28,436          $12,469
12/31/2006                     $20,677                $28,748          $12,488
 1/31/2007                     $21,369                $29,389          $12,526
 2/28/2007                     $21,239                $29,321          $12,593
 3/31/2007                     $21,470                $29,634          $12,707
 4/30/2007                     $22,023                $30,254          $12,790
 5/31/2007                     $23,115                $31,330          $12,868
 6/30/2007                     $22,802                $30,497          $12,893
 7/31/2007                     $21,488                $28,214          $12,890
 8/31/2007                     $21,410                $28,358          $12,866
 9/30/2007                     $21,488                $28,654          $12,902
10/31/2007                     $21,788                $28,852          $12,929

ENDNOTES

THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS INVOLVE SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. IN ADDITION, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


50 | Annual Report

Your Fund's Expenses

FRANKLIN SMALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 51

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING ACCOUNT        ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                              VALUE 5/1/07           VALUE 10/31/07      PERIOD* 5/1/07-10/31/07
------------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000                $   988.00                 $5.91
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000                $ 1,019.26                 $6.01
------------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000                $   984.50                 $9.45
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000                $ 1,015.68                 $9.60
------------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000                $   984.30                 $9.45
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000                $ 1,015.68                 $9.60
------------------------------------------------------------------------------------------------------------------------
CLASS R
------------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000                $   986.80                 $6.96
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000                $ 1,018.20                 $7.07
------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000                $   989.30                 $4.51
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000                $ 1,020.67                 $4.58
------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.18%; B: 1.89%; C: 1.89%; R: 1.39%; and Advisor:
0.90%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


52 | Annual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                    -------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
CLASS A                                                      2007            2006            2005             2004            2003
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $       69.24      $    61.66      $    53.95      $     45.47     $     37.01
                                                    -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................            0.73            0.77            0.34             0.33            0.13
   Net realized and unrealized gains (losses) ...            4.55            9.71            8.71             8.63            8.83
                                                    -------------------------------------------------------------------------------
Total from investment operations ................            5.28           10.48            9.05             8.96            8.96
                                                    -------------------------------------------------------------------------------
Less distributions from:
   Net investment income ........................           (0.88)          (0.46)          (0.43)           (0.17)          (0.25)
   Net realized gains ...........................           (4.28)          (2.44)          (0.91)           (0.31)          (0.25)
                                                    -------------------------------------------------------------------------------
Total distributions .............................           (5.16)          (2.90)          (1.34)           (0.48)          (0.50)
                                                    -------------------------------------------------------------------------------
Redemption fees .................................              -- d            -- d            -- d             -- d            --
                                                    -------------------------------------------------------------------------------
Net asset value, end of year ....................   $       69.36      $    69.24      $    61.66      $     53.95     $     45.47
                                                    ===============================================================================

Total return c ..................................            7.85%          17.54%          16.93%           19.87%          24.51%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................            0.90% e         0.90% e         0.91% e          0.91% e         1.00%
Net investment income ...........................            1.04%           1.17%           0.57%            0.67%           0.35%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $   4,228,683      $4,435,704      $4,164,516      $ 3,716,567     $ 3,031,714
Portfolio turnover rate .........................            6.40%           7.44%           3.91%            7.03%          13.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 53

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                    --------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
CLASS B                                                      2007            2006            2005             2004            2003
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $       68.07      $    60.67      $    53.13      $     44.97     $     36.64
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ...............            0.20            0.26           (0.11)           (0.06)          (0.15)
   Net realized and unrealized gains (losses) ...            4.48            9.58            8.58             8.53            8.74
                                                    --------------------------------------------------------------------------------
Total from investment operations ................            4.68            9.84            8.47             8.47            8.59
                                                    --------------------------------------------------------------------------------
Less distributions from:
   Net investment income ........................           (0.35)             -- f         (0.02)              --           (0.01)
   Net realized gains ...........................           (4.28)          (2.44)          (0.91)           (0.31)          (0.25)
                                                    --------------------------------------------------------------------------------
Total distributions .............................           (4.63)          (2.44)          (0.93)           (0.31)          (0.26)
                                                    --------------------------------------------------------------------------------
Redemption fees .................................              -- d            -- d           -- d              -- d            --
                                                    --------------------------------------------------------------------------------
Net asset value, end of year ....................   $       68.12      $    68.07      $    60.67      $     53.13     $     44.97
                                                    ================================================================================

Total return c ..................................            7.04%          16.65%          16.03%           18.94%          23.58%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................            1.66% e         1.66% e         1.67% e          1.69% e         1.75%
Net investment income (loss) ....................            0.28%           0.41%          (0.19)%          (0.11)%         (0.40)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $     114,410      $  127,037      $  122,795      $   114,891     $   103,877
Portfolio turnover rate .........................            6.40%           7.44%           3.91%            7.03%          13.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Actual dividend distribution was $0.0021.


54 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                    --------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
CLASS C                                                      2007            2006            2005             2004            2003
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $       68.17      $    60.75      $    53.18      $     45.01     $     36.67
                                                    --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ...............            0.20            0.27           (0.11)           (0.06)          (0.15)
   Net realized and unrealized gains (losses) ...            4.48            9.59            8.59             8.54            8.74
                                                    --------------------------------------------------------------------------------
Total from investment operations ................            4.68            9.86            8.48             8.48            8.59
                                                    --------------------------------------------------------------------------------
Less distributions from:
   Net investment income ........................           (0.35)             --              --               --              --
   Net realized gains ...........................           (4.28)          (2.44)          (0.91)           (0.31)          (0.25)
                                                    --------------------------------------------------------------------------------
Total distributions .............................           (4.63)          (2.44)          (0.91)           (0.31)          (0.25)
                                                    --------------------------------------------------------------------------------
Redemption fees .................................              -- d            -- d            -- d             -- d            --
                                                    --------------------------------------------------------------------------------
Net asset value, end of year ....................   $       68.22      $    68.17      $    60.75      $     53.18     $     45.01
                                                    ================================================================================

Total return c ..................................            7.04%          16.64%          16.04%           18.95%          23.57%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................            1.66% e         1.65% e         1.67% e          1.69% e         1.75%
Net investment income (loss) ....................            0.28%           0.42%          (0.19)%          (0.11)%         (0.40)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $     130,471      $  139,885      $  135,939      $   129,399     $   127,925
Portfolio turnover rate .........................            6.40%           7.44%           3.91%            7.03%          13.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 55

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                    -------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
CLASS R                                                      2007            2006            2005             2004            2003
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $       68.78      $    61.33      $    53.69     $      45.30     $     36.92
                                                    -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................            0.52            0.60            0.18             0.20            0.03
   Net realized and unrealized gains (losses) ...            4.55            9.65            8.67             8.59            8.82
                                                    -------------------------------------------------------------------------------
Total from investment operations ................            5.07           10.25            8.85             8.79            8.85
                                                    -------------------------------------------------------------------------------
Less distributions from:
   Net investment income ........................           (0.74)          (0.36)          (0.30)           (0.09)          (0.22)
   Net realized gains ...........................           (4.28)          (2.44)          (0.91)           (0.31)          (0.25)
                                                    -------------------------------------------------------------------------------
Total distributions .............................           (5.02)          (2.80)          (1.21)           (0.40)          (0.47)
                                                    -------------------------------------------------------------------------------
Redemption fees .................................              -- d            -- d            -- d             -- d            --
                                                    -------------------------------------------------------------------------------
Net asset value, end of year ....................   $       68.83      $    68.78      $    61.33      $     53.69     $     45.30
                                                    ===============================================================================

Total return c ..................................            7.58%          17.22%          16.62%           19.55%          24.26%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................            1.16% e         1.16% e         1.17% e          1.19% e         1.25%
Net investment income ...........................            0.78%           0.91%           0.31%            0.39%           0.10%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $      63,802      $   51,157      $   30,810      $    21,020     $    13,336
Portfolio turnover rate .........................            6.40%           7.44%           3.91%            7.03%          13.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


56 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                    -------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                2007            2006            2005             2004            2003
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $       69.40      $    61.81      $    54.05      $     45.54     $     37.06
                                                    -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................            0.88            0.93            0.46             0.44            0.23
   Net realized and unrealized gains (losses) ...            4.58            9.72            8.75             8.65            8.83
                                                    -------------------------------------------------------------------------------
Total from investment operations ................            5.46           10.65            9.21             9.09            9.06
                                                    -------------------------------------------------------------------------------
Less distributions from:
   Net investment income ........................           (1.05)          (0.62)          (0.54)           (0.27)          (0.33)
   Net realized gains ...........................           (4.28)          (2.44)          (0.91)           (0.31)          (0.25)
                                                    -------------------------------------------------------------------------------
Total distributions .............................           (5.33)          (3.06)          (1.45)           (0.58)          (0.58)
                                                    -------------------------------------------------------------------------------
Redemption fees .................................              -- c            -- c            -- c             -- c            --
                                                    -------------------------------------------------------------------------------
Net asset value, end of year ....................   $       69.53      $    69.40      $    61.81      $     54.05     $     45.54
                                                    ===============================================================================

Total return ....................................            8.11%          17.82%          17.20%           20.17%          24.80%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................            0.66% d         0.66% d         0.67% d          0.69% d         0.75%
Net investment income ...........................            1.28%           1.41%           0.81%            0.89%           0.60%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $     390,314      $  333,372      $  260,209      $    26,701     $    22,189
Portfolio turnover rate .........................            6.40%           7.44%           3.91%            7.03%          13.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 57

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

---------------------------------------------------------------------------------------------------------------------------
       FRANKLIN BALANCE SHEET INVESTMENT FUND                                                    SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS 89.5%
       CLOSED END MUTUAL FUNDS 1.6%
       DIVERSIFIED FINANCIALS 1.6%
       Apollo Investment Corp. .....................................................             200,000   $     4,160,000
       Emerging Markets Telecommunications Fund ....................................             250,000         7,022,500
       H&Q Healthcare Investors ....................................................             150,000         2,640,000
       John Hancock Bank and Thrift Opportunity Fund ...............................           1,650,000        12,771,000
       Latin America Equity Fund Inc. ..............................................             222,015        13,345,322
       The Mexico Fund Inc. (Mexico) ...............................................             620,800        28,060,160
       New Ireland Fund Inc. (Ireland) .............................................             135,000         3,909,600
       Petroleum & Resources Corp. .................................................             150,000         6,213,000
                                                                                                           ----------------
       TOTAL CLOSED END MUTUAL FUNDS (COST $38,030,843) ............................                            78,121,582
                                                                                                           ----------------
       COMMON STOCKS 87.8%
       AUTOMOBILES & COMPONENTS 0.7%
       American Axle & Manufacturing Holdings Inc. .................................           1,225,000        33,638,500
                                                                                                           ----------------
       BANKS 3.9%
    a  Corus Bankshares Inc. .......................................................           1,632,400        17,989,048
       Farmers & Merchants Bank of Long Beach ......................................               2,200        14,091,000
       First Niagara Financial Group Inc. ..........................................             100,000         1,320,000
       Freddie Mac .................................................................           1,650,000        86,179,500
       Hudson City Bancorp Inc. ....................................................             900,000        14,094,000
       MGIC Investment Corp. .......................................................             735,000        14,229,600
       The PMI Group Inc. ..........................................................           1,325,000        21,239,750
       Radian Group Inc. ...........................................................           1,300,000        16,367,000
       UMB Financial Corp. .........................................................             186,800         7,845,600
                                                                                                           ----------------
                                                                                                               193,355,498
                                                                                                           ----------------
       CAPITAL GOODS 10.9%
       A.O. Smith Corp. ............................................................             893,600        33,411,704
       Applied Industrial Technologies Inc. ........................................           1,406,250        49,851,563
     b Armstrong World Industries Inc. .............................................             209,738         8,601,355
     a CNH Global NV (Netherlands) .................................................           1,265,000        82,958,700
   a,b ESCO Technologies Inc. ......................................................           1,236,800        51,191,152
   b,c Furmanite Corp. .............................................................           2,783,000        34,537,030
       Lennox International Inc. ...................................................             871,000        31,094,700
       Mueller Industries Inc. .....................................................             600,000        21,576,000
       Oshkosh Truck Corp. .........................................................             960,000        52,032,000
     b Quanta Services Inc. ........................................................           1,000,000        33,000,000
   b,c Tecumseh Products Co., A ....................................................           1,085,000        19,605,950
   b,c Tecumseh Products Co., B ....................................................             310,000         5,025,100
       Timken Co. ..................................................................           1,115,000        37,084,900
       Trinity Industries Inc. .....................................................           2,200,000        79,508,000
                                                                                                           ----------------
                                                                                                               539,478,154
                                                                                                           ----------------
       COMMERCIAL SERVICES & SUPPLIES 1.0%
       Kelly Services Inc., A ......................................................           2,300,000        48,369,000
                                                                                                           ----------------
       CONSUMER DURABLES & APPAREL 4.5%
       D.R. Horton Inc. ............................................................           2,400,000        30,456,000
   a,c Furniture Brands International Inc. .........................................           3,250,000        39,162,500
       Hasbro Inc. .................................................................           1,600,000        47,760,000


58 | Annual Report

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------
       FRANKLIN BALANCE SHEET INVESTMENT FUND                                                    SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONTINUED)
       COMMON STOCKS (CONTINUED)
       CONSUMER DURABLES & APPAREL (CONTINUED)
       Kellwood Co. ................................................................             786,000   $    13,024,020
       Lennar Corp., A .............................................................             480,000        10,968,000
       Lennar Corp., B .............................................................              48,000         1,022,400
       M.D.C. Holdings Inc. ........................................................             660,000        26,736,600
       Pulte Homes Inc. ............................................................           2,600,000        38,584,000
     a Standard Pacific Corp. ......................................................           2,500,000        12,000,000
                                                                                                           ----------------
                                                                                                               219,713,520
                                                                                                           ----------------
       CONSUMER SERVICES 1.8%
       Bob Evans Farms Inc. ........................................................             323,300         9,110,594
     b Vail Resorts Inc. ...........................................................           1,295,000        78,593,550
                                                                                                           ----------------
                                                                                                                87,704,144
                                                                                                           ----------------
       DIVERSIFIED FINANCIALS 1.6%
       CIT Group Inc. ..............................................................           2,195,000        77,351,800
                                                                                                           ----------------
       ENERGY 7.3%
     b Bristow Group Inc. ..........................................................             900,000        44,901,000
     b Exterran Holding Inc. .......................................................           1,272,500       107,144,500
       Overseas Shipholding Group Inc. .............................................             756,000        56,246,400
       Peabody Energy Corp. ........................................................           1,336,000        69,732,520
     b PHI Inc. ....................................................................              77,500         2,622,600
     b PHI Inc., non-voting ........................................................             352,000        12,179,200
       Teekay Corp. (Bahamas) ......................................................           1,240,000        69,378,000
                                                                                                           ----------------
                                                                                                               362,204,220
                                                                                                           ----------------
       FOOD, BEVERAGE & TOBACCO 5.8%
     b Alliance One International Inc. .............................................           2,504,200        16,352,426
       Bunge Ltd. ..................................................................             759,600        87,498,324
       Corn Products International Inc. ............................................           2,527,000       107,498,580
     b Smithfield Foods Inc. .......................................................           1,369,670        39,268,439
       Universal Corp. .............................................................             740,700        36,101,718
                                                                                                           ----------------
                                                                                                               286,719,487
                                                                                                           ----------------
       INSURANCE 17.8%
       American National Insurance Co. .............................................             647,500        83,721,750
       Aspen Insurance Holdings Ltd. ...............................................             154,300         4,221,648
       Assurant Inc. ...............................................................             825,700        48,253,908
       E-L Financial Corp. Ltd. (Canada) ...........................................             104,666        70,065,578
       Employers Holdings Inc. .....................................................             571,900        10,957,604
       FBL Financial Group Inc., A .................................................             525,000        21,252,000
       Genworth Financial Inc., A ..................................................           1,600,000        43,680,000
       IPC Holdings Ltd. ...........................................................           1,823,800        54,549,858
       Kansas City Life Insurance Co. ..............................................             299,989        13,988,487
     a Manulife Financial Corp. (Canada) ...........................................           1,000,000        46,390,000
       MBIA Inc. ...................................................................             495,000        21,304,800
       MetLife Inc. ................................................................             401,000        27,608,850
       Midland Co. .................................................................             385,000        24,493,700
       National Western Life Insurance Co., A ......................................             150,000        32,592,000
       Old Republic International Corp. ............................................           4,238,300        64,973,139


                                                              Annual Report | 59

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------
       FRANKLIN BALANCE SHEET INVESTMENT FUND                                                    SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONTINUED)
       COMMON STOCKS (CONTINUED)
       INSURANCE (CONTINUED)
       Presidential Life Corp. .....................................................             380,000   $     6,691,800
       Principal Financial Group Inc. ..............................................             225,000        15,225,750
       Prudential Financial Inc. ...................................................           1,347,000       130,281,840
       RLI Corp. ...................................................................             489,400        28,468,398
       Selective Insurance Group Inc. ..............................................           1,300,000        31,603,000
       StanCorp Financial Group Inc. ...............................................           1,200,000        66,156,000
       The Travelers Cos. Inc. .....................................................             575,000        30,020,750
                                                                                                           ----------------
                                                                                                               876,500,860
                                                                                                           ----------------
       MATERIALS 13.2%
     a AbitibiBowater Inc. .........................................................             924,040        31,657,610
       Ashland Inc. ................................................................             245,894        14,438,896
       MeadWestvaco Corp. ..........................................................           1,570,000        52,814,800
       Monsanto Co. ................................................................             841,900        82,194,697
       Nucor Corp. .................................................................           1,750,000       108,535,000
     b PolyOne Corp. ...............................................................           1,375,000        10,986,250
       Reliance Steel & Aluminum Co. ...............................................           1,830,599       106,815,452
       Sherritt International Corp. (Canada) .......................................           3,253,500        60,652,049
       Texas Industries Inc. .......................................................             750,000        54,795,000
       United States Steel Corp. ...................................................             930,000       100,347,000
       Westlake Chemical Corp. .....................................................           1,046,900        25,690,926
                                                                                                           ----------------
                                                                                                               648,927,680
                                                                                                           ----------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 1.0%
     b Watson Pharmaceuticals Inc. .................................................           1,700,000        51,952,000
                                                                                                           ----------------
      RETAILING 4.2%
     b Big Lots Inc. ...............................................................           1,550,000        37,169,000
       The Cato Corp., A ...........................................................             450,000         9,036,000
     b Charming Shoppes Inc. .......................................................           4,425,000        32,833,500
     a Dillard's Inc., A ...........................................................             750,000        17,272,500
       Fred's Inc. .................................................................             400,000         4,240,000
     a Handleman Co. ...............................................................           1,000,000         2,350,000
       Haverty Furniture Cos. Inc. .................................................             920,000         7,820,000
       Saks Inc. ...................................................................           1,750,000        37,030,000
     c Syms Corp. ..................................................................           1,430,000        20,334,600
     b Zale Corp. ..................................................................           1,767,600        37,261,008
                                                                                                           ----------------
                                                                                                               205,346,608
                                                                                                           ----------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.8%
   a,b Spansion Inc., A ............................................................           3,300,000        23,265,000
     b Standard Microsystems Corp. .................................................             376,700        14,691,300
                                                                                                           ----------------
                                                                                                                37,956,300
                                                                                                           ----------------
       TRANSPORTATION 5.3%
     b ABX Air Inc. ................................................................           1,825,000        11,534,000
     b Alaska Air Group Inc. .......................................................           1,350,600        34,305,240
       Burlington Northern Santa Fe Corp. ..........................................             570,000        49,675,500
   b,c Dollar Thrifty Automotive Group Inc. ........................................           1,763,067        60,825,811
     b Kansas City Southern ........................................................             722,500        27,953,525


60 | Annual Report

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------
       FRANKLIN BALANCE SHEET INVESTMENT FUND                                                  SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONTINUED)
       COMMON STOCKS (CONTINUED)
       TRANSPORTATION (CONTINUED)
     b Mesa Air Group Inc. .........................................................             450,000   $     2,092,500
       Norfolk Southern Corp. ......................................................           1,358,600        70,171,690
       Werner Enterprises Inc. .....................................................             300,000         5,706,000
                                                                                                           ----------------
                                                                                                               262,264,266
                                                                                                           ----------------
       UTILITIES 8.0%
       Atmos Energy Corp. ..........................................................             884,300        24,804,615
       Avista Corp. ................................................................             400,000         8,820,000
       Entergy Corp. ...............................................................             618,000        74,079,660
       IDACORP Inc. ................................................................             450,000        15,700,500
 b,c,d KGen Power Corp., 144A ......................................................           4,400,000        72,600,000
       Northeast Utilities .........................................................           1,550,000        47,786,500
       PNM Resources Inc. ..........................................................           1,863,300        46,601,133
       Sierra Pacific Resources ....................................................           5,010,000        84,518,700
       Xcel Energy Inc. ............................................................             878,000        19,798,900
                                                                                                           ----------------
                                                                                                               394,710,008
                                                                                                           ----------------
       TOTAL COMMON STOCKS (COST $2,281,091,778) ...................................                         4,326,192,045
                                                                                                           ----------------

                                                                                         ---------------
                                                                                            PRINCIPAL
                                                                                              AMOUNT
                                                                                         ---------------
       CORPORATE BONDS (COST $5,539,982) 0.1%
       CAPITAL GOODS 0.1%
       Mueller Industries Inc., 6.00%, 11/01/14 ....................................     $     5,604,000         4,952,535
                                                                                                           ----------------
       TOTAL LONG TERM INVESTMENTS (COST $2,324,662,603) ...........................                         4,409,266,162
                                                                                                           ----------------

                                                                                         ---------------
                                                                                              SHARES
                                                                                         ---------------
       SHORT TERM INVESTMENTS 13.8%
       MONEY MARKET FUND (COST $216,992,623) 4.4%
     e Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69% ........         216,992,623       216,992,623
                                                                                                           ----------------


                                                              Annual Report | 61

Franklin Value Investors Trust

--------------------------------------------------------------------------------------------------------------------------
       FRANKLIN BALANCE SHEET INVESTMENT FUND                                           PRINCIPAL AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------------
       SHORT TERM INVESTMENTS (CONTINUED)
     f REPURCHASE AGREEMENT (COST $304,094,279) 6.2%
       Joint Repurchase Agreement, 4.702%, 11/01/07 (Maturity Value $304,133,999) ..     $   304,094,279   $   304,094,279
                                                                                                           ---------------
          ABN AMRO Bank, NV, New York Branch (Maturity Value $25,674,992)
          Banc of America Securities LLC (Maturity Value $28,847,110)
          Barclays Capital Inc. (Maturity Value $28,847,110)
          BNP Paribas Securities Corp. (Maturity Value $25,674,992)
          Credit Suisse Securities (USA) LLC (Maturity Value $25,674,992)
          Deutsche Bank Securities Inc. (Maturity Value $25,674,992)
          Goldman, Sachs & Co. (Maturity Value $28,847,110)
          Greenwich Capital Markets Inc. (Maturity Value $28,847,110)
          Lehman Brothers Inc. (Maturity Value $5,848,497)
          Merrill Lynch Government Securities Inc. (Maturity Value $25,674,992)
          Morgan Stanley & Co. Inc. (Maturity Value $25,674,992)
          UBS Securities LLC (Maturity Value $28,847,110)
             Collateralized by U.S. Government Agency Securities, 2.95% - 7.25%,
             11/02/07 - 10/24/12;
           g U.S. Government Agency Discount Notes, 11/16/07 - 3/31/08;  g U.S.
             Treasury Bill, 4/17/08 and U.S. Treasury notes, 2.00% - 4.876%,
             9/15/08 - 8/31/12

                                                                                         ---------------
                                                                                              SHARES
                                                                                         ---------------
     h INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 3.2%
       MONEY MARKET FUND (COST $159,855,611) 3.2%
     i Bank of New York Institutional Cash Reserve Fund, 5.14% .....................         159,855,611       159,855,611
                                                                                                           ----------------
       TOTAL SHORT TERM INVESTMENTS (COST $680,942,513) ............................                           680,942,513
                                                                                                           ----------------
       TOTAL INVESTMENTS (COST $3,005,605,116) 103.3% ..............................                         5,090,208,675
       OTHER ASSETS, LESS LIABILITIES (3.3)% .......................................                          (162,527,873)
                                                                                                           ----------------
       NET ASSETS 100.0% ...........................................................                       $ 4,927,680,802
                                                                                                           ================

See Selected Portfolio Abbreviation on page 95.

a A portion or all of the security is on loan as of October 31, 2007. See Note 1(e).

b Non-income producing for the twelve months ended October 31, 2007.

c See Note 9 regarding holdings of 5% voting securities.

d Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the value of this security was $72,600,000, representing 1.47% of net assets.

e See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

f See Note 1(c) regarding repurchase agreements.

g The security is traded on a discount basis with no stated coupon rate.

h See Note 1(e) regarding securities on loan.

i The rate shown is the annualized seven-day yield at period end.


62 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP VALUE FUND

                                                                       -------------------------------------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
CLASS A                                                                     2007         2006        2005         2004        2003
                                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................................   $   16.55     $  14.66    $  14.01    $   12.40   $   10.48
                                                                       -------------------------------------------------------------
Income from investment operations a:
   Net investment income b .........................................        0.21         0.20        0.13         0.08        0.07
   Net realized and unrealized gains (losses) ......................        1.04         2.18        0.63         1.58        1.92
                                                                       -------------------------------------------------------------
Total from investment operations ...................................        1.25         2.38        0.76         1.66        1.99
                                                                       -------------------------------------------------------------
Less distributions from:
   Net investment income ...........................................       (0.21)       (0.15)      (0.08)       (0.05)      (0.07)
   Net realized gains ..............................................       (0.84)       (0.34)      (0.03)          --          --
                                                                       -------------------------------------------------------------
Total distributions ................................................       (1.05)       (0.49)      (0.11)       (0.05)      (0.07)
                                                                       -------------------------------------------------------------
Redemption fees ....................................................          -- d         -- d        -- d         -- d        --
                                                                       -------------------------------------------------------------
Net asset value, end of year .......................................   $   16.75     $  16.55    $  14.66    $   14.01   $   12.40
                                                                       =============================================================

Total return c .....................................................        7.82%       16.62%       5.42%       13.45%      19.08%

RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................................        1.34% e      1.33% e     1.29% e      1.31%       1.38%
Net investment income ..............................................        1.25%        1.29%       0.91%        0.59%       0.60%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................   $ 151,156     $184,225    $156,841    $ 127,267   $  59,600
Portfolio turnover rate ............................................       22.74%       34.36%      25.33%       21.69%      27.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 63

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                                    ----------------------------------------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
CLASS B                                                                  2007         2006         2005          2004         2003
                                                                    ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $   16.34     $  14.47     $  13.85     $   12.29    $   10.39
                                                                    ----------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ...............................        0.10         0.10         0.04         (0.01)       (0.01)
   Net realized and unrealized gains (losses) ...................        1.02         2.16         0.61          1.58         1.92
                                                                    ----------------------------------------------------------------
Total from investment operations ................................        1.12         2.26         0.65          1.57         1.91
                                                                    ----------------------------------------------------------------
Less distributions from:
   Net investment income ........................................       (0.10)       (0.05)          -- f       (0.01)       (0.01)
   Net realized gains ...........................................       (0.84)       (0.34)       (0.03)           --           --
                                                                    ----------------------------------------------------------------
Total distributions .............................................       (0.94)       (0.39)       (0.03)        (0.01)       (0.01)
                                                                    ----------------------------------------------------------------
Redemption fees .................................................          -- d         -- d         -- d          -- d         --
                                                                    ----------------------------------------------------------------
Net asset value, end of year ....................................   $   16.52     $  16.34     $  14.47     $   13.85    $   12.29
                                                                    ================================================================

Total return c ..................................................        7.08%       15.90%        4.71%        12.76%       18.35%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................................        2.00% e      1.98% e      1.94% e       1.96%        2.04%
Net investment income (loss) ....................................        0.59%        0.64%        0.26%        (0.06)%      (0.06)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $  18,598     $ 22,120      $22,072     $  21,794    $  10,865
Portfolio turnover rate .........................................       22.74%       34.36%       25.33%        21.69%       27.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Includes a dividend distribution in the amount of $0.0024.


64 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
CLASS C                                                                  2007         2006        2005         2004           2003
                                                                    ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $   16.34     $  14.47     $  13.85     $   12.28    $   10.39
                                                                    ----------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ...............................        0.10         0.10         0.04         (0.01)       (0.01)
   Net realized and unrealized gains (losses) ...................        1.02         2.16         0.61          1.58         1.91
                                                                    ----------------------------------------------------------------
Total from investment operations ................................        1.12         2.26         0.65          1.57         1.90
                                                                    ----------------------------------------------------------------
Less distributions from:
   Net investment income ........................................       (0.11)       (0.05)          --            --        (0.01)
   Net realized gains ...........................................       (0.84)       (0.34)       (0.03)           --           --
                                                                    ----------------------------------------------------------------
Total distributions .............................................       (0.95)       (0.39)       (0.03)           --        (0.01)
                                                                    ----------------------------------------------------------------
Redemption fees .................................................          -- d         -- d         -- d          -- d         --
                                                                    ----------------------------------------------------------------
Net asset value, end of year ....................................   $   16.51     $  16.34     $  14.47     $   13.85    $   12.28
                                                                    ================================================================

Total return c ..................................................        7.07%       15.92%        4.69%        12.78%       18.35%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................................        1.99% e      1.97% e      1.94% e       1.96%        2.06%
Net investment income (loss) ....................................        0.60%        0.65%        0.26%        (0.06)%      (0.08)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $  52,711     $ 63,983     $ 59,929     $  57,966    $  32,592
Portfolio turnover rate .........................................       22.74%       34.36%       25.33%        21.69%       27.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 65

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                                    ----------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
CLASS R                                                                  2007         2006         2005          2004         2003
                                                                    ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $   16.42     $  14.56     $  13.93     $   12.34    $   10.48
                                                                    ----------------------------------------------------------------

Income from investment operations a:
   Net investment income b ......................................        0.17         0.17         0.11          0.06         0.05
   Net realized and unrealized gains (losses) ...................        1.05         2.17         0.61          1.59         1.90
                                                                    ----------------------------------------------------------------
Total from investment operations ................................        1.22         2.34         0.72          1.65         1.95
                                                                    ----------------------------------------------------------------
Less distributions from:
   Net investment income ........................................       (0.19)       (0.14)       (0.06)        (0.06)       (0.09)
   Net realized gains ...........................................       (0.84)       (0.34)       (0.03)           --           --
                                                                    ----------------------------------------------------------------
Total distributions .............................................       (1.03)       (0.48)       (0.09)        (0.06)       (0.09)
                                                                    ----------------------------------------------------------------
Redemption fees .................................................          -- d         -- d         -- d          -- d         --
                                                                    ----------------------------------------------------------------
Net asset value, end of year ....................................   $   16.61     $  16.42     $  14.56     $   13.93    $   12.34
                                                                    ================================================================

Total return c ..................................................        7.59%       16.46%        5.19%        13.44%       18.77%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................................        1.50% e      1.48% e      1.44% e       1.46%        1.54%
Net investment income ...........................................        1.09%        1.14%        0.76%         0.44%        0.44%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $   7,812     $  7,717     $  6,896     $   3,414    $     826
Portfolio turnover rate .........................................       22.74%       34.36%       25.33%        21.69%       27.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


66 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                                                                              ---------------------
                                                                                                                     YEAR ENDED
                                                                                                                     OCTOBER 31,
ADVISOR CLASS                                                                                                    2007        2006 g
                                                                                                              ----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................................................   $ 16.56     $ 14.63
                                                                                                              ----------------------
Income from investment operations a:
   Net investment income b ................................................................................      0.25        0.24
   Net realized and unrealized gains (losses) .............................................................      1.06        2.23
                                                                                                              ----------------------
Total from investment operations ..........................................................................      1.31        2.47
                                                                                                              ----------------------
Less distributions from:
   Net investment income ..................................................................................     (0.27)      (0.20)
   Net realized gains .....................................................................................     (0.84)      (0.34)
                                                                                                              ----------------------
Total distributions .......................................................................................     (1.11)      (0.54)
                                                                                                              ----------------------
Redemption fees ...........................................................................................        -- e        -- e
                                                                                                              ----------------------
Net asset value, end of year ..............................................................................   $ 16.76     $ 16.56
                                                                                                              ======================

Total return c ............................................................................................      8.12%      17.09%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..................................................................................................      1.00% f     0.98% f
Net investment income .....................................................................................      1.59%       1.64%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................................................................   $ 3,381     $ 1,989
Portfolio turnover rate ...................................................................................     22.74%      34.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period November 1, 2005 (effective date) to October 31, 2006.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 67

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LARGE CAP VALUE FUND                                                                            SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 96.1%
  BANKS 6.2%
  Freddie Mac .......................................................................................      84,600   $  4,418,658
  U.S. Bancorp ......................................................................................     150,000      4,974,000
  Wachovia Corp. ....................................................................................      63,000      2,880,990
  Washington Mutual Inc. ............................................................................      79,000      2,202,520
                                                                                                                    -------------
                                                                                                                      14,476,168
                                                                                                                    -------------
  CAPITAL GOODS 17.1%
  3M Co. ............................................................................................      78,000      6,736,080
  Dover Corp. .......................................................................................     102,300      4,705,800
  General Electric Co. ..............................................................................     244,000     10,043,040
  Illinois Tool Works Inc. ..........................................................................     162,000      9,276,120
a Masco Corp. .......................................................................................     108,000      2,600,640
  United Technologies Corp. .........................................................................      85,000      6,510,150
                                                                                                                    -------------
                                                                                                                      39,871,830
                                                                                                                    -------------
  CONSUMER DURABLES & APPAREL 4.3%
  D.R. Horton Inc. ..................................................................................     335,000      4,251,150
  Fortune Brands Inc. ...............................................................................      43,724      3,662,760
  NIKE Inc., B ......................................................................................      34,000      2,252,840
                                                                                                                    -------------
                                                                                                                      10,166,750
                                                                                                                    -------------
  CONSUMER SERVICES 2.6%
  McDonald's Corp. ..................................................................................     100,000      5,970,000
                                                                                                                    -------------
  DIVERSIFIED FINANCIALS 8.4%
  Bank of America Corp. .............................................................................      86,000      4,152,080
  The Bank of New York Mellon Corp. .................................................................      95,000      4,640,750
  Citigroup Inc. ....................................................................................     103,500      4,336,650
  Lehman Brothers Holdings Inc. .....................................................................      55,000      3,483,700
  Morgan Stanley ....................................................................................      45,000      3,026,700
                                                                                                                    -------------
                                                                                                                      19,639,880
                                                                                                                    -------------
  ENERGY 13.8%
  Apache Corp. ......................................................................................      55,000      5,709,550
  BP PLC, ADR (United Kingdom) ......................................................................      41,000      3,197,590
  Chesapeake Energy Corp. ...........................................................................      55,000      2,171,400
  ConocoPhillips ....................................................................................      52,000      4,417,920
  Devon Energy Corp. ................................................................................      35,000      3,269,000
  Exxon Mobil Corp. .................................................................................      80,000      7,359,200
  Occidental Petroleum Corp. ........................................................................      89,000      6,145,450
                                                                                                                    -------------
                                                                                                                      32,270,110
                                                                                                                    -------------
  FOOD & STAPLES RETAILING 2.2%
  Wal-Mart Stores Inc. ..............................................................................     114,000      5,153,940
                                                                                                                    -------------
  HEALTH CARE EQUIPMENT & SERVICES 1.4%
  Becton Dickinson and Co. ..........................................................................      40,000      3,338,400
                                                                                                                    -------------


68 | Annual Report

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LARGE CAP VALUE FUND                                                                            SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  HOUSEHOLD & PERSONAL PRODUCTS 5.4%
  Kimberly-Clark Corp. ..............................................................................      70,000   $  4,962,300
  The Procter & Gamble Co. ..........................................................................     111,000      7,716,720
                                                                                                                    -------------
                                                                                                                      12,679,020
                                                                                                                    -------------
  INSURANCE 8.0%
  The Allstate Corp. ................................................................................      85,000      4,454,000
  Ambac Financial Group Inc. ........................................................................      67,000      2,467,610
  American International Group Inc. .................................................................      56,400      3,559,968
  Chubb Corp. .......................................................................................      90,000      4,801,500
  MetLife Inc. ......................................................................................      50,000      3,442,500
                                                                                                                    -------------
                                                                                                                      18,725,578
                                                                                                                    -------------
  MATERIALS 8.0%
  Alcoa Inc. ........................................................................................      92,000      3,642,280
  The Dow Chemical Co. ..............................................................................     105,000      4,729,200
  Nucor Corp. .......................................................................................      66,000      4,093,320
  Praxair Inc. ......................................................................................      72,500      6,197,300
                                                                                                                    -------------
                                                                                                                      18,662,100
                                                                                                                    -------------
  PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 4.8%
  Abbott Laboratories ...............................................................................      78,000      4,260,360
  Merck & Co. Inc. ..................................................................................      42,000      2,446,920
  Pfizer Inc. .......................................................................................     187,700      4,619,297
                                                                                                                    -------------
                                                                                                                      11,326,577
                                                                                                                    -------------
  RETAILING 3.0%
  J.C. Penney Co. Inc. ..............................................................................      42,000      2,362,080
b Office Depot Inc. .................................................................................     245,000      4,596,200
                                                                                                                    -------------
                                                                                                                       6,958,280
                                                                                                                    -------------
  SOFTWARE & SERVICES 2.3%
  Microsoft Corp. ...................................................................................     148,000      5,447,880
                                                                                                                    -------------
  TECHNOLOGY HARDWARE & EQUIPMENT 5.3%
  Hewlett-Packard Co. ...............................................................................      69,000      3,565,920
  International Business Machines Corp. .............................................................      76,000      8,825,120
                                                                                                                    -------------
                                                                                                                      12,391,040
                                                                                                                    -------------
  TRANSPORTATION 1.4%
  Norfolk Southern Corp. ............................................................................      63,000      3,253,950
                                                                                                                    -------------
  UTILITIES 1.9%
  Entergy Corp. .....................................................................................      36,100      4,327,307
                                                                                                                    -------------
  TOTAL COMMON STOCKS (COST $173,658,784) ...........................................................                224,658,810
                                                                                                                    -------------


                                                              Annual Report | 69

Franklin Value Investors Trust

--------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN LARGE CAP VALUE FUND                                                                         SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 5.0%
   MONEY MARKET FUND (COST $8,942,397) 3.8%
 c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69% ...........................    8,942,397   $  8,942,397
                                                                                                                   -------------
 d INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 1.2%
   MONEY MARKET FUND (COST $2,676,132) 1.2%
 e Bank of New York Institutional Cash Reserve Fund,5.14% .........................................    2,676,132      2,676,132
                                                                                                                   -------------
   TOTAL SHORT TERM INVESTMENTS (COST $11,618,529) ................................................                  11,618,529
                                                                                                                   -------------
   TOTAL INVESTMENTS (COST $185,277,313) 101.1%....................................................                 236,277,339
   OTHER ASSETS, LESS LIABILITIES (1.1)% ..........................................................                  (2,619,883)
                                                                                                                   -------------
   NET ASSETS 100.0% ..............................................................................                $233,657,456
                                                                                                                   =============

See Selected Portfolio Abbreviation on page 94.

a A portion or all of the security is on loan as of October 31, 2007. See Note 1(e).

b Non-income producing for the twelve months ended October 31, 2007.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

d See Note 1(e) regarding securities on loan.

e The rate shown is the annualized seven-day yield at period end.


70 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICROCAP VALUE FUND

                                                -----------------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
CLASS A                                                2007            2006            2005            2004            2003
                                                -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     41.32     $     38.15     $     34.48     $     30.41     $     24.09
                                                -----------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ...........          0.39            0.48            0.18            0.05           (0.04)
   Net realized and unrealized
      gains (losses) ........................          5.10            5.73            5.32            4.65            7.80
                                                -----------------------------------------------------------------------------
Total from investment operations ............          5.49            6.21            5.50            4.70            7.76
                                                -----------------------------------------------------------------------------
Less distributions from:
   Net investment income ....................         (0.57)          (0.19)          (0.05)             --              --
   Net realized gains .......................         (2.22)          (2.85)          (1.78)          (0.63)          (1.44)
                                                -----------------------------------------------------------------------------
Total distributions .........................         (2.79)          (3.04)          (1.83)          (0.63)          (1.44)
                                                -----------------------------------------------------------------------------
Redemption fees .............................            -- d            -- d            -- d            -- d            --
                                                -----------------------------------------------------------------------------
Net asset value, end of year ................   $     44.02     $     41.32     $     38.15     $     34.48     $     30.41
                                                =============================================================================

Total return c ..............................         13.73%          17.25%          16.45%          15.64%          33.90%

RATIOS TO AVERAGE NET ASSETS
Expenses ....................................          1.08% e         1.11% e         1.10% e         1.12% e         1.23%
Net investment income (loss) ................          0.89%           1.22%           0.48%           0.13%          (0.16)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   467,995     $   473,837     $   443,037     $   418,464     $   310,995
Portfolio turnover rate .....................          9.95%           6.47%          13.86%          11.38%          13.35%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 71

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICROCAP VALUE FUND

                                                     ---------------------------
                                                            YEAR ENDED
                                                            OCTOBER 31,
ADVISOR CLASS                                             2007         2006 f
                                                     ---------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................  $   41.43     $  38.28
                                                     ---------------------------
Income from investment operations a:
   Net investment income b ........................       0.49         0.61
   Net realized and unrealized gains (losses) .....       5.11         5.58
                                                     ---------------------------
Total from investment operations ..................       5.60         6.19
                                                     ---------------------------
Less distributions from:
   Net investment income ..........................      (0.67)       (0.19)
   Net realized gains .............................      (2.22)       (2.85)
                                                     ---------------------------
Total distributions ...............................      (2.89)       (3.04)
                                                     ---------------------------
Redemption fees ...................................         -- c         -- c
                                                     ---------------------------
Net asset value, end of year ......................  $   44.14     $  41.43
                                                     ===========================

Total return ......................................      13.99%       17.56%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................       0.84%d       0.87% d,e
Net investment income .............................       1.13%        1.46% e

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................  $  32,796     $  6,298
Portfolio turnover rate ...........................       9.95%        6.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Benefit of expense reduction rounds to less than 0.01%.

e Annualized.

f For the period November 1, 2005 (effective date) to October 31, 2006.


72 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
        FRANKLIN MICROCAP VALUE FUND                                                                        SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS 82.7%
        COMMON STOCKS 79.3%
        AUTOMOBILES & COMPONENTS 0.4%
      a National R.V. Holdings Inc. ...................................................................     295,000   $     129,800
    a,b Proliance International Inc. ..................................................................     823,800       2,067,738
                                                                                                                      --------------
                                                                                                                          2,197,538
                                                                                                                      --------------
        BANKS 3.5%
        Beverly Hills Bancorp Inc. ....................................................................     866,488       5,432,880
      a BFC Financial Corp., A ........................................................................   1,000,000       2,120,000
a,b,c,d Black River BancVenture Inc. ..................................................................     495,000       4,455,000
        First Defiance Financial Corp. ................................................................     235,000       5,550,700
                                                                                                                      --------------
                                                                                                                         17,558,580
                                                                                                                      --------------
        CAPITAL GOODS 15.2%
        Alamo Group Inc. ..............................................................................     105,000       2,276,400
        Burnham Holdings Inc., A ......................................................................     150,700       2,298,175
      e CIRCOR International Inc. .....................................................................     230,000      11,552,900
      b Espey Manufacturing & Electronics Corp. .......................................................     156,000       3,541,200
    a,e Gehl Co. ......................................................................................     300,000       5,739,000
        Gibraltar Industries Inc. .....................................................................     356,099       6,416,904
      b Hardinge Inc. .................................................................................     652,500      21,095,325
      e Insteel Industries Inc. .......................................................................     124,560       1,444,896
    a,e Ladish Co. Inc. ...............................................................................      30,000       1,376,700
      a Northwest Pipe Co. ............................................................................     310,000      11,445,200
        Smith Investment Co. ..........................................................................      44,600       3,066,250
      a Sparton Corp. .................................................................................     275,000       1,391,500
      a Tecumseh Products Co., A ......................................................................     230,000       4,156,100
      a Tecumseh Products Co., B ......................................................................      12,799         207,472
                                                                                                                      --------------
                                                                                                                         76,008,022
                                                                                                                      --------------
        COMMERCIAL SERVICES & SUPPLIES 7.7%
        Courier Corp ..................................................................................     200,000       7,558,000
        Ecology and Environment Inc., A ...............................................................     212,100       2,587,620
      a Exponent Inc. .................................................................................     123,000       3,715,830
      e Healthcare Services Group Inc. ................................................................     585,900      12,866,364
    a,e Layne Christensen Co. .........................................................................     132,000       7,516,080
    a,b Nashua Corp. ..................................................................................     357,930       4,363,167
                                                                                                                      --------------
                                                                                                                         38,607,061
                                                                                                                      --------------
        CONSUMER DURABLES & APPAREL 6.2%
        Bassett Furniture Industries Inc. .............................................................     133,100       1,412,191
      a Cavalier Homes Inc. ...........................................................................     432,000         907,200
      a Chromcraft Revington Inc. .....................................................................     200,000       1,030,000
      b Cobra Electronics Corp. .......................................................................     376,300       2,318,008
      b Delta Apparel Inc. ............................................................................     680,000      11,084,000
      a The Dixie Group Inc. ..........................................................................     405,000       3,969,000
        Flexsteel Industries Inc. .....................................................................     225,000       3,172,500
      a P & F Industries Inc., A ......................................................................      15,000         175,050
    a,b Rockford Corp. ................................................................................     575,000       1,207,500
      b Tandy Brands Accessories Inc. .................................................................     540,000       5,756,400
                                                                                                                      --------------
                                                                                                                         31,031,849
                                                                                                                      --------------


                                                              Annual Report | 73

Franklin Value Investors Trust

------------------------------------------------------------------------------------------------------------------------------------
        FRANKLIN MICROCAP VALUE FUND                                                                        SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS (CONTINUED)
        DIVERSIFIED FINANCIALS 1.3%
        Kohlberg Capital Corp. ........................................................................     500,000   $   6,440,000
                                                                                                                      --------------
        ENERGY 2.9%
      a PHI Inc. ......................................................................................      17,600         595,584
    a,e PHI Inc., non-voting ..........................................................................     394,499      13,649,665
                                                                                                                      --------------
                                                                                                                         14,245,249
                                                                                                                      --------------
        FOOD & STAPLES RETAILING 2.3%
        Village Super Market Inc., A ..................................................................     214,000      11,682,260
                                                                                                                      --------------
        FOOD, BEVERAGE & TOBACCO 9.9%
      a Alliance One International Inc. ...............................................................   1,167,000       7,620,510
      a Griffin Land & Nurseries Inc. .................................................................     173,000       6,505,665
      a John B. Sanfilippo & Son Inc. .................................................................     195,000       1,667,250
    a,b Omega Protein Corp. ...........................................................................   1,000,000      10,000,000
      a Seneca Foods Corp., A .........................................................................     256,600       6,953,860
      a Seneca Foods Corp., B .........................................................................     121,500       3,258,630
      a Smithfield Foods Inc. .........................................................................     474,600      13,606,782
                                                                                                                      --------------
                                                                                                                         49,612,697
                                                                                                                      --------------
        INSURANCE 4.6%
    a,b ACMAT Corp., A ................................................................................     392,800       9,957,480
        Baldwin & Lyons Inc., B .......................................................................     228,264       6,019,322
        Mercer Insurance Group Inc. ...................................................................      25,000         457,250
        Safety Insurance Group Inc. ...................................................................      51,000       1,833,960
      a United America Indemnity Ltd. .................................................................     217,168       4,788,554
                                                                                                                      --------------
                                                                                                                         23,056,566
                                                                                                                      --------------
        MATERIALS 8.7%
    a,b American Pacific Corp. ........................................................................     676,300      12,694,151
        Central Steel and Wire Co. ....................................................................       6,905       4,346,048
    a,b Continental Materials Corp. ...................................................................     109,000       3,171,900
      a Intertape Polymer Group Inc. (Canada) .........................................................     250,000         860,000
      a Mercer International Inc. (Germany) ...........................................................     761,400       7,157,160
        The Monarch Cement Co. ........................................................................      42,444       1,220,265
      a RTI International Metals Inc. .................................................................     166,000      12,977,880
        Schweitzer-Mauduit International Inc. .........................................................      34,724         972,967
                                                                                                                      --------------
                                                                                                                         43,400,371
                                                                                                                      --------------
        REAL ESTATE 2.6%
        Arbor Realty Trust Inc. .......................................................................     270,000       5,097,600
        Bresler & Reiner Inc. .........................................................................     205,000       7,585,000
  a,c,d LandCo Real Estate LLC, Liquidating Trust .....................................................      94,800         240,792
                                                                                                                      --------------
                                                                                                                         12,923,392
                                                                                                                      --------------


74 | Annual Report

Franklin Value Investors Trust

------------------------------------------------------------------------------------------------------------------------------------
        FRANKLIN MICROCAP VALUE FUND                                                                        SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS (CONTINUED)
        RETAILING 4.5%
        Brown Shoe Co. Inc. ...........................................................................     282,481   $   5,762,612
        The Coast Distribution System Inc. ............................................................      66,800         395,456
    a,b Duckwall-ALCO Stores Inc. .....................................................................     227,500       8,310,575
      e Handleman Co. .................................................................................     820,000       1,927,000
        Haverty Furniture Cos. Inc. ...................................................................     387,000       3,289,500
    a,b S&K Famous Brands Inc. ........................................................................     255,500       2,938,250
                                                                                                                      --------------
                                                                                                                         22,623,393
                                                                                                                      --------------
        TECHNOLOGY HARDWARE & EQUIPMENT 1.8%
a,c,d,f Allen Organ Co., Contingent Distribution ......................................................      94,800       1,496,892
    a,b GTSI Corp. ....................................................................................     488,140       5,428,117
        Printronix Inc. ...............................................................................     130,000       2,050,100
                                                                                                                      --------------
                                                                                                                          8,975,109
                                                                                                                      --------------
        TELECOMMUNICATION SERVICES 3.6%
        Atlantic Tele-Network Inc. ....................................................................     490,000      17,595,900
        North State Telecommunications Corp., B .......................................................       7,400         577,200
                                                                                                                      --------------
                                                                                                                         18,173,100
                                                                                                                      --------------
        TRANSPORTATION 3.7%
    a,b International Shipholding Corp. ...............................................................     474,800      10,303,160
      a P.A.M. Transportation Services Inc. ...........................................................     260,000       4,331,600
        Providence and Worcester Railroad Co. .........................................................     205,000       3,905,250
                                                                                                                      --------------
                                                                                                                         18,540,010
                                                                                                                      --------------
        UTILITIES 0.4%
      a Maine & Maritimes Corp. .......................................................................      28,300         860,603
      a SEMCO Energy Inc. .............................................................................     130,000       1,055,600
                                                                                                                      --------------
                                                                                                                          1,916,203
                                                                                                                      --------------
        TOTAL COMMON STOCKS (COST $215,606,641) .......................................................                 396,991,400
                                                                                                                      --------------
        CONVERTIBLE PREFERRED STOCKS 1.6%
        FOOD, BEVERAGE & TOBACCO 1.6%
      a Seneca Foods Corp., cvt., participating pfd. ..................................................     200,000       5,420,000
      a Seneca Foods Corp., cvt., participating pfd., Series 2003 .....................................     100,000       2,710,000
                                                                                                                      --------------
        TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,905,000) ..........................................                   8,130,000
                                                                                                                      --------------

                                                                                                   ------------------
                                                                                                    PRINCIPAL AMOUNT
                                                                                                   ------------------
        CONVERTIBLE BONDS (COST $7,000,000) 1.8%
        MATERIALS 1.8%
      g Mercer International Inc., cvt., senior sub. note, 144A, 8.50%, 10/15/10 (Germany) .....       $  7,000,000       9,205,000
                                                                                                                      --------------
        TOTAL LONG TERM INVESTMENTS (COST $227,511,641) ........................................                        414,326,400
                                                                                                                      --------------


                                                              Annual Report | 75

Franklin Value Investors Trust

------------------------------------------------------------------------------------------------------------------------------------
        FRANKLIN MICROCAP VALUE FUND                                                                       SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
        SHORT TERM INVESTMENTS 19.5%
        MONEY MARKET FUND (COST $87,291,738) 17.5%
      h Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69% ..........................  87,291,738   $  87,291,738
                                                                                                                      --------------
      i INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 2.0%
        MONEY MARKET FUND (COST $10,132,285) 2.0%
      j Bank of New York Institutional Cash Reserve Fund, 5.14% .......................................  10,132,285      10,132,285
                                                                                                                      --------------
        TOTAL INVESTMENTS (COST $324,935,664) 102.2% ..................................................                 511,750,423
        OTHER ASSETS, LESS LIABILITIES (2.2)% .........................................................                 (10,959,567)
                                                                                                                      --------------
        NET ASSETS 100.0% .............................................................................               $ 500,790,856
                                                                                                                      ==============

a Non-income producing for the twelve months ended October 31, 2007.

b See Note 9 regarding holdings of 5% voting securities.

c Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2007, the aggregate value of these securities was $6,192,684, representing 1.24% of net assets.

d See Note 8 regarding restricted securities.

e A portion or all of the security is on loan as of October 31, 2007. See Note 1(e).

f Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

g Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2007, the value of this security was $9,205,000, representing 1.84% of net assets.

h See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

i See Note 1(e) regarding securities on loan.

j The rate shown is the annualized seven-day yield at period end.


76 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MIDCAP VALUE FUND

                                                            ---------------------------------------------
                                                                   YEAR ENDED             PERIOD ENDED
                                                                   OCTOBER 31,             OCTOBER 31,
CLASS A                                                           2007           2006         2005 h
                                                            ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $    11.37     $     9.80     $      10.00
                                                            ---------------------------------------------
Income from investment operations a:
   Net investment income b ..............................         0.27 e         0.04             0.01
   Net realized and unrealized gains (losses) ...........         0.63           1.59            (0.21)
                                                            ---------------------------------------------
Total from investment operations ........................         0.90           1.63            (0.20)
                                                            ---------------------------------------------
Less distributions from:
   Net investment income ................................        (0.20)         (0.06)              --
   Net realized gains ...................................        (0.15)            --               --
                                                            ---------------------------------------------
Total distributions .....................................        (0.35)         (0.06)              --
                                                            ---------------------------------------------
Redemption fees .........................................           -- f           -- f             -- f
                                                            ---------------------------------------------
Net asset value, end of year ............................   $    11.92     $    11.37     $       9.80
                                                            =============================================

Total return c ..........................................         8.01%         16.70%           (2.00)%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .......         1.65%          1.97%            2.57%
Expenses net of waiver and payments by affiliates .......         1.40% g        1.40% g          1.40%
Net investment income ...................................         2.26% e        0.38%            0.37%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $   72,497     $   42,677     $     11,804
Portfolio turnover rate .................................        12.39%         10.96%              --%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or the contingent deferred sales charge, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.18%.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.

h For the period July 1, 2005 (commencement of operations) to October 31, 2005.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 77

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                            --------------------------------------------
                                                                   YEAR ENDED             PERIOD ENDED
                                                                   OCTOBER 31,            OCTOBER 31,
CLASS C                                                           2007           2006        2005 h
                                                            --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $    11.29     $     9.78     $      10.00
                                                            --------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .......................         0.20 e        (0.03)           (0.01)
   Net realized and unrealized gains (losses) ...........         0.61           1.59            (0.21)
                                                            --------------------------------------------
Total from investment operations ........................         0.81           1.56            (0.22)
                                                            --------------------------------------------
Less distributions from:
   Net investment income ................................        (0.14)         (0.05)              --
   Net realized gains ...................................        (0.15)            --               --
                                                            --------------------------------------------
Total distributions .....................................        (0.29)         (0.05)              --
                                                            --------------------------------------------
Redemption fees .........................................           -- f           -- f             -- f
                                                            --------------------------------------------
Net asset value, end of year ............................   $    11.81     $    11.29     $       9.78
                                                            ============================================

Total return c ..........................................         7.27%         15.95%           (2.20)%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .......         2.30%          2.60%            3.22%
Expenses net of waiver and payments by affiliates .......         2.05% g        2.03% g          2.05%
Net investment income (loss) ............................         1.61% e       (0.25)%          (0.28)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $   15,103     $    9,406     $      3,275
Portfolio turnover rate .................................        12.39%         10.96%              --%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or the contingent deferred sales charge, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.

h For the period July 1, 2005 (commencement of operations) to October 31, 2005.


78 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                            ---------------------------------------------
                                                                   YEAR ENDED             PERIOD ENDED
                                                                   OCTOBER 31,             OCTOBER 31,
CLASS R                                                           2007           2006         2005 h
                                                            ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $    11.35     $     9.80     $      10.00
                                                            ---------------------------------------------
Income from investment operations a:
   Net investment income b ..............................         0.27 e         0.02             0.01
   Net realized and unrealized gains (losses) ...........         0.61           1.59            (0.21)
                                                            ---------------------------------------------
Total from investment operations ........................         0.88           1.61            (0.20)
                                                            ---------------------------------------------
Less distributions from:
   Net investment income ................................        (0.21)         (0.06)              --
   Net realized gains ...................................        (0.15)            --               --
                                                            ---------------------------------------------
Total distributions .....................................        (0.36)         (0.06)              --
                                                            ---------------------------------------------
Redemption fees .........................................           -- f           -- f             -- f
                                                            ---------------------------------------------
Net asset value, end of year ............................   $    11.87     $    11.35     $       9.80
                                                            =============================================

Total return c ..........................................         7.85%         16.47%           (2.00)%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .......         1.80%          2.12%            2.72%
Expenses net of waiver and payments by affiliates .......         1.55% g        1.55% g          1.55%
Net investment income ...................................         2.11% e        0.23%            0.22%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $      690     $      133     $         36
Portfolio turnover rate .................................        12.39%         10.96%              --%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or the contingent deferred sales charge, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.

h For the period July 1, 2005 (commencement of operations) to October 31, 2005.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 79

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                            ---------------------------------------------
                                                                    YEAR ENDED            PERIOD ENDED
                                                                    OCTOBER 31,           OCTOBER 31,
ADVISOR CLASS                                                     2007            2006        2005 h
                                                            ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $    11.42     $     9.81     $      10.00
                                                            ---------------------------------------------
Income from investment operations a:
   Net investment income b ..............................         0.33 e         0.08             0.03
   Net realized and unrealized gains (losses) ...........         0.62           1.60            (0.22)
                                                            ---------------------------------------------
Total from investment operations ........................         0.95           1.68            (0.19)
                                                            ---------------------------------------------
Less distributions from:
   Net investment income ................................        (0.23)         (0.07)              --
   Net realized gains ...................................        (0.15)            --               --
                                                            ---------------------------------------------
Total distributions .....................................        (0.38)         (0.07)              --
                                                            ---------------------------------------------
Redemption fees .........................................           -- f           -- f             -- f
                                                            ---------------------------------------------
Net asset value, end of year ............................   $    11.99     $    11.42     $       9.81
                                                            =============================================

Total return c ..........................................         8.42%         17.18%           (1.90)%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates .......         1.30%          1.62%            2.22%
Expenses net of waiver and payments by affiliates .......         1.05% g        1.05% g          1.05%
Net investment income ...................................         2.61%e         0.73%            0.72%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $    1,136     $      777     $        434
Portfolio turnover rate .................................        12.39%         10.96%              --%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.

f Amount rounds to less than $0.01 per share.

g Benefit of expense reduction rounds to less than 0.01%.

h For the period July 1, 2005 (commencement of operations) to October 31, 2005.


80 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

----------------------------------------------------------------------------------------------------------------
        FRANKLIN MIDCAP VALUE FUND                                                       SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
        COMMON STOCKS 93.5%
        AUTOMOBILES & COMPONENTS 2.7%
        Autoliv Inc. (Sweden) .....................................................      38,400   $   2,426,112
                                                                                                  --------------
        BANKS 2.1%
        MGIC Investment Corp. .....................................................      22,500         435,600
        The PMI Group Inc. ........................................................      23,200         371,896
        PNC Financial Services Group Inc. .........................................       9,727         701,900
        Radian Group Inc. .........................................................      30,700         386,513
                                                                                                  --------------
                                                                                                      1,895,909
                                                                                                  --------------
        CAPITAL GOODS 13.8%
        Carlisle Cos. Inc. ........................................................      48,700       1,921,215
        Dover Corp. ...............................................................      37,200       1,711,200
        Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) ................      50,300       2,453,131
        Graco Inc. ................................................................      34,700       1,365,792
        Oshkosh Truck Corp. .......................................................      43,300       2,346,860
        Roper Industries Inc. .....................................................      28,500       2,018,085
        W.W. Grainger Inc. ........................................................       5,700         512,544
                                                                                                  --------------
                                                                                                     12,328,827
                                                                                                  --------------
        CONSUMER DURABLES & APPAREL 7.9%
        Fortune Brands Inc. .......................................................      38,800       3,250,276
        Hasbro Inc. ...............................................................      32,800         979,080
        Leggett & Platt Inc. ......................................................      46,500         903,495
        Lennar Corp., A ...........................................................       6,300         143,955
        M.D.C. Holdings Inc. ......................................................      27,800       1,126,178
        Pulte Homes Inc. ..........................................................      26,700         396,228
    a,b Timberland Co., A .........................................................      13,500         263,385
                                                                                                  --------------
                                                                                                      7,062,597
                                                                                                  --------------
        DIVERSIFIED FINANCIALS 4.4%
        CIT Group Inc. ............................................................      52,100       1,836,004
        KKR Private Equity Investors LP (Guernsey Islands) ........................     109,200       2,140,320
                                                                                                  --------------
                                                                                                      3,976,324
                                                                                                  --------------
        ENERGY 14.1%
        Chesapeake Energy Corp. ...................................................      56,900       2,246,412
        ENSCO International Inc. ..................................................      35,200       1,953,248
      a Helix Energy Solutions Group Inc. .........................................      39,695       1,835,894
        Overseas Shipholding Group Inc. ...........................................      30,300       2,254,320
        Peabody Energy Corp. ......................................................      54,900       2,865,505
        Pioneer Natural Resources Co. .............................................       7,100         362,242
        Teekay Corp. (Bahamas) ....................................................      19,100       1,068,645
                                                                                                  --------------
                                                                                                     12,586,266
                                                                                                  --------------
        FOOD, BEVERAGE & TOBACCO 7.1%
        Bunge Ltd. ................................................................       5,794         667,411
        Dean Foods Co. ............................................................      70,100       1,946,677
        The Hershey Co. ...........................................................      36,093       1,555,969
        McCormick & Co. Inc. ......................................................      62,800       2,199,884
                                                                                                  --------------
                                                                                                      6,369,941
                                                                                                  --------------


                                                              Annual Report | 81

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------------------
        FRANKLIN MIDCAP VALUE FUND                                                       SHARES        VALUE
----------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        HEALTH CARE EQUIPMENT & SERVICES 3.5%
        Hillenbrand Industries Inc. ...............................................      42,300   $   2,335,806
      a LifePoint Hospitals Inc. ..................................................      26,100         796,572
                                                                                                  --------------
                                                                                                      3,132,378
                                                                                                  --------------
        HOUSEHOLD & PERSONAL PRODUCTS 0.9%
        Alberto-Culver Co. ........................................................      32,200         836,878
                                                                                                  --------------
        INSURANCE 5.3%
        American National Insurance Co. ...........................................       2,100         271,530
        Arthur J. Gallagher & Co. .................................................      14,200         377,862
        Cincinnati Financial Corp. ................................................      21,800         867,204
        Erie Indemnity Co., A .....................................................      31,000       1,763,900
        Mercury General Corp. .....................................................       3,600         184,716
        Montpelier Re Holdings Ltd. (Bermuda) .....................................       8,000         143,200
        Old Republic International Corp. ..........................................      41,575         637,345
        Protective Life Corp. .....................................................      11,000         471,570
                                                                                                  --------------
                                                                                                      4,717,327
                                                                                                  --------------
        MATERIALS 10.9%
        Airgas Inc. ...............................................................      31,600       1,594,852
        Bemis Co. Inc. ............................................................      45,400       1,278,464
        Cabot Corp. ...............................................................      11,800         413,118
        Celanese Corp., A .........................................................      73,300       3,075,668
        MeadWestvaco Corp. ........................................................      35,700       1,200,948
        Nucor Corp. ...............................................................       5,600         347,312
        Sigma-Aldrich Corp. .......................................................      25,100       1,296,917
        United States Steel Corp. .................................................       5,400         582,660
                                                                                                  --------------
                                                                                                      9,789,939
                                                                                                  --------------
        PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 4.0%
      a Endo Pharmaceuticals Holdings Inc. ........................................      41,600       1,218,880
        Pharmaceutical Product Development Inc. ...................................      41,400       1,748,736
      a Watson Pharmaceuticals Inc. .......................... ....................      19,400         592,864
                                                                                                  --------------
                                                                                                      3,560,480
                                                                                                  --------------
        RETAILING 1.9%
        Family Dollar Stores Inc. .................................................      20,600         522,210
        J.C. Penney Co. Inc. ......................................................      15,100         849,224
        Sally Beauty Holdings Inc. ................................................      32,200         297,850
                                                                                                  --------------
                                                                                                      1,669,284
                                                                                                  --------------
        SOFTWARE & SERVICES 2.8%
      a SAIC Inc. .................................................................     125,300       2,469,663
                                                                                                  --------------
        TRANSPORTATION 4.9%
        J.B. Hunt Transport Services Inc. .........................................      59,000       1,635,480
        Southwest Airlines Co. ....................................................     192,000       2,728,320
                                                                                                  --------------
                                                                                                      4,363,800
                                                                                                  --------------


82 | Annual Report

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------------------
        FRANKLIN MIDCAP VALUE FUND                                                      SHARES        VALUE
----------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        UTILITIES 7.2%
        Atmos Energy Corp. ........................................................      95,100   $   2,667,555
        DTE Energy Co. ............................................................      62,800       3,114,880
        Northeast Utilities .......................................................      22,600         696,758
                                                                                                  --------------
                                                                                                      6,479,193
                                                                                                  --------------
        TOTAL COMMON STOCKS (COST $79,164,954) ....................................                  83,664,918
                                                                                                  --------------
        SHORT TERM INVESTMENTS 6.3%
        MONEY MARKET FUND (COST $5,421,669) 6.1%
      c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69% ......   5,421,669       5,421,669
                                                                                                  --------------
      d INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.2%
        MONEY MARKET FUND (COST $200,085) 0.2%
      e Bank of New York Institutional Cash Reserve Fund, 5.14% ...................     200,085         200,085
                                                                                                  --------------
        TOTAL SHORT TERM INVESTMENTS (COST $5,621,754) ............................                   5,621,754
                                                                                                  --------------
        TOTAL INVESTMENTS (COST $84,786,708) 99.8% ................................                  89,286,672
        OTHER ASSETS, LESS LIABILITIES 0.2% .......................................                     138,912
                                                                                                  --------------
        NET ASSETS 100.0% .........................................................               $  89,425,584
                                                                                                  ==============

See Selected Portfolio Abbreviations on page 94.

a Non-income producing for the twelve months ended October 31, 2007.

b A portion or all of the security is on loan as of October 31, 2007. See Note 1(e).

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

d See Note 1(e) regarding securities on loan.

e The rate shown is the annualized seven-day yield at period end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 83

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP VALUE FUND

                                                      -------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
CLASS A                                                    2007          2006          2005          2004          2003
                                                      -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $   45.27     $   39.41      $  34.37     $   28.19     $   22.15
                                                      -------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................        0.29          0.17          0.15          0.30         (0.02)
   Net realized and unrealized gains (losses) .....        3.71          6.70          5.15          5.88          6.06
                                                      -------------------------------------------------------------------
Total from investment operations ..................        4.00          6.87          5.30          6.18          6.04
                                                      -------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................       (0.28)        (0.10)        (0.26)           --            --
   Net realized gains .............................       (3.05)        (0.91)           --            --            --
                                                      -------------------------------------------------------------------
Total distributions ...............................       (3.33)        (1.01)        (0.26)           --            --
                                                      -------------------------------------------------------------------
Redemption fees ...................................          -- d          -- d          -- d          -- d          --
                                                      -------------------------------------------------------------------
Net asset value, end of year ......................   $   45.94     $   45.27     $   39.41     $   34.37     $   28.19
                                                      ===================================================================

Total return c ....................................        9.15%        17.73%        15.46%        21.92%        27.27%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................        1.17% e       1.22% e       1.29% e       1.35% e       1.44%
Net investment income (loss) ......................        0.62%         0.40%         0.39%         0.95%        (0.07)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $ 849,226     $ 703,238     $ 486,563     $ 296,000     $ 200,181
Portfolio turnover rate ...........................        6.49%        17.39%        12.73%        17.38%        14.14%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


84 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                      -------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
CLASS B                                                    2007          2006          2005          2004          2003
                                                      -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $   43.43     $   38.00     $   33.20     $   27.41     $   21.67
                                                      -------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................       (0.05)        (0.12)        (0.09)         0.09         (0.17)
   Net realized and unrealized gains (losses) .....        3.57          6.46          4.97          5.70          5.91
                                                      -------------------------------------------------------------------
Total from investment operations ..................        3.52          6.34          4.88          5.79          5.74
                                                      -------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................          --            --         (0.08)           --            --
   Net realized gains .............................       (3.05)        (0.91)           --            --            --
                                                      -------------------------------------------------------------------
Total distributions ...............................       (3.05)        (0.91)        (0.08)           --            --
                                                      -------------------------------------------------------------------
Redemption fees ...................................          -- d          -- d          -- d          -- d          --
                                                      -------------------------------------------------------------------
Net asset value, end of year ......................   $   43.90     $   43.43     $   38.00     $   33.20     $   27.41
                                                      ===================================================================

Total return c ....................................        8.36%        16.98%        14.68%        21.12%        26.49%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................        1.90% e       1.90% e       1.94% e       2.00% e       2.09%
Net investment income (loss) ......................       (0.11)%       (0.28)%       (0.26)%        0.30%        (0.72)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $  71,955     $  79,482     $  76,575     $  65,551     $  47,551
Portfolio turnover rate ...........................        6.49%        17.39%        12.73%        17.38%        14.14%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 85

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                      -------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
CLASS C                                                    2007          2006          2005          2004          2003
                                                      -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $   42.99     $   37.63     $   32.86     $   27.13     $   21.46
                                                      -------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................       (0.04)        (0.11)        (0.09)         0.08         (0.17)
   Net realized and unrealized gains (losses) .....        3.52          6.38          4.92          5.65          5.84
                                                      -------------------------------------------------------------------
Total from investment operations ..................        3.48          6.27          4.83          5.73          5.67
                                                      -------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................       (0.05)           --         (0.06)           --            --
   Net realized gains .............................       (3.05)        (0.91)           --            --            --
                                                      -------------------------------------------------------------------
Total distributions ...............................       (3.10)        (0.91)        (0.06)           --            --
                                                      -------------------------------------------------------------------
Redemption fees ...................................          -- d          -- d          -- d          -- d          --
                                                      -------------------------------------------------------------------
Net asset value, end of year ......................   $   43.37     $   42.99     $   37.63     $   32.86     $   27.13
                                                      ===================================================================

Total return c ....................................        8.35%        16.96%        14.69%        21.12%        26.42%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................        1.90% e       1.90% e       1.94% e       2.00% e       2.10%
Net investment income (loss) ......................       (0.11)%       (0.28)%       (0.26)%        0.30%        (0.73)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $ 262,339     $ 240,395     $ 186,490     $ 136,805     $ 109,353
Portfolio turnover rate ...........................        6.49%        17.39%        12.73%        17.38%        14.14%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


86 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                      -------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
CLASS R                                                    2007          2006          2005          2004          2003
                                                      -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $   45.07     $   39.22     $   34.24     $   28.13     $   22.14
                                                      -------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................        0.18          0.10          0.09          0.31         (0.07)
   Net realized and unrealized gains (losses) .....        3.70          6.66          5.14          5.80          6.06
                                                      -------------------------------------------------------------------
Total from investment operations ..................        3.88          6.76          5.23          6.11          5.99
                                                      -------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................       (0.24)           -- f       (0.25)           --            --
   Net realized gains .............................       (3.05)        (0.91)           --            --            --
                                                      -------------------------------------------------------------------
Total distributions ...............................       (3.29)        (0.91)        (0.25)           --            --
                                                      -------------------------------------------------------------------
Redemption fees ...................................          -- d          -- d          -- d          -- d          --
                                                      -------------------------------------------------------------------
Net asset value, end of year ......................   $   45.66     $   45.07     $   39.22     $   34.24     $   28.13
                                                      ===================================================================

Total return c ....................................        8.89%        17.54%        15.24%        21.72%        27.06%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................        1.40% e       1.40% e       1.44% e       1.50% e       1.59%
Net investment income (loss) ......................        0.39%         0.22%         0.24%         0.80%        (0.22)%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $ 110,497     $  56,811     $  31,550     $  24,951     $   6,914
Portfolio turnover rate ...........................        6.49%        17.39%        12.73%        17.38%        14.14%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Includes a dividend distribution in the amount of $0.0025.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 87

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                      ------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                              2007          2006          2005          2004          2003
                                                      ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $   46.46     $   40.42     $   35.21     $   28.78     $   22.53
                                                      ------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .................        0.43          0.32          0.29          0.44          0.07
   Net realized and unrealized gains (losses) .....        3.80          6.86          5.28          5.99          6.18
                                                      ------------------------------------------------------------------
Total from investment operations ..................        4.23          7.18          5.57          6.43          6.25
                                                      ------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................       (0.38)        (0.23)        (0.36)           --            --
   Net realized gains .............................       (3.05)        (0.91)           --            --            --
                                                      ------------------------------------------------------------------
Total distributions ...............................       (3.43)        (1.14)        (0.36)           --            --
                                                      ------------------------------------------------------------------
Redemption fees ...................................          -- d          -- d          -- d          -- d          --
                                                      ------------------------------------------------------------------
Net asset value, end of year ......................   $   47.26     $   46.46     $   40.42     $   35.21     $   28.78
                                                      ==================================================================

Total return c ....................................        9.43%        18.13%        15.84%        22.34%        27.74%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................        0.90% e       0.90% e       0.94% e       1.00% e       1.09%
Net investment income .............................        0.89%         0.72%         0.74%         1.30%         0.28%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $  65,753     $  56,912     $  37,852     $  26,701     $  13,089
Portfolio turnover rate ...........................        6.49%        17.39%        12.73%        17.38%        14.14%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


88 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

-------------------------------------------------------------------------------------------------------------
     FRANKLIN SMALL CAP VALUE FUND                                                  SHARES        VALUE
-------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 97.7%
     COMMON STOCKS 97.6%
     AUTOMOBILES & COMPONENTS 4.0%
     Gentex Corp. ..........................................................        188,700   $    3,921,186
     Monaco Coach Corp. ....................................................        787,500        9,135,000
   a Superior Industries International Inc. ................................        370,000        7,477,700
     Thor Industries Inc. ..................................................        418,500       20,088,000
     Winnebago Industries Inc. .............................................        560,000       14,436,800
                                                                                              ---------------
                                                                                                  55,058,686
                                                                                              ---------------
     BANKS 3.2%
     Chemical Financial Corp. ..............................................        469,355       11,733,875
   a Corus Bankshares Inc. .................................................        419,900        4,627,298
     First Indiana Corp. ...................................................        118,750        3,776,250
     Peoples Bancorp Inc. ..................................................        194,700        4,861,659
     The PMI Group Inc. ....................................................        180,000        2,885,400
   a TrustCo Bank Corp. NY .................................................      1,520,000       16,020,800
                                                                                              ---------------
                                                                                                  43,905,282
                                                                                              ---------------
     CAPITAL GOODS 21.5%
     A.O. Smith Corp. ......................................................        115,500        4,318,545
   a American Woodmark Corp. ...............................................        312,300        7,919,928
     Apogee Enterprises Inc. ...............................................        783,000       18,423,990
     Applied Industrial Technologies Inc. ..................................         60,300        2,137,635
   b Astec Industries Inc. .................................................         70,100        3,176,932
     Baldor Electric Co. ...................................................            500           20,160
     Brady Corp., A ........................................................        500,000       18,450,000
     Briggs & Stratton Corp. ...............................................        356,500        8,024,815
     Carlisle Cos. Inc. ....................................................        219,600        8,663,220
     CIRCOR International Inc. .............................................        254,300       12,773,489
     CNH Global NV (Netherlands) ...........................................        107,000        7,017,060
   b EMCOR Group Inc. ......................................................        181,200        6,238,716
   a Franklin Electric Co. Inc. ............................................        256,300       11,166,991
   b Genlyte Group Inc. ....................................................        120,000        7,812,000
     Gibraltar Industries Inc. .............................................      1,041,500       18,767,830
     Graco Inc. ............................................................        395,300       15,559,008
     Kennametal Inc. .......................................................        215,000       19,610,150
     Mueller Industries Inc. ...............................................        548,900       19,738,444
     Nordson Corp. .........................................................        135,700        7,259,950
   b Powell Industries Inc. ................................................        107,900        4,541,511
     Roper Industries Inc. .................................................        300,000       21,243,000
   a Simpson Manufacturing Co. Inc. ........................................        223,000        6,687,770
     Teleflex Inc. .........................................................        174,500       12,775,145
     Timken Co. ............................................................         69,600        2,314,896
     Trinity Industries Inc. ...............................................        241,000        8,709,740
     Universal Forest Products Inc. ........................................        501,000       17,940,810
     Wabash National Corp. .................................................      1,158,500       11,758,775
   a Watts Water Technologies Inc., A ......................................        337,000        9,580,910
                                                                                              ---------------
                                                                                                 292,631,420
                                                                                              ---------------


                                                              Annual Report | 89

Franklin Value Investors Trust

-------------------------------------------------------------------------------------------------------------
     FRANKLIN SMALL CAP VALUE FUND                                                  SHARES        VALUE
-------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     COMMERCIAL SERVICES & SUPPLIES 2.3%
     ABM Industries Inc. ...................................................        544,843   $   12,814,707
   a Mine Safety Appliances Co. ............................................        417,200       19,103,588
                                                                                              ---------------
                                                                                                  31,918,295
                                                                                              ---------------
     CONSUMER DURABLES & APPAREL 8.0%
     Bassett Furniture Industries Inc. .....................................        284,000        3,013,240
     Brunswick Corp. .......................................................        590,500       13,174,055
     D.R. Horton Inc. ......................................................         75,000          951,750
     Ethan Allen Interiors Inc. ............................................        347,900       10,736,194
     Hooker Furniture Corp. ................................................        615,000       13,247,100
   a La-Z-Boy Inc. .........................................................      1,077,100        8,498,319
   a M/I Homes Inc. ........................................................        577,900        9,593,140
     M.D.C. Holdings Inc. ..................................................        307,000       12,436,570
   b Russ Berrie and Co. Inc. ..............................................        544,600        9,530,500
   b Timberland Co., A .....................................................        286,500        5,589,615
   b The Warnaco Group Inc. ................................................        539,000       21,931,910
                                                                                              ---------------
                                                                                                 108,702,393
                                                                                              ---------------
     CONSUMER SERVICES 1.7%
     Bob Evans Farms Inc. ..................................................         63,400        1,786,612
     Regis Corp. ...........................................................        618,000       20,764,800
                                                                                              ---------------
                                                                                                  22,551,412
                                                                                              ---------------
     ENERGY 11.9%
     Arch Coal Inc. ........................................................        263,600       10,807,600
   b Atwood Oceanics Inc. ..................................................        105,000        8,845,200
   b Bristow Group Inc. ....................................................        317,000       15,815,130
     CONSOL Energy Inc. ....................................................        310,000       17,515,000
     ENSCO International Inc. ..............................................         69,000        3,828,810
     General Maritime Corp. ................................................         50,700        1,428,726
   b Global Industries Ltd. ................................................        216,100        5,320,382
   b Helix Energy Solutions Group Inc. .....................................        400,000       18,500,000
   b Oil States International Inc. .........................................        312,000       13,475,280
     Overseas Shipholding Group Inc. .......................................        185,000       13,764,000
     Peabody Energy Corp. ..................................................        277,200       14,468,454
     Pioneer Natural Resources Co. .........................................         90,000        4,591,800
     Rowan Cos. Inc. .......................................................        235,800        9,191,484
     Teekay Corp. (Bahamas) ................................................        225,600       12,622,320
     Tidewater Inc. ........................................................         90,000        4,920,300
   b Unit Corp. ............................................................        135,000        6,448,950
                                                                                              ---------------
                                                                                                 161,543,436
                                                                                              ---------------
     FOOD & STAPLES RETAILING 1.3%
     Casey's General Stores Inc. ...........................................        628,500       17,912,250
                                                                                              ---------------
     FOOD, BEVERAGE & TOBACCO 0.9%
   b Alliance One International Inc. .......................................        221,700        1,447,701
     Bunge Ltd. ............................................................         75,500        8,696,845
     Lancaster Colony Corp. ................................................         60,000        2,410,200
                                                                                              ---------------
                                                                                                  12,554,746
                                                                                              ---------------


90 | Annual Report

Franklin Value Investors Trust

-------------------------------------------------------------------------------------------------------------
     FRANKLIN SMALL CAP VALUE FUND                                                  SHARES        VALUE
-------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     HEALTH CARE EQUIPMENT & SERVICES 2.1%
     Hillenbrand Industries Inc. ...........................................        126,800   $    7,001,896
     STERIS Corp. ..........................................................        401,600       11,662,464
     West Pharmaceutical Services Inc. .....................................        226,700        9,371,778
                                                                                              ---------------
                                                                                                  28,036,138
                                                                                              ---------------
     INSURANCE 9.4%
     American National Insurance Co. .......................................         56,800        7,344,240
   a Arthur J. Gallagher & Co. .............................................        310,000        8,249,100
     Aspen Insurance Holdings Ltd. .........................................        780,000       21,340,800
     Erie Indemnity Co., A .................................................          3,400          193,460
     IPC Holdings Ltd. .....................................................        582,000       17,407,620
     Montpelier Re Holdings Ltd. (Bermuda) .................................        935,000       16,736,500
     Old Republic International Corp. ......................................        422,100        6,470,793
     Presidential Life Corp. ...............................................         65,000        1,144,650
     Protective Life Corp. .................................................        325,000       13,932,750
     RLI Corp. .............................................................        162,100        9,429,357
   a Security Capital Assurance Ltd. .......................................        965,000       12,660,800
     StanCorp Financial Group Inc. .........................................        225,000       12,404,250
                                                                                              ---------------
                                                                                                 127,314,320
                                                                                              ---------------
     MATERIALS 14.3%
   a AbitibiBowater Inc. ...................................................        245,284        8,403,430
     Airgas Inc. ...........................................................        295,600       14,918,932
     AptarGroup Inc. .......................................................        324,000       14,482,800
     Bemis Co. Inc. ........................................................        189,000        5,322,240
     Cabot Corp. ...........................................................        283,200        9,914,832
   a Gerdau Ameristeel Corp. (Canada) ......................................      1,399,600       18,978,576
     Glatfelter ............................................................        772,000       12,406,040
   b Mercer International Inc. (Germany) ...................................        465,000        4,371,000
     Reliance Steel & Aluminum Co. .........................................        399,400       23,304,990
     RPM International Inc. ................................................        692,400       14,838,132
     Steel Dynamics Inc. ...................................................        774,400       41,213,568
     United States Steel Corp. .............................................         99,000       10,682,100
     Westlake Chemical Corp. ...............................................        610,300       14,976,762
                                                                                              ---------------
                                                                                                 193,813,402
                                                                                              ---------------
     PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.5%
   b Adams Respiratory Therapeutics Inc. ...................................         12,600          553,644
     Pharmaceutical Product Development Inc. ...............................        141,500        5,976,960
                                                                                              ---------------
                                                                                                   6,530,604
                                                                                              ---------------
     REAL ESTATE 0.4%
   a Arbor Realty Trust Inc. ...............................................        253,500        4,786,080
                                                                                              ---------------
     RETAILING 6.1%
     Brown Shoe Co. Inc. ...................................................        811,450       16,553,580
     Christopher & Banks Corp. .............................................        792,900       10,878,588
   a Dillard's Inc., A .....................................................         45,400        1,045,562
     Fred's Inc. ...........................................................        627,600        6,652,560


                                                              Annual Report | 91

Franklin Value Investors Trust

-------------------------------------------------------------------------------------------------------------
     FRANKLIN SMALL CAP VALUE FUND                                                  SHARES        VALUE
-------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     RETAILING (CONTINUED)
     Group 1 Automotive Inc. ...............................................         86,500   $    2,685,825
   b Gymboree Corp. ........................................................        149,500        5,087,485
   b Hot Topic Inc. ........................................................        574,300        4,399,138
     The Men's Wearhouse Inc. ..............................................        168,000        7,099,680
 a,b Pier 1 Imports Inc. ...................................................      1,223,039        6,225,269
   a Tuesday Morning Corp. .................................................        993,360        7,569,403
   b West Marine Inc. ......................................................        795,000        8,578,050
   b Zale Corp. ............................................................        293,600        6,189,088
                                                                                              ---------------
                                                                                                  82,964,228
                                                                                              ---------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.3%
     Cohu Inc. .............................................................        620,000       10,168,000
 a,b OmniVision Technologies Inc. ..........................................        359,800        7,969,570
                                                                                              ---------------
                                                                                                  18,137,570
                                                                                              ---------------
     TECHNOLOGY HARDWARE & EQUIPMENT 3.6%
   b Avocent Corp. .........................................................        590,000       15,947,700
   b Benchmark Electronics Inc. ............................................        568,500       11,659,935
     Diebold Inc. ..........................................................         95,000        3,974,800
   b Mettler-Toledo International Inc. (Switzerland) .......................        165,000       17,547,750
                                                                                              ---------------
                                                                                                  49,130,185
                                                                                              ---------------
     TRANSPORTATION 2.8%
   b Dollar Thrifty Automotive Group Inc. ..................................        140,000        4,830,000
   b Genesee & Wyoming Inc. ................................................        487,600       14,296,432
   b Kansas City Southern ..................................................        150,500        5,822,845
     SkyWest Inc. ..........................................................        496,000       13,535,840
                                                                                              ---------------
                                                                                                  38,485,117
                                                                                              ---------------
     UTILITIES 2.3%
     Atmos Energy Corp. ....................................................        171,200        4,802,160
     Energen Corp. .........................................................        264,100       16,902,400
     Sierra Pacific Resources ..............................................        540,700        9,121,609
                                                                                              ---------------
                                                                                                  30,826,169
                                                                                              ---------------
     TOTAL COMMON STOCKS (COST $1,035,517,086) .............................                   1,326,801,733
                                                                                              ---------------

                                                                               -------------
                                                                                PRINCIPAL
                                                                                  AMOUNT
                                                                               -------------
     CORPORATE BONDS (COST $1,303,933) 0.1%
     CAPITAL GOODS 0.1%
     Mueller Industries Inc., 6.00%, 11/01/14 ..............................   $  1,319,000        1,165,666
                                                                                              ---------------
     TOTAL LONG TERM INVESTMENTS (COST $1,036,821,019) .....................                   1,327,967,399
                                                                                              ---------------


92 | Annual Report

Franklin Value Investors Trust

-------------------------------------------------------------------------------------------------------------
     FRANKLIN SMALL CAP VALUE FUND                                                SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENTS 12.3%
     MONEY MARKET FUND (COST $42,464,716) 3.1%
   c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69% ..     42,464,716   $   42,464,716
                                                                                              ---------------
   d INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 9.2%
     MONEY MARKET FUND (COST $124,973,858) 9.2%
   e Bank of New York Institutional Cash Reserve Fund, 5.14% ...............    124,973,858      124,973,858
                                                                                              ---------------
     TOTAL SHORT TERM INVESTMENTS (COST $167,438,574) ......................                     167,438,574
                                                                                              ---------------
     TOTAL INVESTMENTS (COST $1,204,259,593) 110.0% ........................                   1,495,405,973
     OTHER ASSETS, LESS LIABILITIES (10.0)% ................................                    (135,635,369)
                                                                                              ---------------
     NET ASSETS 100.0% .....................................................                  $1,359,770,604
                                                                                              ===============

a A portion or all of the security is on loan as of October 31, 2007. See Note 1(e).

b Non-income producing for the twelve months ended October 31, 2007.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

d See Note 1(e) regarding securities on loan.

e The rate shown is the annualized seven-day yield at period end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 93

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

SELECTED PORTFOLIO ABBREVIATION

ADR - American Depository Receipt


94 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2007

                                                                                  --------------------------------------------------
                                                                                     FRANKLIN          FRANKLIN         FRANKLIN
                                                                                   BALANCE SHEET       LARGE CAP        MICROCAP
                                                                                  INVESTMENT FUND      VALUE FUND      VALUE FUND
                                                                                  --------------------------------------------------
Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ..............................................   $ 2,072,255,493   $  173,658,784   $  165,358,099
     Cost - Non-controlled affiliated issuers (Note 9) ........................       252,407,110               --       62,153,542
     Cost - Sweep Money Fund (Note 7) .........................................       216,992,623        8,942,397       87,291,738
     Cost - Money Market Fund .................................................       159,855,611        2,676,132       10,132,285
     Cost - Repurchase agreements .............................................       304,094,279               --               --
                                                                                  --------------------------------------------------
     Total cost of investments ................................................   $ 3,005,605,116   $  185,277,313   $  324,935,664
                                                                                  ==================================================
     Value - Unaffiliated issuers .............................................   $ 4,157,175,171   $  224,658,810   $  295,634,429
     Value - Non-controlled affiliated issuers (Note 9) .......................       252,090,991               --      118,691,971
     Value - Sweep Money Fund (Note 7) ........................................       216,992,623        8,942,397       87,291,738
     Value - Money Market Fund ................................................       159,855,611        2,676,132       10,132,285
     Value - Repurchase agreements ............................................       304,094,279               --               --
                                                                                  --------------------------------------------------
     Total value of investments a .............................................     5,090,208,675      236,277,339      511,750,423
   Receivables:
     Investment securities sold ...............................................        20,553,827          468,640          584,198
     Capital shares sold ......................................................         1,695,477          203,507          127,294
     Dividends and interest ...................................................         2,856,566          271,947           91,492
                                                                                  --------------------------------------------------
       Total assets ...........................................................     5,115,314,545      237,221,433      512,553,407
                                                                                  --------------------------------------------------
Liabilities:
   Payables:
     Investment securities purchased ..........................................         5,441,222               --          163,803
     Capital shares redeemed ..................................................        16,270,774          419,794          820,725
     Affiliates ...............................................................         3,304,363          358,291          572,725
   Payable upon return of securities loaned ...................................       159,855,611        2,676,132       10,132,285
   Accrued expenses and other liabilities .....................................         2,761,773          109,760           73,013
                                                                                  --------------------------------------------------
       Total liabilities ......................................................       187,633,743        3,563,977       11,762,551
                                                                                  --------------------------------------------------
         Net assets, at value .................................................   $ 4,927,680,802   $  233,657,456   $  500,790,856
                                                                                  ==================================================
Net assets consist of:
   Paid-in capital ............................................................   $ 2,417,781,060   $  167,350,535   $  252,088,231
   Undistributed net investment income ........................................        34,356,150        2,019,069        3,849,999
   Net unrealized appreciation (depreciation) .................................     2,084,603,559       51,000,026      186,814,759
   Accumulated net realized gain (loss) .......................................       390,940,033       13,287,826       58,037,867
                                                                                  --------------------------------------------------
         Net assets, at value .................................................   $ 4,927,680,802   $  233,657,456   $  500,790,856
                                                                                  ==================================================

 a Includes securities loaned .................................................   $   153,493,615   $    2,576,560   $    9,940,683


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 95

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2007

                                                                                   -------------------------------------------------
                                                                                      FRANKLIN          FRANKLIN         FRANKLIN
                                                                                    BALANCE SHEET      LARGE CAP         MICROCAP
                                                                                   INVESTMENT FUND     VALUE FUND       VALUE FUND
                                                                                   -------------------------------------------------
CLASS A:
   Net assets, at value ........................................................   $ 4,228,683,152   $  151,156,080   $  467,994,837
                                                                                   =================================================
   Shares outstanding ..........................................................        60,969,351        9,024,186       10,631,068
                                                                                   =================================================
   Net asset value per share a .................................................   $         69.36   $        16.75   $        44.02
                                                                                   =================================================
   Maximum offering price per share (net asset value per share / 94.25%) .......   $         73.59   $        17.77   $        46.71
                                                                                   =================================================
CLASS B:
   Net assets, at value ........................................................   $   114,410,023   $   18,597,670               --
                                                                                   =================================================
   Shares outstanding ..........................................................         1,679,463        1,125,807               --
                                                                                   =================================================
   Net asset value and maximum offering price per share a ......................   $         68.12   $        16.52               --
                                                                                   =================================================
CLASS C:
   Net assets, at value ........................................................   $   130,471,456   $   52,710,821               --
                                                                                   =================================================
   Shares outstanding ..........................................................         1,912,438        3,192,898               --
                                                                                   =================================================
   Net asset value and maximum offering price per share a ......................   $         68.22   $        16.51               --
                                                                                   =================================================
CLASS R:
   Net assets, at value ........................................................   $    63,802,048   $    7,812,278               --
                                                                                   =================================================
   Shares outstanding ..........................................................           926,911          470,429               --
                                                                                   =================================================
   Net asset value and maximum offering price per share a ......................   $         68.83   $        16.61               --
                                                                                   =================================================
ADVISOR CLASS:
   Net assets, at value ........................................................   $   390,314,123   $    3,380,607   $   32,796,019
                                                                                   =================================================
   Shares outstanding ..........................................................         5,613,246          201,749          743,093
                                                                                   =================================================
   Net asset value and maximum offering price per share a ......................   $         69.53   $        16.76   $        44.14
                                                                                   =================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


96 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2007

                                                                       ----------------------------------
                                                                           FRANKLIN         FRANKLIN
                                                                            MIDCAP          SMALL CAP
                                                                          VALUE FUND       VALUE FUND
                                                                       ----------------------------------
Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ...................................   $    79,164,954   $ 1,036,821,019
     Cost - Sweep Money Fund (Note 7) ..............................         5,421,669        42,464,716
     Cost - Money Market Fund ......................................           200,085       124,973,858
                                                                       ----------------------------------
     Total cost of investments .....................................   $    84,786,708   $ 1,204,259,593
                                                                       ==================================
     Value - Unaffiliated issuers ..................................   $    83,664,918   $ 1,327,967,399
     Value - Sweep Money Fund (Note 7) .............................         5,421,669        42,464,716
     Value - Money Market Fund .....................................           200,085       124,973,858
                                                                       ----------------------------------
     Total value of investments a ..................................        89,286,672     1,495,405,973
   Receivables:
     Investment securities sold ....................................           374,393         2,298,481
     Capital shares sold ...........................................           181,552         2,720,333
     Dividends and interest ........................................            19,428           632,253
                                                                       ----------------------------------
       Total assets ................................................        89,862,045     1,501,057,040
                                                                       ----------------------------------
Liabilities:
   Payables:
     Investment securities purchased ...............................            17,260         7,060,000
     Capital shares redeemed .......................................            65,820         6,745,384
     Affiliates ....................................................            86,706         1,939,079
     Unaffiliated transfer agent fees ..............................            33,727           140,000
     Funds advanced by custodian ...................................                --           251,337
   Payable upon return of securities loaned ........................           200,085       124,973,858
   Accrued expenses and other liabilities ..........................            32,863           176,778
                                                                       ----------------------------------
       Total liabilities ...........................................           436,461       141,286,436
                                                                       ----------------------------------
         Net assets, at value ......................................   $    89,425,584   $ 1,359,770,604
                                                                       ==================================
Net assets consist of:
   Paid-in capital .................................................   $    83,155,367   $ 1,014,715,917
   Undistributed net investment income .............................           742,394         5,729,745
   Net unrealized appreciation (depreciation) ......................         4,499,964       291,146,380
   Accumulated net realized gain (loss) ............................         1,027,859        48,178,562
                                                                       ----------------------------------
         Net assets, at value ......................................   $    89,425,584   $ 1,359,770,604
                                                                       ==================================

 a Includes securities loaned ......................................   $       195,000   $  122,487,796


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 97

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2007

                                                                                -----------------------------
                                                                                  FRANKLIN        FRANKLIN
                                                                                   MIDCAP         SMALL CAP
                                                                                 VALUE FUND      VALUE FUND
                                                                                -----------------------------
CLASS A:
   Net assets, at value .....................................................   $ 72,496,839   $ 849,226,023
                                                                                =============================
   Shares outstanding .......................................................      6,082,281      18,484,578
                                                                                =============================
   Net asset value per share a ..............................................   $      11.92   $       45.94
                                                                                =============================
   Maximum offering price per share (net asset value per share / 94.25%) ....   $      12.65   $       48.74
                                                                                =============================
CLASS B:
   Net assets, at value .....................................................             --   $  71,955,312
                                                                                =============================
   Shares outstanding .......................................................             --       1,639,176
                                                                                =============================
   Net asset value and maximum offering price per share a ...................             --   $       43.90
                                                                                =============================
CLASS C:
   Net assets, at value .....................................................   $ 15,102,841   $ 262,338,804
                                                                                =============================
   Shares outstanding .......................................................      1,278,316       6,048,602
                                                                                =============================
   Net asset value and maximum offering price per share a ...................   $      11.81   $       43.37
                                                                                =============================
CLASS R:
   Net assets, at value .....................................................   $    689,651   $ 110,497,054
                                                                                =============================
   Shares outstanding .......................................................         58,083       2,419,810
                                                                                =============================
   Net asset value and maximum offering price per share a ...................   $      11.87   $       45.66
                                                                                =============================
ADVISOR CLASS:
   Net assets, at value .....................................................   $  1,136,253   $  65,753,411
                                                                                =============================
   Shares outstanding .......................................................         94,803       1,391,238
                                                                                =============================
   Net asset value and maximum offering price per share a ...................   $      11.99   $       47.26
                                                                                =============================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


98 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS
for the year ended October 31, 2007

                                                                                    -----------------------------------------------
                                                                                       FRANKLIN        FRANKLIN         FRANKLIN
                                                                                     BALANCE SHEET     LARGE CAP        MICROCAP
                                                                                    INVESTMENT FUND   VALUE FUND       VALUE FUND
                                                                                    -----------------------------------------------
Investment income:
   Dividends: (net of foreign taxes) a
     Unaffiliated issuers .......................................................   $    62,183,950  $   6,244,858   $   4,550,677
     Non-controlled affiliated issuers (Note 9) .................................         2,706,000             --         623,485
     Sweep Money Fund (Note 7) ..................................................         9,700,432        825,053       4,399,964
   Interest .....................................................................        28,120,045             --         594,857
   Income from securities loaned - net ..........................................           529,338          3,840          46,231
                                                                                    -----------------------------------------------
          Total investment income ...............................................       103,239,765      7,073,751      10,215,214
                                                                                    -----------------------------------------------
Expenses:
   Management fees (Note 3a) ....................................................        23,561,200      1,442,329       3,569,494
   Administrative fees (Note 3b) ................................................                --        545,547              --
   Distribution fees: (Note 3c)
     Class A ....................................................................        11,189,445        618,478       1,200,423
     Class B ....................................................................         1,268,308        206,712              --
     Class C ....................................................................         1,415,670        580,012              --
     Class R ....................................................................           311,575         38,751              --
   Transfer agent fees (Note 3e) ................................................        10,424,742        550,159         591,586
   Custodian fees (Note 4) ......................................................            83,876          4,620           6,963
   Reports to shareholders ......................................................           237,769         42,288          73,648
   Registration and filing fees .................................................           222,957        100,338          35,790
   Professional fees ............................................................           150,187         25,724          39,225
   Trustees' fees and expenses ..................................................           262,458         14,749          27,743
   Other ........................................................................           214,308         10,921          16,170
                                                                                    -----------------------------------------------
          Total expenses ........................................................        49,342,495      4,180,628       5,561,042
          Expense reductions (Note 4) ...........................................           (18,672)            --          (4,061)
                                                                                    -----------------------------------------------
            Net expenses ........................................................        49,323,823      4,180,628       5,556,981
                                                                                    -----------------------------------------------
              Net investment income .............................................        53,915,942      2,893,123       4,658,233
                                                                                    -----------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments
       Unaffiliated issuers .....................................................       385,658,118     13,319,606      50,075,837
       Non-controlled affiliated issuers (Note 9) ...............................           174,932             --       8,071,956
     Closed-end funds distributions .............................................         6,283,839             --              --
     Foreign currency transactions ..............................................            14,681             --           2,879
                                                                                    -----------------------------------------------
           Net realized gain (loss) .............................................       392,131,570     13,319,606      58,150,672
                                                                                    -----------------------------------------------
   Net change in unrealized appreciation (depreciation) on investments ..........       (52,722,539)     3,667,722       2,157,157
                                                                                    -----------------------------------------------
Net realized and unrealized gain (loss) .........................................       339,403,031     16,987,328      60,307,829
                                                                                    -----------------------------------------------
Net increase (decrease) in net assets resulting from operations .................   $   393,324,973  $  19,880,451   $  64,966,062
                                                                                    ===============================================

a Foreign taxes withheld on Dividends ...........................................   $       233,719  $          --   $          --


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 99

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended October 31, 2007

                                                                                      ------------------------------
                                                                                        FRANKLIN         FRANKLIN
                                                                                         MIDCAP         SMALL CAP
                                                                                       VALUE FUND       VALUE FUND
                                                                                      ------------------------------
Investment income:
   Dividends: (net of foreign taxes) a
     Unaffiliated issuers .........................................................   $  2,561,897    $  15,993,673
     Sweep Money Fund (Note 7) ....................................................        147,071        6,164,584
   Interest .......................................................................             --           80,805
   Income from securities loaned - net ............................................          1,120        1,352,015
   Other income ...................................................................         17,869               --
                                                                                      ------------------------------
       Total investment income ....................................................      2,727,957       23,591,077
                                                                                      ------------------------------
Expenses:
   Management fees (Note 3a) ......................................................        547,478        8,025,764
   Administrative fees (Note 3b) ..................................................        148,737               --
   Distribution fees: (Note 3c)
     Class A ......................................................................        210,274        2,214,783
     Class B ......................................................................             --          786,370
     Class C ......................................................................        128,399        2,644,225
     Class R ......................................................................          2,939          434,443
   Transfer agent fees (Note 3e) ..................................................        167,507        3,160,145
   Custodian fees (Note 4) ........................................................          1,256           13,901
   Reports to shareholders ........................................................         16,274          302,478
   Registration and filing fees ...................................................         56,836          203,217
   Professional fees ..............................................................         21,890           43,535
   Trustees' fees and expenses ....................................................          5,089           58,587
   Other ..........................................................................          4,206           33,987
                                                                                      ------------------------------
       Total expenses .............................................................      1,310,885       17,921,435
       Expense reductions (Note 4) ................................................            (48)          (4,560)
       Expenses waived/paid by affiliates (Note 3f) ...............................       (188,353)              --
                                                                                      ------------------------------
         Net expenses .............................................................      1,122,484       17,916,875
                                                                                      ------------------------------
           Net investment income ..................................................      1,605,473        5,674,202
                                                                                      ------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments ..................................................................      1,028,064       48,335,673
     Foreign currency transactions ................................................            244               --
                                                                                      ------------------------------
           Net realized gain (loss) ...............................................      1,028,308       48,335,673
                                                                                      ------------------------------
   Net change in unrealized appreciation (depreciation) on investments ............      1,266,035       50,133,835
                                                                                      ------------------------------
Net realized and unrealized gain (loss) ...........................................      2,294,343       98,469,508
                                                                                      ------------------------------
Net increase (decrease) in net assets resulting from operations ...................   $  3,899,816    $ 104,143,710
                                                                                      ==============================

a Foreign taxes withheld on Dividends .............................................   $      5,880    $      60,907


100 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     ---------------------------------------------------------------
                                                                          FRANKLIN BALANCE SHEET             FRANKLIN LARGE CAP
                                                                             INVESTMENT FUND                    VALUE FUND
                                                                     ---------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,           YEAR ENDED OCTOBER 31,
                                                                          2007             2006             2007           2006
                                                                     ---------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income .......................................   $   53,915,942   $   56,588,037    $  2,893,123   $  2,836,282
     Net realized gain (loss) from investments and
       foreign currency transactions .............................      392,131,570      312,874,727      13,319,606     14,289,026
     Net change in unrealized appreciation
       (depreciation) on investments .............................      (52,722,539)     420,475,081       3,667,722     22,244,595
                                                                     ---------------------------------------------------------------
         Net increase (decrease) in net assets
           resulting from operations .............................      393,324,973      789,937,845      19,880,451     39,369,903
                                                                     ---------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
        Class A ..................................................      (56,124,269)     (30,134,369)     (2,342,258)    (1,623,294)
        Class B ..................................................         (653,600)          (4,205)       (139,377)       (74,198)
        Class C ..................................................         (719,909)              --        (441,613)      (209,593)
        Class R ..................................................         (559,473)        (183,104)        (88,308)       (67,705)
        Advisor Class ............................................       (5,121,199)      (2,639,091)        (49,519)       (10,120)
      Net realized gains:
        Class A ..................................................     (272,064,080)    (158,162,988)     (9,229,421)    (3,686,581)
        Class B ..................................................       (7,883,359)      (4,885,995)     (1,118,742)      (516,819)
        Class C ..................................................       (8,695,351)      (5,405,726)     (3,251,511)    (1,402,885)
        Class R ..................................................       (3,216,294)      (1,240,439)       (394,504)      (163,054)
        Advisor Class ............................................      (20,887,969)     (10,370,636)       (154,969)       (17,076)
                                                                     ---------------------------------------------------------------
   Total distributions to shareholders ...........................     (375,925,503)    (213,026,553)    (17,210,222)    (7,771,325)
                                                                     ---------------------------------------------------------------
   Capital share transactions: (Note 2)
        Class A ..................................................     (221,364,108)    (235,516,707)    (34,902,280)     6,751,040
        Class B ..................................................      (13,171,468)     (10,438,738)     (3,747,506)    (2,604,940)
        Class C ..................................................       (9,795,929)     (12,361,198)    (11,758,318)    (3,219,669)
        Class R ..................................................       12,922,088       15,618,374         (10,654)       (51,703)
        Advisor Class ............................................       54,496,840       38,650,520       1,372,280      1,818,426
                                                                     ---------------------------------------------------------------
   Total capital share transactions ..............................     (176,912,577)    (204,047,749)    (49,046,478)     2,693,154
                                                                     ---------------------------------------------------------------
   Redemption fees ...............................................           38,929           21,619             263          3,521
                                                                     ---------------------------------------------------------------
         Net increase (decrease) in net assets ...................     (159,474,178)     372,885,162     (46,375,986)    34,295,253
Net assets:
   Beginning of year .............................................    5,087,154,980    4,714,269,818     280,033,442    245,738,189
                                                                     ---------------------------------------------------------------
   End of year ...................................................   $4,927,680,802   $5,087,154,980    $233,657,456   $280,033,442
                                                                     ===============================================================
Undistributed net investment income included in
   net assets:
   End of year ...................................................   $   34,346,150   $   43,095,449    $  2,019,069   $  2,187,021
                                                                     ===============================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 101

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     ---------------------------------------------------------------
                                                                           FRANKLIN MICROCAP                  FRANKLIN MIDCAP
                                                                              VALUE FUND                         VALUE FUND
                                                                     ---------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,             YEAR ENDED OCTOBER 31,
                                                                          2007             2006             2007           2006
                                                                     ---------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income .......................................   $    4,658,233   $    5,761,801    $  1,605,473   $     92,441
     Net realized gain (loss) from investments and
       foreign currency transactions .............................       58,150,672       25,575,122       1,028,308        770,294
     Net change in unrealized appreciation (depreciation)
       on investments ............................................        2,157,157       42,049,166       1,266,035      3,712,790
                                                                     ---------------------------------------------------------------
         Net increase (decrease) in net assets
           resulting from operations .............................       64,966,062       73,386,089       3,899,816      4,575,525
                                                                     ---------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
        Class A ..................................................       (6,348,151)      (2,139,633)       (801,821)       (92,384)
        Class C ..................................................               --               --        (122,118)       (18,177)
        Class R ..................................................               --               --          (8,309)          (232)
        Advisor Class ............................................         (225,219)         (17,879)        (15,315)        (3,626)
      Net realized gains:
        Class A ..................................................      (24,824,164)     (32,120,419)       (621,341)            --
        Class C ..................................................               --               --        (132,590)            --
        Class R ..................................................               --               --          (6,141)            --
        Advisor Class ............................................         (747,866)        (268,393)        (10,395)            --
                                                                     ---------------------------------------------------------------
   Total distributions to shareholders ...........................      (32,145,400)     (34,546,324)     (1,718,030)      (114,419)
                                                                     ---------------------------------------------------------------
   Capital share transactions: (Note 2)
        Class A ..................................................      (38,181,352)      (7,634,691)     28,087,583     27,314,789
        Class C ..................................................               --               --       5,312,924      5,323,696
        Class R ..................................................               --               --         523,637         87,880
        Advisor Class ............................................       26,014,141        5,888,410         325,925        256,474
                                                                     ---------------------------------------------------------------
   Total capital share transactions ..............................      (12,167,211)      (1,746,281)     34,250,069     32,982,839
                                                                     ---------------------------------------------------------------
   Redemption fees ...............................................            2,023            5,344             240            789
                                                                     ---------------------------------------------------------------
         Net increase (decrease) in net assets ...................       20,655,474       37,098,828      36,432,095     37,444,734
Net assets:
   Beginning of year .............................................      480,135,382      443,036,554      52,993,489     15,548,755
                                                                     ---------------------------------------------------------------
   End of year ...................................................   $  500,790,856   $  480,135,382    $ 89,425,584   $ 52,993,489
                                                                     ===============================================================
Undistributed net investment income included in net assets:
   End of year ...................................................   $    3,849,999   $    5,762,258    $    742,394   $     84,229
                                                                     ===============================================================


102 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                      ----------------------------------
                                                                                             FRANKLIN SMALL CAP
                                                                                                 VALUE FUND
                                                                                      ----------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
                                                                                           2007              2006
                                                                                      ----------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ........................................................   $    5,674,202    $     2,053,699
     Net realized gain (loss) from investments ....................................       48,335,673         82,385,315
     Net change in unrealized appreciation (depreciation) on investments ..........       50,133,835         66,605,357
                                                                                      ----------------------------------
        Net increase (decrease) in net assets resulting from operations ...........      104,143,710        151,044,371
                                                                                     ----------------------------------
   Distributions to shareholders from:
     Net investment income:
        Class A ...................................................................       (4,407,801)        (1,249,291)
        Class C ...................................................................         (266,542)                --
        Class R ...................................................................         (316,135)            (2,137)
        Advisor Class .............................................................         (505,499)          (230,228)
     Net realized gains:
        Class A ...................................................................      (47,916,137)       (11,713,986)
        Class B ...................................................................       (5,483,021)        (1,831,922)
        Class C ...................................................................      (17,152,546)        (4,598,215)
        Class R ...................................................................       (4,083,147)          (777,290)
        Advisor Class .............................................................       (4,066,624)          (909,171)
                                                                                      ----------------------------------
   Total distributions to shareholders ............................................      (84,197,452)       (21,312,240)
                                                                                      ----------------------------------
   Capital share transactions: (Note 2)
        Class A ...................................................................      134,189,399        137,426,230
        Class B ...................................................................       (8,627,417)        (7,760,789)
        Class C ...................................................................       19,329,728         26,073,793
        Class R ...................................................................       52,776,349         19,764,560
        Advisor Class .............................................................        5,308,474         12,562,742
                                                                                      ----------------------------------
   Total capital share transactions ...............................................      202,976,533        188,066,536
                                                                                      ----------------------------------
   Redemption fees ................................................................           11,128              8,660
                                                                                      ----------------------------------
        Net increase (decrease) in net assets .....................................      222,933,919        317,807,327
Net assets:
   Beginning of year ..............................................................    1,136,836,685        819,029,358
                                                                                      ----------------------------------
   End of year ....................................................................   $1,359,770,604    $ 1,136,836,685
                                                                                      ==================================
Undistributed net investment income included in net assets:
   End of year ....................................................................   $    5,729,745    $     1,872,231
                                                                                      ==================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 103

Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining fund in the Trust is presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-----------------------------------------------------------------------------------------------------
                                CLASS A, CLASS C,             CLASS A, CLASS B, CLASS C,
CLASS A & ADVISOR CLASS         CLASS R & ADVISOR CLASS       CLASS R & ADVISOR CLASS
-----------------------------------------------------------------------------------------------------
Franklin MicroCap Value Fund    Franklin MidCap Value Fund    Franklin Balance Sheet Investment Fund
                                                              Franklin Large Cap Value Fund
                                                              Franklin Small Cap Value Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established


104 | Annual Report

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The Funds may also enter into joint repurchase agreements whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. All repurchase agreements held by the Funds at year end had been entered into on October 31, 2007. Repurchase agreements are valued at cost.


                                                             Annual Report | 105

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statements of Assets and Liabilities.

E. SECURITIES LENDING

The Funds participate in a principal based security lending program and receive a minimum guaranteed payment for their participation, and may receive additional payments based on actual securities loaned. The funds receive cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is held in a segregated account with the funds' custodian on the funds' behalf. The funds bear the risk of loss with respect to the securities loaned and of default of any securities borrower.

F. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


106 | Annual Report

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2007, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                          ----------------------------------------------------------------
                                              FRANKLIN BALANCE SHEET              FRANKLIN LARGE CAP
                                                  INVESTMENT FUND                     VALUE FUND
                                          ----------------------------------------------------------------
                                             SHARES           AMOUNT           SHARES          AMOUNT
                                          ----------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2007
   Shares sold ........................    10,205,917    $   715,192,846      2,011,683    $   33,028,361
   Shares issued in reinvestment
     of distributions .................     4,657,380        313,627,999        635,098        10,250,489
   Shares redeemed ....................   (17,958,437)    (1,250,184,953)    (4,750,957)      (78,181,130)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............    (3,095,140)   $  (221,364,108)    (2,104,176)   $  (34,902,280)
                                          ================================================================


                                                             Annual Report | 107

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          ----------------------------------------------------------------
                                              FRANKLIN BALANCE SHEET              FRANKLIN LARGE CAP
                                                  INVESTMENT FUND                     VALUE FUND
                                          ----------------------------------------------------------------
                                             SHARES           AMOUNT           SHARES          AMOUNT
                                          ----------------------------------------------------------------
CLASS A SHARES: (CONTINUED)
Year ended October 31, 2006
   Shares sold ........................    12,891,805    $   845,679,287      2,814,004    $   43,496,209
   Shares issued in reinvestment
     of distributions .................     2,866,520        178,326,273        315,567         4,720,880
   Shares redeemed ....................   (19,232,574)    (1,259,522,267)    (2,697,428)      (41,466,049)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............    (3,474,249)   $  (235,516,707)       432,143    $    6,751,040
                                          ================================================================
CLASS B SHARES:
Year ended October 31, 2007
   Shares sold ........................        18,712    $     1,292,523         49,864    $      813,952
   Shares issued in reinvestment
     of distributions .................       116,332          7,745,341         70,473         1,128,274
   Shares redeemed ....................      (321,754)       (22,209,332)      (348,441)       (5,689,732)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............      (186,710)   $   (13,171,468)      (228,104)   $   (3,747,506)
                                          ================================================================
Year ended October 31, 2006
   Shares sold ........................        23,446    $     1,520,327        147,257    $    2,254,773
   Shares issued in reinvestment
     of distributions .................        73,065          4,498,614         34,956           519,099
   Shares redeemed ....................      (254,183)       (16,457,679)      (353,458)       (5,378,812)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............      (157,672)   $   (10,438,738)      (171,245)   $   (2,604,940)
                                          ================================================================
CLASS C SHARES:
Year ended October 31, 2007
   Shares sold ........................        63,855    $     4,412,080        420,592    $    6,842,996
   Shares issued in reinvestment
     of distributions .................       128,179          8,546,996        207,457         3,319,293
   Shares redeemed ....................      (331,729)       (22,755,005)    (1,351,589)      (21,920,607)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............      (139,695)   $    (9,795,929)      (723,540)   $  (11,758,318)
                                          ================================================================
Year ended October 31, 2006
   Shares sold ........................        84,896    $     5,511,020        836,352    $   12,933,004
   Shares issued in reinvestment
     of distributions .................        80,627          4,970,581         98,108         1,456,901
   Shares redeemed ....................      (351,032)       (22,842,799)    (1,159,282)      (17,609,574)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............      (185,509)   $   (12,361,198)      (224,822)   $   (3,219,669)
                                          ================================================================
CLASS R SHARES:
Year ended October 31, 2007
   Shares sold ........................       323,636    $    22,820,838        171,390    $    2,782,632
   Shares issued in reinvestment
     of distributions .................        56,372          3,775,767         30,117           482,472
   Shares redeemed ....................      (196,835)       (13,674,517)      (200,935)       (3,275,758)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............       183,173    $    12,922,088            572    $      (10,654)
                                          ================================================================
Year ended October 31, 2006
   Shares sold ........................       368,266    $    24,000,456        188,951    $    2,898,064
   Shares issued in reinvestment
     of distributions .................        22,961          1,422,195         15,529           230,759
   Shares redeemed ....................      (149,863)        (9,804,277)      (208,144)       (3,180,526)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............       241,364    $    15,618,374         (3,664)   $      (51,703)
                                          ================================================================


108 | Annual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          ----------------------------------------------------------------
                                              FRANKLIN BALANCE SHEET              FRANKLIN LARGE CAP
                                                  INVESTMENT FUND                     VALUE FUND
                                          ----------------------------------------------------------------
                                             SHARES           AMOUNT           SHARES          AMOUNT
                                          ----------------------------------------------------------------
ADVISOR CLASS SHARES:
Year ended October 31, 2007
   Shares sold ........................     2,878,564    $   198,925,673        122,383    $    2,051,466
   Shares issued in reinvestment
     of distributions .................        23,747          1,599,836         11,958           192,523
   Shares redeemed ....................    (2,092,642)      (146,028,669)       (52,708)         (871,709)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............       809,669    $    54,496,840         81,633    $    1,372,280
                                          ================================================================
Year ended October 31, 2006 a
   Shares sold ........................     2,723,265    $   178,515,659        143,524    $    2,203,695
   Shares issued in reinvestment
     of distributions .................        10,335            643,072          1,774            26,469
   Shares redeemed ....................    (2,140,148)      (140,508,211)       (25,182)         (411,738)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............       593,452    $    38,650,520        120,116    $    1,818,426
                                          ================================================================

a For the period November 1, 2005 (effective date) to October 31, 2006 for the Franklin Large Cap Value Fund and the Franklin MicroCap Value Fund.

                                          ---------------------------------------------------------------
                                                 FRANKLIN MICROCAP                 FRANKLIN MIDCAP
                                                    VALUE FUND                        VALUE FUND
                                          ---------------------------------------------------------------
                                             SHARES           AMOUNT           SHARES          AMOUNT
                                          ----------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2007
   Shares sold ........................       968,140    $    42,218,982      3,183,325    $   38,241,463
   Shares issued in reinvestment
     of distributions .................       687,607         28,391,274        110,345         1,277,790
   Shares redeemed ....................    (2,491,023)      (108,791,608)      (963,327)      (11,431,670)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............      (835,276)   $   (38,181,352)     2,330,343    $   28,087,583
                                          ================================================================
Year ended October 31, 2006
   Shares sold ........................     1,265,501    $    50,308,408      2,900,257    $   31,140,083
   Shares issued in reinvestment
     of distributions .................       845,219         31,146,329          7,469            77,315
   Shares redeemed ....................    (2,257,232)       (89,089,428)      (360,030)       (3,902,609)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............      (146,512)   $    (7,634,691)     2,547,696    $   27,314,789
                                          ================================================================
CLASS C SHARES:
Year ended October 31, 2007
   Shares sold ........................                                         562,097    $    6,708,329
   Shares issued in reinvestment
     of distributions .................                                          20,476           236,293
   Shares redeemed ....................                                        (137,048)       (1,631,698)
                                                                            ------------------------------
   Net increase (decrease) ............                                         445,525    $    5,312,924
                                                                            ==============================
Year ended October 31, 2006
   Shares sold ........................                                         599,713    $    6,423,322
   Shares issued in reinvestment
     of distributions .................                                           1,602            16,568
   Shares redeemed ....................                                        (103,336)       (1,116,194)
                                                                            ------------------------------
   Net increase (decrease) ............                                         497,979    $    5,323,696
                                                                            ==============================


                                                             Annual Report | 109

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          ----------------------------------------------------------------
                                                 FRANKLIN MICROCAP                 FRANKLIN MIDCAP
                                                    VALUE FUND                        VALUE FUND
                                          ----------------------------------------------------------------
                                             SHARES           AMOUNT           SHARES          AMOUNT
                                          ----------------------------------------------------------------
CLASS R SHARES:
Year ended October 31, 2007
   Shares sold ........................                                          85,469    $      986,194
   Shares issued in reinvestment
     of distributions .................                                           1,220            14,089
   Shares redeemed ....................                                         (40,356)         (476,646)
                                                                            ------------------------------
   Net increase (decrease) ............                                          46,333    $      523,637
                                                                            ==============================
Year ended October 31, 2006
   Shares sold ........................                                          10,104    $      110,266
   Shares issued in reinvestment
     of distributions .................                                              17               174
   Shares redeemed ....................                                          (2,041)          (22,560)
                                                                            ------------------------------
   Net increase (decrease) ............                                           8,080    $       87,880
                                                                            ==============================
ADVISOR CLASS SHARES:
Year ended October 31, 2007
   Shares sold ........................       616,159    $    27,139,357         33,091    $      404,122
   Shares issued in reinvestment
     of distributions .................        23,334            964,134          2,153            25,000
   Shares redeemed ....................       (48,420)        (2,089,350)        (8,446)         (103,197)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............       591,073    $    26,014,141         26,798    $      325,925
                                          ================================================================
Year ended October 31, 2006 a
   Shares sold ........................       192,966    $     7,492,655         27,657    $      298,445
   Shares issued in reinvestment
     of distributions .................         7,745            285,477            336             3,482
   Shares redeemed ....................       (48,691)        (1,889,722)        (4,173)          (45,453)
                                          ----------------------------------------------------------------
   Net increase (decrease) ............       152,020    $     5,888,410         23,820    $      256,474
                                          ================================================================

a For the period November 1, 2005 (effective date) to October 31, 2006 for the Franklin Large Cap Value Fund and the Franklin MicroCap Value Fund.

                                                                            ------------------------------
                                                                                  FRANKLIN SMALL CAP
                                                                                      VALUE FUND
                                                                            ------------------------------
                                                                               SHARES          AMOUNT
                                                                            ------------------------------
CLASS A SHARES:
Year ended October 31, 2007
   Shares sold .........................................................      6,238,565    $  286,883,330
   Shares issued in reinvestment of distributions ......................      1,069,850        47,383,669
   Shares redeemed .....................................................     (4,357,085)     (200,077,600)
                                                                            ------------------------------
   Net increase (decrease) .............................................      2,951,330    $  134,189,399
                                                                            ==============================
Year ended October 31, 2006
   Shares sold .........................................................      6,027,552    $  260,324,245
   Shares issued in reinvestment of distributions ......................        291,303        11,850,223
   Shares redeemed .....................................................     (3,130,472)     (134,748,238)
                                                                            ------------------------------
   Net increase (decrease) .............................................      3,188,383    $  137,426,230
                                                                            ==============================


110 | Annual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                              ---------------------------
                                                                                   FRANKLIN SMALL CAP
                                                                                       VALUE FUND
                                                                              ---------------------------
                                                                                SHARES          AMOUNT
                                                                              ---------------------------
CLASS B SHARES:
Year ended October 31, 2007
   Shares sold ............................................................       63,827    $  2,813,658
   Shares issued in reinvestment of distributions .........................      119,243       5,077,359
   Shares redeemed ........................................................     (374,095)    (16,518,434)
                                                                              ---------------------------
   Net increase (decrease) ................................................     (191,025)   $ (8,627,417)
                                                                              ===========================
Year ended October 31, 2006
   Shares sold ............................................................      129,249    $  5,415,513
   Shares issued in reinvestment of distributions .........................       43,570       1,710,113
   Shares redeemed ........................................................     (357,625)    (14,886,415)
                                                                              ---------------------------
   Net increase (decrease) ................................................     (184,806)   $ (7,760,789)
                                                                              ===========================
CLASS C SHARES:
Year ended October 31, 2007
   Shares sold ............................................................    1,491,241    $ 64,910,723
   Shares issued in reinvestment of distributions .........................      368,482      15,502,022
   Shares redeemed ........................................................   (1,403,086)    (61,083,017)
                                                                              ---------------------------
   Net increase (decrease) ................................................      456,637    $ 19,329,728
                                                                              ===========================
Year ended October 31, 2006
   Shares sold ............................................................    1,576,345    $ 64,957,367
   Shares issued in reinvestment of distributions .........................      105,445       4,097,599
   Shares redeemed ........................................................   (1,045,944)    (42,981,173)
                                                                              ---------------------------
   Net increase (decrease) ................................................      635,846    $ 26,073,793
                                                                              ===========================
CLASS R SHARES:
Year ended October 31, 2007
   Shares sold ............................................................    1,800,705    $ 82,141,499
   Shares issued in reinvestment of distributions .........................       88,779       3,915,153
   Shares redeemed ........................................................     (730,045)    (33,280,303)
                                                                              ---------------------------
   Net increase (decrease) ................................................    1,159,439    $ 52,776,349
                                                                              ===========================
Year ended October 31, 2006
   Shares sold ............................................................      845,521    $ 36,449,462
   Shares issued in reinvestment of distributions .........................       17,017         690,435
   Shares redeemed ........................................................     (406,551)    (17,375,337)
                                                                              ---------------------------
   Net increase (decrease) ................................................      455,987    $ 19,764,560
                                                                              ===========================
ADVISOR CLASS SHARES:
Year ended October 31, 2007
   Shares sold ............................................................    1,275,685    $ 60,553,398
   Shares issued in reinvestment of distributions .........................       91,979       4,180,443
   Shares redeemed ........................................................   (1,201,364)    (59,425,367)
                                                                              ---------------------------
   Net increase (decrease) ................................................      166,300    $  5,308,474
                                                                              ===========================
Year ended October 31, 2006
   Shares sold ............................................................      705,180    $ 30,889,448
   Shares issued in reinvestment of distributions .........................       13,043         542,985
   Shares redeemed ........................................................     (429,816)    (18,869,691)
                                                                              ---------------------------
   Net increase (decrease) ................................................      288,407    $ 12,562,742
                                                                              ===========================


                                                             Annual Report | 111

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------
SUBSIDIARY                                                            AFFILIATION
-------------------------------------------------------------------------------------------------
Franklin Advisory Services, LLC (Advisory Services)                   Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent

A. MANAGEMENT FEES

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.625%               Up to and including $100 million
      0.500%               Over $100 million, up to and including $250 million
      0.450%               Over $250 million, up to and including $10 billion
      0.440%               Over $10 billion, up to and including $12.5 billion
      0.420%               Over $12.5 billion, up to and including $15 billion
      0.400%               In excess of $15 billion

The Franklin Large Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.550%               Up to and including $500 million
      0.450%               Over $500 million, up to and including $1 billion
      0.400%               Over $1 billion, up to and including $1.5 billion
      0.350%               Over $1.5 billion, up to and including $6.5 billion
      0.325%               Over $6.5 billion, up to and including $11.5 billion
      0.300%               Over $11.5 billion, up to and including $16.5 billion
      0.290%               Over $16.5 billion, up to and including $19 billion
      0.280%               Over $19 billion, up to and including $21.5 billion
      0.270%               In excess of $21.5 billion


112 | Annual Report

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.

The Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.750%               Up to and including $500 million
      0.650%               Over $500 million, up to and including $1 billion
      0.600%               Over $1 billion, up to and including $1.5 billion
      0.550%               Over $1.5 billion, up to and including $6.5 billion
      0.525%               Over $6.5 billion, up to and including $11.5 billion
      0.500%               Over $11.5 billion, up to and including $16.5 billion
      0.490%               Over $16.5 billion, up to and including $19 billion
      0.480%               Over $19 billion, up to and including $21.5 billion
      0.470%               In excess of $21.5 billion

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.750%               Up to and including $500 million
      0.625%               Over $500 million, up to and including $1 billion
      0.500%               In excess of $1 billion

B. ADMINISTRATIVE FEES

FT Services provides administrative services to the Funds. Franklin Large Cap Value Fund and Franklin MidCap Value Fund each pay an administrative fee to FT Services of 0.20% per year of their respective average daily net assets. Under an agreement with Advisory Services, the administrative fee for Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund and Franklin Small Cap Value Fund is paid by Advisory Services based on each fund's average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                                                             Annual Report | 113

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                  -------------------------------------------------------------------
                                      FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
                                   BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
                                  INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
                                  -------------------------------------------------------------------
Reimbursement Plans:
Class A .......................         0.25%            --        0.25%           --         0.35%

Compensation Plans:
Class A .......................           --           0.35%         --          0.35%          --
Class B .......................         1.00%          1.00%         --            --         1.00%
Class C .......................         1.00%          1.00%         --          1.00%        1.00%
Class R .......................         0.50%          0.50%         --          0.50%        0.50%

For the Franklin Large Cap Value Fund, Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the period of August 1, 2007 through January 31, 2008.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                            -----------------------------------------
                                                               FRANKLIN        FRANKLIN     FRANKLIN
                                                             BALANCE SHEET    LARGE CAP     MICROCAP
                                                            INVESTMENT FUND   VALUE FUND   VALUE FUND
                                                            -----------------------------------------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..........................          $ 49,130     $ 85,765     $ 26,207
Contingent deferred sales charges retained ..............          $ 87,664     $ 33,002     $  3,117

                                                            ----------------------------
                                                                FRANKLIN       FRANKLIN
                                                                 MIDCAP        SMALL CAP
                                                               VALUE FUND     VALUE FUND
                                                            ----------------------------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..........................         $ 139,911    $ 606,256
Contingent deferred sales charges retained ..............         $   4,466    $ 111,836


114 | Annual Report

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the year ended October 31, 2007, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                   -------------------------------------------------------------------
                                       FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN      FRANKLIN
                                    BALANCE SHEET    LARGE CAP     MICROCAP      MIDCAP      SMALL CAP
                                   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND    VALUE FUND
                                   -------------------------------------------------------------------
Transfer agent fees ............       $ 3,716,820    $ 321,910    $ 359,424     $ 87,623   $ 1,606,154

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisory Services have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through February 28, 2009 for Franklin MidCap Value Fund. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After February 28, 2009, FT Services and Advisory Services may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2007, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended October 31, 2007 and 2006, was as follows:

                                               -----------------------------------------------------------
                                                   FRANKLIN BALANCE SHEET          FRANKLIN LARGE CAP
                                                      INVESTMENT FUND                 VALUE FUND
                                               -----------------------------------------------------------
                                                    2007           2006           2007           2006
                                               -----------------------------------------------------------
Distributions paid from:
   Ordinary income .........................   $  63,492,700   $  36,332,897   $  4,145,978   $  1,984,910
   Long term capital gain ..................     312,432,803     176,693,656     13,064,244      5,786,415
                                               -----------------------------------------------------------
                                               $ 375,925,503   $ 213,026,553   $ 17,210,222   $  7,771,325
                                               ===========================================================

                                               ---------------------------------------------------------
                                                    FRANKLIN MICROCAP              FRANKLIN MIDCAP
                                                       VALUE FUND                    VALUE FUND
                                               ---------------------------------------------------------
                                                   2007           2006           2007           2006
                                               ---------------------------------------------------------
Distributions paid from:
   Ordinary income .........................   $  6,573,370   $  4,377,503   $  1,718,030   $    114,419
   Long term capital gain ..................     25,572,030     30,168,821             --             --
                                               ---------------------------------------------------------
                                               $ 32,145,400   $ 34,546,324   $  1,718,030   $    114,419
                                               =========================================================


                                                             Annual Report | 115

Franklin Value Investors Trust

5. INCOME TAXES (CONTINUED)

                                               ---------------------------
                                                    FRANKLIN SMALL CAP
                                                        VALUE FUND
                                               ---------------------------
                                                   2007           2006
                                               ---------------------------
Distributions paid from:
   Ordinary  income ........................   $ 10,841,175   $  1,481,656
   Long term  capital gain .................     73,356,915     19,830,584
                                               ---------------------------
 ...........................................   $ 84,198,090   $ 21,312,240
                                               ===========================

At October 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                         ---------------------------------------------------
                                                             FRANKLIN           FRANKLIN         FRANKLIN
                                                          BALANCE SHEET         LARGE CAP        MICROCAP
                                                         INVESTMENT FUND       VALUE FUND       VALUE FUND
                                                         ---------------------------------------------------
Cost of investments ..................................   $ 3,006,243,814    $   185,307,422   $ 324,935,664
                                                         ===================================================

Unrealized appreciation ..............................   $ 2,291,045,282    $    60,296,264   $ 209,645,105
Unrealized depreciation ..............................      (207,080,421)        (9,326,347)    (22,830,346)
                                                         ---------------------------------------------------
Net unrealized appreciation (depreciation) ...........   $ 2,083,964,861    $    50,969,917   $ 186,814,759
                                                         ===================================================

Undistributed ordinary income ........................   $    39,009,875    $     5,113,990   $   3,849,999
Undistributed long term capital gains ................       386,925,006         10,223,014      58,037,867
                                                         ---------------------------------------------------
Distributable earnings ...............................   $   425,934,881    $    15,337,004   $  61,887,866
                                                         ===================================================

                                                         -----------------------------------
                                                             FRANKLIN           FRANKLIN
                                                              MIDCAP           SMALL CAP
                                                            VALUE FUND         VALUE FUND
                                                         -----------------------------------
Cost of investments ..................................   $    84,855,714    $ 1,204,411,984
                                                         ===================================

Unrealized appreciation ..............................   $    10,892,327    $   406,452,287
Unrealized depreciation ..............................        (6,461,369)      (115,458,298)
                                                         -----------------------------------
Net unrealized appreciation (depreciation) ...........   $     4,430,958    $   290,993,989
                                                         ===================================

Undistributed ordinary income ........................   $       923,842    $     8,165,418
Undistributed long term capital gains ................           889,210         45,895,282
                                                         -----------------------------------
Distributable earnings ...............................   $     1,813,052    $    54,060,700
                                                         ===================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and investments in partnerships.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


116 | Annual Report

Franklin Value Investors Trust

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the year ended October 31, 2007, were as follows:

                     ------------------------------------------------------------------------------
                         FRANKLIN         FRANKLIN       FRANKLIN       FRANKLIN        FRANKLIN
                      BALANCE SHEET      LARGE CAP       MICROCAP        MIDCAP        SMALL CAP
                     INVESTMENT FUND     VALUE FUND     VALUE FUND     VALUE FUND      VALUE FUND
                     ------------------------------------------------------------------------------
Purchases ........   $   293,095,556   $  57,707,232   $ 42,279,132   $ 38,791,407   $ 284,649,022
Sales ............   $   505,797,115   $ 102,527,963   $ 84,383,895   $  8,761,382   $  77,188,874

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2007, the Franklin MicroCap Value Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

-------------------------------------------------------------------------------------------------------
                                                                 ACQUISITION
    SHARES       ISSUER                                              DATE         COST         VALUE
-------------------------------------------------------------------------------------------------------
FRANKLIN MICROCAP VALUE FUND
        94,800   Allen Organ Co., Contingent Distribution ....       9/07/06   $1,544,292   $1,496,892
       495,000   Black River BancVenture Inc. ................       8/13/07    4,950,000    4,455,000
        94,800   LandCo Real Estate LLC, Liquidating Trust ...       9/07/06      240,792      240,792
                                                                                            -----------
                 TOTAL RESTRICTED SECURITIES (1.24% of Net Assets) ......................   $6,192,684
                                                                                            ===========


                                                             Annual Report | 117

Franklin Value Investors Trust

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Balance Sheet Investment Fund and the Franklin MicroCap Value Fund for the year ended October 31, 2007, were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF                           NUMBER OF
                                            SHARES HELD                         SHARES HELD      VALUE                    REALIZED
                                           AT BEGINNING    GROSS       GROSS       AT END       AT END      INVESTMENT    CAPITAL
NAME OF ISSUER                                OF YEAR    ADDITIONS  REDUCTIONS    OF YEAR       OF YEAR       INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET INVESTMENT FUND
NON-CONTROLLED AFFILIATES
Champps Entertainment Inc. a ............       920,000         --     920,000           --  $         --   $       --  $    55,847
Dollar Thrifty Automotive Group Inc. ....     1,763,067         --          --    1,763,067    60,825,811           --           --
Furmanite Corp. .........................     2,800,000         --      17,000    2,783,000    34,537,030           --      119,085
Furniture Brands International Inc. .....     2,675,000    575,000          --    3,250,000    39,162,500    1,848,000           --
KGen Power Corp., 144A ..................            --  4,400,000          --    4,400,000    72,600,000           --           --
Syms Corp. ..............................     1,430,000         --          --    1,430,000    20,334,600      858,000           --
Tecumseh Products Co., A ................     1,085,000         --          --    1,085,000    19,605,950           --           --
Tecumseh Products Co., B ................       310,000         --          --      310,000     5,025,100           --           --
                                                                                             ---------------------------------------
TOTAL NON-CONTROLLED AFFILIATES (5.12% of Net Assets) .....................................  $252,090,991   $2,706,000  $   174,932
                                                                                             =======================================
FRANKLIN MICROCAP VALUE FUND
NON-CONTROLLED AFFILIATES
ACMAT Corp., A ..........................       392,800         --          --      392,800  $  9,957,480   $       --  $        --
American Pacific Corp. ..................       610,000     66,300          --      676,300    12,694,151           --           --
Black River BancVenture Inc. ............            --    495,000          --      495,000     4,455,000           --           --
Cobra Electronics Corp. .................        32,480    343,820          --      376,300     2,318,008       32,768           --
Continental Materials Corp. .............        99,500      9,500          --      109,000     3,171,900           --           --
Delta Apparel Inc. ......................       680,000         --          --      680,000    11,084,000      136,000           --
Duckwall-ALCO Stores Inc. ...............       230,000         --       2,500      227,500     8,310,575           --       67,878
Espey Manufacturing & Electronics
  Corp. .................................       156,000         --          --      156,000     3,541,200       94,380           --
GTSI Corp. ..............................       298,249    198,891       9,000      488,140     5,428,117           --       25,620
Hardinge Inc. ...........................       900,991         --     248,491      652,500    21,095,325      164,803    5,807,418
International Shipholding Corp. .........       474,800         --          --      474,800    10,303,160           --           --
Merchants Group Inc. ....................       160,800         --     160,800           --            -- b    115,884    2,342,458
Nashua Corp. ............................       477,930         --     120,000      357,930     4,363,167           --     (171,418)
Omega Protein Corp. .....................           --   1,000,000          --    1,000,000    10,000,000           --           --
Proliance International Inc. ............       823,800         --          --      823,800     2,067,738           --           --
Rockford Corp. ..........................       575,000         --          --      575,000     1,207,500           --           --
S&K Famous Brands Inc. ..................       255,500         --          --      255,500     2,938,250           --           --
Tandy Brands Accessories Inc. ...........       540,000         --          --      540,000     5,756,400       79,650           --
                                                                                             ---------------------------------------
TOTAL NON-CONTROLLED AFFILIATES (23.70% of Net Assets) ....................................  $118,691,971   $  623,485  $ 8,071,956
                                                                                             =======================================

a Champps Entertainment Inc. was acquired by F & H Acquisition Corp.

b As of October 31, 2007, no longer an affiliate.


118 | Annual Report

Franklin Value Investors Trust

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (FIN 48), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period beginning after December 15, 2006. The Trust believes the adoption of FIN 48 will have no material impact on its financial statements.


                                                             Annual Report | 119

Franklin Value Investors Trust

11. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


120 | Annual Report

Franklin Value Investors Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN VALUE INVESTORS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, Franklin MicroCap Value Fund, Franklin MidCap Value Fund and Franklin Small Cap Value Fund (separate portfolios of Franklin Value Investors Trust hereafter referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 18, 2007


                                                             Annual Report | 121

Franklin Value Investors Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2007:

     -----------------------------------------------------------------------
         FRANKLIN        FRANKLIN      FRANKLIN     FRANKLIN      FRANKLIN
      BALANCE SHEET     LARGE CAP      MICROCAP      MIDCAP      SMALL CAP
     INVESTMENT FUND    VALUE FUND    VALUE FUND   VALUE FUND    VALUE FUND
     -----------------------------------------------------------------------
       $386,932,073    $10,223,775   $58,037,938   $ 889,210    $45,895,282

Under Section 871(k)(2)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2007:

     -----------------------------------------------------------------------
         FRANKLIN        FRANKLIN      FRANKLIN     FRANKLIN      FRANKLIN
      BALANCE SHEET     LARGE CAP      MICROCAP      MIDCAP      SMALL CAP
     INVESTMENT FUND    VALUE FUND    VALUE FUND   VALUE FUND    VALUE FUND
     -----------------------------------------------------------------------
        $4,679,289     $ 3,095,829   $        --   $  207,860   $ 2,440,390

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2007.

     -----------------------------------------------------------------------
         FRANKLIN        FRANKLIN      FRANKLIN     FRANKLIN      FRANKLIN
      BALANCE SHEET     LARGE CAP      MICROCAP      MIDCAP      SMALL CAP
     INVESTMENT FUND    VALUE FUND    VALUE FUND   VALUE FUND    VALUE FUND
     -----------------------------------------------------------------------
          95.29%           100%         70.12%        100%          100%

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2007.

     -----------------------------------------------------------------------
         FRANKLIN        FRANKLIN      FRANKLIN     FRANKLIN      FRANKLIN
      BALANCE SHEET     LARGE CAP      MICROCAP      MIDCAP      SMALL CAP
     INVESTMENT FUND    VALUE FUND    VALUE FUND   VALUE FUND    VALUE FUND
     -----------------------------------------------------------------------
       $63,406,033     $ 6,196,748   $ 4,609,405   $2,539,413   $15,184,479

In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2007.

     -----------------------------------------------------------------------
         FRANKLIN        FRANKLIN      FRANKLIN     FRANKLIN      FRANKLIN
      BALANCE SHEET     LARGE CAP      MICROCAP      MIDCAP      SMALL CAP
     INVESTMENT FUND    VALUE FUND    VALUE FUND   VALUE FUND    VALUE FUND
     -----------------------------------------------------------------------
       $20,401,067       $485,881    $ 2,007,009    $112,255    $        --


122 | Annual Report

Franklin Value Investors Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK T. CROHN (1924)            Trustee           Since 1989            7                         FORMERLY, Director, Unity
One Franklin Parkway                                                                               Mutual Life Insurance Company
San Mateo, CA 94403-1906                                                                           (until May 2006).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Eastport Lobster & Fish Company; and FORMERLY, Chief Executive Officer and Chairman, Financial Benefit Life Insurance
Company (insurance and annuities) (until 1996); Chief Executive Officer, National Benefit Life Insurance Co. (insurance)
(1963-1982); and Director, AmVestors Financial Corporation (until 1997).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)       Trustee           Since 2001            14                        Franklin Templeton Emerging
One Franklin Parkway                                                                               Markets
San Mateo, CA 94403-1906                                                                           Debt Opportunities Fund PLC and
                                                                                                   Fiduciary International Ireland
                                                                                                   Limited.
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)         Trustee           Since 1989            14                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Trustee           Since 2004            33                        El Oro and Exploration Co.,
One Franklin Parkway                                                                               p.l.c. (investments) and
San Mateo, CA 94403-1906                                                                           ARC Wireless Solutions, Inc.
                                                                                                   (wireless components and
                                                                                                   network products).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 123

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)      Trustee,          Trustee and           7                         None
One Parker Plaza, 9th Floor      President and     President since
Fort Lee, NJ 07024               Chief             1989 and Chief
                                 Executive         Executive Officer
                                 Officer -         - Investment
                                 Investment        Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief             Chief Compliance      Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice
                                 Vice President    President - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice       Since 2002            Not Applicable            Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


124 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)            Secretary         Since 2005            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin Mutual
Advisers, LLC and Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1989            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer         Since October         Not Applicable            Not Applicable
500 East Broward Blvd.                             2007
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)         Vice President    Since 2006            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 125

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial   Since 2004            Not Applicable            Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** William J. Lippman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK T. CROHN AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. CROHN, WHO CURRENTLY IS A DIRECTOR OF VARIOUS COMPANIES AND CHAIRS THE FUND'S AUDIT COMMITTEE, QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS BUSINESS BACKGROUND AND EXPERIENCE, WHICH INCLUDES SERVICE AS CHIEF EXECUTIVE OFFICER OF NATIONAL BENEFIT LIFE INSURANCE COMPANY (1963-1982), CHIEF EXECUTIVE OFFICER OF FINANCIAL BENEFIT LIFE INSURANCE COMPANY (1982-1996), AND SERVICE AS A DIRECTOR OF AMVESTORS FINANCIAL CORPORATION UNTIL 1997. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. CROHN HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. CROHN IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


126 | Annual Report

Franklin Value Investors Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                             Annual Report | 127

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
   Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                              Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

      WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com.
      See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN VALUE INVESTORS TRUST

INVESTMENT MANAGER

Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FVIT A2007 12/07



                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                      OCTOBER 31, 2007
--------------------------------------------------------------------------------

                                                  A series of Franklin Value
                                                  Investors Trust

--------------------------------------------------------------------------------
          ANNUAL REPORT AND SHAREHOLDER LETTER                  SECTOR
--------------------------------------------------------------------------------

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                       FRANKLIN
                  ALL CAP VALUE FUND                   Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the annual report

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
   Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                              Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Franklin All Cap Value Fund ...............................................    3

Performance Summary .......................................................    7

Your Fund's Expenses ......................................................   10

Financial Highlights and Statement of Investments .........................   12

Financial Statements ......................................................   19

Notes to Financial Statements .............................................   23

Report of Independent Registered Public Accounting Firm ...................   31

Tax Designation ...........................................................   32

Board Members and Officers ................................................   33

Shareholder Information ...................................................   37

--------------------------------------------------------------------------------
Annual Report

Franklin All Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin All Cap Value Fund seeks long-term total return by investing primarily in equity securities of companies of any size that we believe are undervalued at the time of purchase and have the potential for capital appreciation.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This inaugural annual report for Franklin All Cap Value Fund covers the period from inception on June 1, 2007, through October 31, 2007.

PERFORMANCE OVERVIEW

Franklin All Cap Value Fund - Class A posted a -4.80% cumulative total return for the period since inception on June 1, 2007, through October 31, 2007. For the same period, the Fund underperformed its benchmark, the Russell 3000(R) Value Index, which fell 2.98%, and the Standard & Poor's 500 Index (S&P 500), which rose +1.93%. 1 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. You can find the Fund's performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the period from June 1, 2007, through October 31, 2007, the U.S. economy grew moderately. Growth was supported by relatively low core inflation, consumer spending, some improving economic data and corporate earnings reports. Counterbalancing these positive factors were mixed inflation signals, diminished liquidity in the financial markets and concerns about a national housing market decline and its potential spillover effects.

1. Source: Standard & Poor's Micropal. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indices are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                                                               Annual Report | 3

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 10/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Energy                                                                    18.0%

Capital Goods                                                             15.4%

Insurance                                                                  8.9%

Retailing                                                                  7.7%

Materials                                                                  6.7%

Consumer Durables & Apparel                                                6.4%

Utilities                                                                  5.0%

Commercial Services & Supplies                                             4.0%

Diversified Financials                                                     3.6%

Transportation                                                             3.3%

Banks                                                                      2.9%

Food & Staples Retailing                                                   2.5%

Technology Hardware & Equipment                                            2.2%

Food, Beverage & Tobacco                                                   2.1%

Other                                                                      1.9%

Short-Term Investments & Other Net Assets                                  9.4%

The unemployment rate increased from 4.5% at the beginning of the period to 4.7% in October 2007. 2 Although consumer confidence in July neared a six-year high, it declined through period-end and the pace of consumer spending slowed as worries about the housing slump and high gasoline prices made individuals more cautious. After a welcome drop in energy costs during the latter half of 2006, oil prices established a new record high in October, crossing $94 per barrel in response to perceived tight supply and high demand for oil, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. For the 12 months ended October 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.2%, which was also its 10-year average rate. 2

Liquidity and financing became difficult to obtain in some corporate credit markets, which dampened the outlook for economic growth. In response, the Federal Reserve Board (Fed) lowered the federal funds target rate 75 basis points to 4.50% from 5.25% during the period. The 10-year Treasury note yield fell from 4.90% at the beginning of the period to 4.48% on October 31, 2007.

In mid-July, equity markets set new records amid generally strong first quarter corporate earnings reports. However, volatility picked up in the second half of July and August due to investor concerns about the housing market, lending environment and mixed second quarter earnings reports. Major stock indices recovered from early September losses in the wake of Fed actions mid-month. For the period from June 1, 2007, through October 31, 2007, the blue chip stocks of the Dow Jones Industrial Average posted a total return of +3.03%, the broader S&P 500 gained +1.93%, and the technology-heavy NASDAQ Composite Index rose +10.03%. 3 The information technology, energy and materials sectors performed particularly well. Growth stocks outperformed their value counterparts, as measured by the Russell 3000 Growth Index, which gained +5.95%, and Russell 3000 Value Index, which fell 2.98%. 4

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P
500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

4. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. See footnote 1 for a description of the Russell 3000 Value Index.


4 | Annual Report

INVESTMENT STRATEGY

Our goal is to invest in equity securities of companies of any size that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund will invest in companies with valuable intangibles not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

MANAGER'S DISCUSSION

During the period under review, the energy sector was the most significant contributor to Fund performance as oil prices reached all-time highs. Since the Fund's inception on June 1, 2007, through period-end, some of the portfolio's best performing holdings were oil services company PHI, exploration and production companies Apache and Occidental Petroleum, and specialty chemicals producer American Pacific.

Several of the Fund's holdings were negatively affected by housing market weakness and concerns about the economic condition of the U.S. consumer. Such holdings included mortgage insurer The PMI Group, retailer Tuesday Morning and boat manufacturer Brunswick.

The Fund was launched with $2 million and experienced steady net inflows, ending the period with $8.97 million. We used a portion of the proceeds to invest in securities that fit our value criteria. We liquidated five positions during the period because we became less confident about their future business prospects. As of October 31, 2007, the Fund held 85 equity positions.

We are excited about the potential for investors to profit from the Fund's distinct focus on financially strong, out-of-favor, inexpensive securities regardless of size.

TOP 10 EQUITY HOLDINGS
10/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
PHI Inc.                                                                    3.0%
   ENERGY
--------------------------------------------------------------------------------
Kelly Services Inc., A                                                      2.5%
   COMMERCIAL SERVICES & SUPPLIES
--------------------------------------------------------------------------------
Wal-Mart Stores Inc.                                                        2.5%
   FOOD & STAPLES RETAILING
--------------------------------------------------------------------------------
General Electric Co.                                                        2.0%
   CAPITAL GOODS
--------------------------------------------------------------------------------
Apache Corp.                                                                2.0%
   ENERGY
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                  1.8%
   ENERGY
--------------------------------------------------------------------------------
Embraer-Empresa Brasileira de
Aeronautica SA, ADR (Brazil)                                                1.7%
   CAPITAL GOODS
--------------------------------------------------------------------------------
Dover Corp.                                                                 1.7%
   CAPITAL GOODS
--------------------------------------------------------------------------------
Brady Corp., A                                                              1.6%
   CAPITAL GOODS
--------------------------------------------------------------------------------
State Street Corp.                                                          1.6%
   DIVERSIFIED FINANCIALS
--------------------------------------------------------------------------------


                                                               Annual Report | 5

Thank you for your participation in Franklin All Cap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]          /s/ William J. Lippman

                             William J. Lippman
                             Co-Portfolio Manager

[PHOTO OMITTED]          /s/ Steven B. Raineri

                             Steven B. Raineri
                             Co-Portfolio Manager

                             Bruce C. Baughman, CPA
                             Margaret McGee
                             Donald G. Taylor, CPA

                             Portfolio Management Team
                             Franklin All Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

Performance Summary as of 10/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: N/A)                    CHANGE          10/31/07        6/1/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.48             $9.52        $10.00
--------------------------------------------------------------------------------
CLASS C (SYMBOL: N/A)                    CHANGE          10/31/07        6/1/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.50             $9.50        $10.00
--------------------------------------------------------------------------------
CLASS R (SYMBOL: N/A)                    CHANGE          10/31/07        6/1/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.48             $9.52        $10.00
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)              CHANGE          10/31/07        6/1/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.46             $9.54        $10.00
--------------------------------------------------------------------------------


                                                               Annual Report | 7

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                                      INCEPTION (6/1/07)
--------------------------------------------------------------------------------
Cumulative Total Return 2                                            -4.80%
--------------------------------------------------------------------------------
Aggregate Total Return 3                                            -10.27%
--------------------------------------------------------------------------------
Aggregate Total Return (9/30/07) 4                                  -11.50%
--------------------------------------------------------------------------------
Value of $10,000 Investment 5                                       $8,973
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
--------------------------------------------------------------------------------
      Without Waiver                     1.63%
--------------------------------------------------------------------------------
      With Waiver                        1.25%
--------------------------------------------------------------------------------
CLASS C                                                      INCEPTION (6/1/07)
--------------------------------------------------------------------------------
Cumulative Total Return 2                                            -5.10%
--------------------------------------------------------------------------------
Aggregate Total Return 3                                             -6.05%
--------------------------------------------------------------------------------
Aggregate Total Return (9/30/07) 4                                   -7.24%
--------------------------------------------------------------------------------
Value of $10,000 Investment 5                                       $9,395
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
--------------------------------------------------------------------------------
      Without Waiver                     2.28%
--------------------------------------------------------------------------------
      With Waiver                        1.90%
--------------------------------------------------------------------------------
CLASS R                                                      INCEPTION (6/1/07)
--------------------------------------------------------------------------------
Cumulative Total Return 2                                            -4.80%
--------------------------------------------------------------------------------
Aggregate Total Return 3                                             -4.80%
--------------------------------------------------------------------------------
Aggregate Total Return (9/30/07) 4                                   -6.10%
--------------------------------------------------------------------------------
Value of $10,000 Investment 5                                       $9,520
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
--------------------------------------------------------------------------------
      Without Waiver                     1.78%
--------------------------------------------------------------------------------
      With Waiver                        1.40%
--------------------------------------------------------------------------------
ADVISOR CLASS                                                INCEPTION (6/1/07)
--------------------------------------------------------------------------------
Cumulative Total Return 2                                            -4.60%
--------------------------------------------------------------------------------
Aggregate Total Return 3                                             -4.60%
--------------------------------------------------------------------------------
Aggregate Total Return (9/30/07) 4                                   -5.90%
--------------------------------------------------------------------------------
Value of $10,000 Investment 5                                       $9,540
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
--------------------------------------------------------------------------------
      Without Waiver                     1.28%
--------------------------------------------------------------------------------
      With Waiver                        0.90%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 10/31/08.


8 | Annual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. WHILE SMALLER AND MIDSIZE COMPANIES MAY OFFER SUBSTANTIAL OPPORTUNITIES FOR CAPITAL GROWTH, THEY ALSO INVOLVE HEIGHTENED RISKS AND SHOULD BE CONSIDERED SPECULATIVE. HISTORICALLY, SMALLER AND MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY INVEST UP TO 25% OF ITS INITIAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. HOWEVER, THE MANAGERS CURRENTLY INTEND TO LIMIT FOREIGN INVESTMENTS TO NO MORE THAN 15% OF THE FUND'S TOTAL ASSETS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund's total return would have been lower.

2. Cumulative total return represents the change in value of an investment over the period indicated.

3. Aggregate total return represents the change in value of an investment over the period indicated. Since the Fund has existed for less than one year, average annual total returns are not available.

4. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                               Annual Report | 9

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT                     EXPENSES PAID DURING PERIOD*
                                               VALUE ACTUAL 6/1/07   ENDING ACCOUNT     ACTUAL 6/1/07-10/31/07
CLASS A                                        HYPOTHETICAL 5/1/07   VALUE 10/31/07   HYPOTHETICAL 5/1/07-10/31/07
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $  952.00                 $5.08
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,015.62                 $5.25
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $  950.00                 $7.71
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,012.91                 $7.96
------------------------------------------------------------------------------------------------------------------
CLASS R
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $  952.00                 $5.69
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,014.99                 $5.87
------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $  954.00                 $3.66
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,017.07                 $3.78
------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.25%; C: 1.90%; R: 1.40%; and
Advisor: 0.90%), multiplied by the average account value over the period, multiplied by (Hypothetical) 184/365 to reflect the one-half year period. For actual expenses, the multiplier is 152/365 to reflect the number of days since inception.


                                                              Annual Report | 11

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ALL CAP VALUE FUND

                                                                                          --------------------
                                                                                              PERIOD ENDED
                                                                                           OCTOBER 31, 2007 d
                                                                                          --------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................        $ 10.00
                                                                                          --------------------
Income from investment operations a:
   Net investment income b ............................................................           0.02
   Net realized and unrealized gains (losses) .........................................          (0.50)
                                                                                          --------------------
Total from investment operations ......................................................          (0.48)
                                                                                          --------------------
Redemption fees .......................................................................             -- e
                                                                                          --------------------
Net asset value, end of period ........................................................        $  9.52
                                                                                          ====================

Total return c ........................................................................          (4.80)%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates .....................................           3.91% f
Expenses net of waiver and payments by affiliates .....................................           1.25% f,g
Net investment income (loss) ..........................................................           0.50% f

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................................        $ 7,138
Portfolio turnover rate ...............................................................           5.38%

a The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d For the period June 1, 2007 (commencement of operations) to October 31, 2007.

e Amount rounds to less than $0.01 per share.

f Annualized.

g Benefit of expense reduction rounds to less than 0.01%.


12 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

                                                                                          --------------------
                                                                                              PERIOD ENDED
                                                                                           OCTOBER 31, 2007 d
                                                                                          --------------------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................        $ 10.00
                                                                                          --------------------
Income from investment operations a:
   Net investment income (loss) b .....................................................          (0.01)
   Net realized and unrealized gains (losses) .........................................          (0.49)
                                                                                          --------------------
Total from investment operations ......................................................          (0.50)
                                                                                          --------------------
Redemption fees .......................................................................             -- e
                                                                                          --------------------
Net asset value, end of period ........................................................        $  9.50
                                                                                          ====================

Total return c ........................................................................          (5.10)%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates .....................................           4.56% f
Expenses net of waiver and payments by affiliates .....................................           1.90% f,g
Net investment income (loss) ..........................................................          (0.15)% f

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................................        $   847
Portfolio turnover rate ...............................................................           5.38%

a The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d For the period June 1, 2007 (commencement of operations) to October 31, 2007.

e Amount rounds to less than $0.01 per share.

f Annualized.

g Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

                                                                                          --------------------
                                                                                              PERIOD ENDED
                                                                                           OCTOBER 31, 2007 d
                                                                                          --------------------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................        $ 10.00
                                                                                          --------------------
Income from investment operations a:
   Net investment income b ............................................................           0.02
   Net realized and unrealized gains (losses) .........................................          (0.50)
                                                                                          --------------------
Total from investment operations ......................................................          (0.48)
                                                                                          --------------------
Redemption fees .......................................................................             -- e
                                                                                          --------------------
Net asset value, end of period ........................................................        $  9.52
                                                                                          ====================

Total return c ........................................................................          (4.80)%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates .....................................           4.06% f
Expenses net of waiver and payments by affiliates .....................................           1.40% f,g
Net investment income .................................................................           0.35% f

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................................        $    10
Portfolio turnover rate ...............................................................           5.38%

a The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due tof the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d For the period June 1, 2007 (commencement of operations) to October 31, 2007.

e Amount rounds to less than $0.01 per share.

f Annualized.

g Benefit of expense reduction rounds to less than 0.01%.


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

                                                                                          --------------------
                                                                                              PERIOD ENDED
                                                                                           OCTOBER 31, 2007 d
                                                                                          --------------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................        $ 10.00
                                                                                          --------------------
Income from investment operations a:
   Net investment income b ............................................................           0.04
   Net realized and unrealized gains (losses) .........................................          (0.50)
                                                                                          --------------------
Total from investment operations ......................................................          (0.46)
                                                                                          --------------------
Redemption fees .......................................................................             -- e
                                                                                          --------------------
Net asset value, end of period ........................................................        $  9.54
                                                                                          ====================

Total return c ........................................................................          (4.60)%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates .....................................           3.56% f
Expenses net of waiver and payments by affiliates .....................................           0.90% f,g
Net investment income .................................................................           0.85% f

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................................        $   979
Portfolio turnover rate ...............................................................           5.38%

a The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due tof the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d For the period June 1, 2007 (commencement of operations) to October 31, 2007.

e Amount rounds to less than $0.01 per share.

f Annualized.

g Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN ALL CAP VALUE FUND                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 90.6%
   COMMON STOCKS 90.6%
   BANKS 2.9%
   Beverly Hills Bancorp Inc. ......................................................................        2,600   $        16,302
   Fannie Mae ......................................................................................          800            45,632
   The PMI Group Inc. ..............................................................................        2,100            33,663
   TrustCo Bank Corp. NY ...........................................................................        8,450            89,063
   U.S. Bancorp ....................................................................................        2,200            72,952
                                                                                                                    ----------------
                                                                                                                            257,612
                                                                                                                    ----------------

   CAPITAL GOODS 15.4%
   Brady Corp., A ..................................................................................        4,000           147,600
   Carlisle Cos. Inc. ..............................................................................        2,450            96,652
   Dover Corp. .....................................................................................        3,300           151,800
   Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) ......................................        3,200           156,064
   Franklin Electric Co. Inc. ......................................................................        1,300            56,641
   General Electric Co. ............................................................................        4,300           176,988
   Illinois Tool Works Inc. ........................................................................        1,300            74,438
   Kennametal Inc. .................................................................................          700            63,847
   Oshkosh Truck Corp. .............................................................................          700            37,940
   Roper Industries Inc. ...........................................................................          550            38,946
   Trinity Industries Inc. .........................................................................        1,500            54,210
   United Technologies Corp. .......................................................................        1,750           134,032
   Universal Forest Products Inc. ..................................................................        2,800           100,268
   Wabash National Corp. ...........................................................................        9,200            93,380
                                                                                                                    ----------------
                                                                                                                          1,382,806
                                                                                                                    ----------------

   COMMERCIAL SERVICES & SUPPLIES 4.0%
   ABM Industries Inc. .............................................................................        3,921            92,222
   Healthcare Services Group Inc. ..................................................................        1,725            37,881
   Kelly Services Inc., A ..........................................................................       10,850           228,175
                                                                                                                    ----------------
                                                                                                                            358,278
                                                                                                                    ----------------

   CONSUMER DURABLES & APPAREL 6.4%
   Brunswick Corp. .................................................................................        4,600           102,626
   Fortune Brands Inc. .............................................................................        1,300           108,901
   Leggett & Platt Inc. ............................................................................        3,900            75,777
   M.D.C. Holdings Inc. ............................................................................        2,800           113,428
 a Russ Berrie and Co. Inc. ........................................................................        4,500            78,750
   Tandy Brands Accessories Inc. ...................................................................        9,200            98,072
                                                                                                                    ----------------
                                                                                                                            577,554
                                                                                                                    ----------------

   DIVERSIFIED FINANCIALS 3.6%
   Bank of America Corp. ...........................................................................        1,300            62,764
   Citigroup Inc. ..................................................................................        1,000            41,900
   Lehman Brothers Holdings Inc. ...................................................................        1,150            72,841
   State Street Corp. ..............................................................................        1,800           143,586
                                                                                                                    ---------------
                                                                                                                            321,091
                                                                                                                    ----------------

   ENERGY 18.0%
   Apache Corp. ....................................................................................        1,700           176,477
 a Bristow Group Inc. ..............................................................................        2,250           112,253
   CARBO Ceramics Inc. .............................................................................        2,100            94,332


16 | Annual Report

Franklin Value Investors Trust

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN ALL CAP VALUE FUND                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   COMMON STOCKS (CONTINUED)
   ENERGY (CONTINUED)
   Chesapeake Energy Corp. .........................................................................        3,350   $       132,258
   ENSCO International Inc. ........................................................................        2,450           135,950
 a Helix Energy Solutions Group Inc. ...............................................................        2,750           127,187
   Occidental Petroleum Corp. ......................................................................        2,400           165,720
   Overseas Shipholding Group Inc. .................................................................        1,500           111,600
   Peabody Energy Corp. ............................................................................        1,400            73,073
 a PHI Inc., non-voting ............................................................................        7,700           266,420
   Teekay Corp. (Bahamas) ..........................................................................        1,500            83,925
 a Unit Corp. ......................................................................................        2,900           138,533
                                                                                                                    ----------------
                                                                                                                          1,617,728
                                                                                                                    ----------------

   FOOD & STAPLES RETAILING 2.5%
   Wal-Mart Stores Inc. ............................................................................        4,900           221,529
                                                                                                                    ----------------
   FOOD, BEVERAGE & TOBACCO 2.1%
   The Hershey Co. .................................................................................          950            40,955
 a Omega Protein Corp. .............................................................................        2,400            24,000
 a Smithfield Foods Inc. ...........................................................................        4,200           120,414
                                                                                                                    ----------------
                                                                                                                            185,369
                                                                                                                    ----------------
   HEALTH CARE EQUIPMENT & SERVICES 1.1%
   Hillenbrand Industries Inc. .....................................................................        1,800            99,396
                                                                                                                    ----------------
   HOUSEHOLD & PERSONAL PRODUCTS 0.5%
   The Procter & Gamble Co. ........................................................................          600            41,712
                                                                                                                    ----------------
   INSURANCE 8.9%
   AFLAC Inc. ......................................................................................        1,150            72,197
   American International Group Inc. ...............................................................        1,000            63,120
   Aspen Insurance Holdings Ltd. ...................................................................        1,850            50,616
   Chubb Corp. .....................................................................................        1,700            90,695
   IPC Holdings Ltd. ...............................................................................        3,500           104,685
   Kansas City Life Insurance Co. ..................................................................        2,400           111,912
   Old Republic International Corp. ................................................................        8,300           127,239
   Security Capital Assurance Ltd. .................................................................        4,500            59,040
   StanCorp Financial Group Inc. ...................................................................        2,100           115,773
                                                                                                                    ----------------
                                                                                                                            795,277
                                                                                                                    ----------------

   MATERIALS 6.7%
 a American Pacific Corp. ..........................................................................        6,700           125,759
   Bemis Co. Inc. ..................................................................................        3,300            92,928
   Gerdau Ameristeel Corp. (Canada) ................................................................        6,800            92,208
   Glatfelter ......................................................................................        4,000            64,280
   Nucor Corp. .....................................................................................        1,550            96,131
   Praxair Inc. ....................................................................................          500            42,740
   Steel Dynamics Inc. .............................................................................        1,700            90,474
                                                                                                                    ----------------
                                                                                                                            604,520
                                                                                                                    ----------------

   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.3%
   Pharmaceutical Product Development Inc. .........................................................          700            29,568
                                                                                                                    ----------------


                                                              Annual Report | 17

Franklin Value Investors Trust

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN ALL CAP VALUE FUND                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   COMMON STOCKS (CONTINUED)
   RETAILING 7.7%
   Brown Shoe Co. Inc. .............................................................................        5,500   $       112,200
   Christopher & Banks Corp. .......................................................................        7,400           101,528
   Fred's Inc. .....................................................................................        8,500            90,100
   Group 1 Automotive Inc. .........................................................................          600            18,630
   Haverty Furniture Cos. Inc. .....................................................................       10,000            85,000
   J.C. Penney Co. Inc. ............................................................................        1,600            89,984
 a Pier 1 Imports Inc. .............................................................................        6,795            34,587
   Tuesday Morning Corp. ...........................................................................       10,000            76,200
 a Zale Corp. ......................................................................................        4,000            84,320
                                                                                                                    ----------------
                                                                                                                            692,549
                                                                                                                    ----------------

   TECHNOLOGY HARDWARE & EQUIPMENT 2.2%
 a Benchmark Electronics Inc. ......................................................................        4,150            85,117
 a GTSI Corp. ......................................................................................       10,400           115,648
                                                                                                                    ----------------
                                                                                                                            200,765
                                                                                                                    ----------------

   TRANSPORTATION 3.3%
   J.B. Hunt Transport Services Inc. ...............................................................          700            19,404
 a P.A.M. Transportation Services Inc. .............................................................        8,200           136,612
   Southwest Airlines Co. ..........................................................................        9,900           140,679
                                                                                                                    ----------------
                                                                                                                            296,695
                                                                                                                    ----------------

   UTILITIES 5.0%
   Avista Corp. ....................................................................................        6,500           143,325
   DTE Energy Co. ..................................................................................        2,250           111,600
   IDACORP Inc. ....................................................................................        2,600            90,714
   Sierra Pacific Resources ........................................................................        6,000           101,220
                                                                                                                    ----------------
                                                                                                                            446,859
                                                                                                                    ----------------
   TOTAL COMMON STOCKS (COST $8,282,525) ...........................................................                      8,129,308
                                                                                                                    ----------------
   SHORT TERM INVESTMENT (COST $851,272) 9.5%
   MONEY MARKET FUND 9.5%
 b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.69% ............................      851,272           851,272
                                                                                                                    ----------------
   TOTAL INVESTMENTS (COST $9,133,797) 100.1% ......................................................                      8,980,580
   OTHER ASSETS, LESS LIABILITIES (0.1)% ...........................................................                         (7,783)
                                                                                                                    ----------------
   NET ASSETS 100.0% ...............................................................................                $     8,972,797
                                                                                                                    ================

SELECTED PORTFOLIO ABBREVIATION

ADR - American Depository Receipt

a Non-income producing for the twelve months ended October 31, 2007.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2007

                                                                                                                    ----------------
                                                                                                                        FRANKLIN
                                                                                                                        ALL CAP
                                                                                                                       VALUE FUND
                                                                                                                    ----------------
Assets:
   Investments in securities:
     Cost - Unaffiliated issuers .........................................................................          $     8,282,525
     Cost - Sweep Money Fund (Note 7) ....................................................................                  851,272
                                                                                                                    ----------------
     Total cost of investments ...........................................................................          $     9,133,797
                                                                                                                    ================
     Value - Unaffiliated issuers ........................................................................          $     8,129,308
     Value - Sweep Money Fund (Note 7) ...................................................................                  851,272
                                                                                                                    ----------------
     Total value of investments ..........................................................................                8,980,580
   Receivables:
     Investment securities sold ..........................................................................                    5,261
     Capital shares sold .................................................................................                   96,579
     Dividends ...........................................................................................                    3,444
     Due from investment manager .........................................................................                   47,682
   Offering costs ........................................................................................                   45,228
                                                                                                                    ----------------
       Total assets ......................................................................................                9,178,774
                                                                                                                    ----------------
Liabilities:
   Payables:
     Investment securities purchased .....................................................................                  125,114
     Capital shares redeemed .............................................................................                   35,343
     Affiliates ..........................................................................................                    5,999
   Accrued expenses and other liabilities ................................................................                   39,521
                                                                                                                    ----------------
       Total liabilities .................................................................................                  205,977
                                                                                                                    ----------------
         Net assets, at value ............................................................................          $     8,972,797
                                                                                                                    ----------------
Net assets consist of:
   Paid-in capital .......................................................................................          $     9,169,680
   Undistributed net investment income ...................................................................                   27,455
   Net unrealized appreciation (depreciation) ............................................................                 (153,217)
   Accumulated net realized gain (loss) ..................................................................                  (71,121)
                                                                                                                    ----------------
         Net assets, at value ............................................................................          $     8,972,797
                                                                                                                    ================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Franklin Value Investors Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2007

                                                                                                                    ----------------
                                                                                                                        FRANKLIN
                                                                                                                        ALL CAP
                                                                                                                       VALUE FUND
                                                                                                                    ----------------
CLASS A:
   Net assets, at value ..................................................................................          $     7,137,698
                                                                                                                    ================
   Shares outstanding ....................................................................................                  749,692
                                                                                                                    ================
   Net asset value per share a ...........................................................................          $          9.52
                                                                                                                    ================
   Maximum offering price per share (net asset value / 94.25%) ...........................................          $         10.10
                                                                                                                    ================
CLASS C:
   Net assets, at value ..................................................................................          $       846,789
                                                                                                                    ================
   Shares outstanding ....................................................................................                   89,179
                                                                                                                    ================
   Net asset value and maximum offering price per share a ................................................          $          9.50
                                                                                                                    ================
CLASS R:
   Net assets, at value ..................................................................................          $         9,517
                                                                                                                    ================
   Shares outstanding ....................................................................................                    1,000
                                                                                                                    ================
   Net asset value and maximum offering price per share a ................................................          $          9.52
                                                                                                                    ================
ADVISOR CLASS:
   Net assets, at value ..................................................................................          $       978,793
                                                                                                                    ================
   Shares outstanding ....................................................................................                  102,595
                                                                                                                    ================
   Net asset value and maximum offering price per share a ................................................          $          9.54
                                                                                                                    ================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

STATEMENT OF OPERATIONS
For the period June 1, 2007 (commencement of operations) to October 31, 2007

                                                                                                                    ----------------
                                                                                                                        FRANKLIN
                                                                                                                        ALL CAP
                                                                                                                       VALUE FUND
                                                                                                                    ----------------
Investment income:
   Dividends (net of foreign taxes of $159)
     Unaffiliated issuers ................................................................................          $        31,426
     Sweep Money Fund (Note 7) ...........................................................................                   11,416
   Interest ..............................................................................................                      253
                                                                                                                    ----------------
       Total investment income ...........................................................................                   43,095
                                                                                                                    ----------------
Expenses:
   Management fees (Note 3a) .............................................................................                   12,688
   Administrative fees (Note 3b) .........................................................................                    4,907
   Distribution fees: (Note 3c)
     Class A .............................................................................................                    6,897
     Class C .............................................................................................                    1,886
     Class R .............................................................................................                       20
   Transfer agent fees (Note 3e) .........................................................................                    6,514
   Custodian fees (Note 4) ...............................................................................                       40
   Reports to shareholders ...............................................................................                    6,812
   Registration and filing fees ..........................................................................                    1,179
   Professional fees .....................................................................................                   21,975
   Trustees' fees and expenses ...........................................................................                       70
   Amortization of offering costs ........................................................................                   32,276
   Other .................................................................................................                      954
                                                                                                                    ----------------
       Total expenses ....................................................................................                   96,218
       Expense reductions (Note 4) .......................................................................                       (6)
       Expenses waived/paid by affiliates (Note 3f) ......................................................                  (65,277)
                                                                                                                    ----------------
         Net expenses ....................................................................................                   30,935
                                                                                                                    ----------------
           Net investment income .........................................................................                   12,160
                                                                                                                    ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments .........................................................................................                  (71,121)
     Foreign currency transactions .......................................................................                        3
                                                                                                                    ----------------
           Net realized gain (loss) ......................................................................                  (71,118)
                                                                                                                    ----------------
     Net change in unrealized appreciation (depreciation) on investments .................................                 (153,217)
                                                                                                                    ----------------
Net realized and unrealized gain (loss) ..................................................................                 (224,335)
                                                                                                                    ----------------
Net increase (decrease) in net assets resulting from operations ..........................................          $      (212,175)
                                                                                                                    ================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                 -------------------
                                                                                                                   FRANKLIN ALL CAP
                                                                                                                      VALUE FUND
                                                                                                                 -------------------
                                                                                                                     PERIOD ENDED
                                                                                                                 OCTOBER 31, 2007 a
                                                                                                                 -------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ...............................................................................        $          12,160
     Net realized gain (loss) from investments and foreign currency transactions .........................                  (71,118)
     Net change in unrealized appreciation (depreciation) on investments .................................                 (153,217)
                                                                                                                 -------------------
       Net increase (decrease) in net assets resulting from operations ...................................                 (212,175)
                                                                                                                 -------------------
   Capital share transactions (Note 2)
     Class A .............................................................................................                7,312,010
     Class C .............................................................................................                  862,548
     Class R .............................................................................................                   10,000
     Advisor Class .......................................................................................                1,000,367
                                                                                                                 -------------------
   Total capital share transactions ......................................................................                9,184,925
                                                                                                                 -------------------
   Redemption fees .......................................................................................                       47
                                                                                                                 -------------------
       Net increase (decrease) in net assets .............................................................                8,972,797
Net assets:
   Beginning of period ...................................................................................                       --
   End of period .........................................................................................        $       8,972,797
                                                                                                                 -------------------
Undistributed net investment income included in net assets:
   End of period .........................................................................................        $          27,455
                                                                                                                  ==================

a For the period June 1, 2007 (commencement of operations) to October 31, 2007.


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN ALL CAP VALUE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Franklin All Cap Value Fund (the Fund) included in this report is diversified. The financial statements of the remaining five funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                                                              Annual Report | 23

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


24 | Annual Report

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

H. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.


                                                              Annual Report | 25

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2007, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                     ------------------------
                                           PERIOD ENDED
                                         OCTOBER 31, 2007 a
                                     ------------------------
                                       SHARES      AMOUNT
                                     ------------------------
CLASS A SHARES:
   Shares sold ...................     803,935   $ 7,832,682
   Shares redeemed ...............     (54,243)     (520,672)
                                     ------------------------
   Net increase (decrease) .......     749,692   $ 7,312,010
                                     ========================

CLASS C SHARES:
   Shares sold ...................      94,457   $   912,684
   Shares redeemed ...............      (5,278)      (50,136)
                                     ------------------------
   Net increase (decrease) .......      89,179   $   862,548
                                     ========================

CLASS R SHARES:
   Shares sold ...................       1,000   $    10,000
   Shares redeemed ...............          --            --
                                     ------------------------
   Net increase (decrease) .......       1,000   $    10,000
                                     ========================

ADVISOR CLASS SHARES:
   Shares sold ...................     107,349   $ 1,046,114
   Shares redeemed ...............      (4,754)      (45,747)
                                     ------------------------
   Net increase (decrease) .......     102,595   $ 1,000,367
                                     ========================

a For the period June 1, 2007 (commencement of Operations) to October 31, 2007.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------
SUBSIDIARY                                                            AFFILIATION
-------------------------------------------------------------------------------------------------
Franklin Advisory Services, LLC (Advisory Services)                   Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent


26 | Annual Report

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.550%               Up to and including $500 million
      0.450%               Over $500 million, up to and including $1 billion
      0.400%               Over $1 billion, up to and including $1.5 billion
      0.350%               Over $1.5 billion, up to and including $6.5 billion
      0.325%               Over $6.5 billion, up to and including $11.5 billion
      0.300%               Over $11.5 billion, up to and including $16.5 billion
      0.290%               Over $16.5 billion, up to and including $19 billion
      0.280%               Over $19 billion, up to and including $21.5 billion
      0.270%               In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A, C and R compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ................................................   0.35%
Class C ................................................   1.00%
Class R ................................................   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ...................................................   $13,784
Contingent deferred sales charges retained ..........................   $     2


                                                              Annual Report | 27

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended October 31, 2007, the Fund paid transfer agent fees of $6,514, of which $3,044 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisory Services have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through February 28, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After February 28, 2009, FT Services and Advisory Services may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended October 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At October 31, 2007, the cost of investments, net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments ..........................................   $ 9,133,797
                                                                 ============
Unrealized appreciation ......................................   $   388,536
Unrealized depreciation ......................................      (541,753)
                                                                 ------------
Net unrealized appreciation (depreciation) ...................   $  (153,217)
                                                                 ============
Distributable earnings - Undistributed ordinary income .......   $    27,455
                                                                 ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and offering costs.

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2007, the Fund had tax basis capital losses of $71,121 expiring in 2015.


28 | Annual Report

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2007, aggregated $8,667,197 and $318,812, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.


                                                              Annual Report | 29

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

9. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (FIN 48), as required, on January 1, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


30 | Annual Report

Franklin Value Investors Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN ALL CAP VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin All Cap Value Fund (the "Fund") at October 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 18, 2007


                                                              Annual Report | 31

Franklin Value Investors Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN ALL CAP VALUE FUND

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $31,585 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2007.

In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


32 | Annual Report

Franklin Value Investors Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK T. CROHN (1924)            Trustee           Since 1989           7                         FORMERLY, Director, Unity Mutual
One Franklin Parkway                                                                              Life Insurance Company (until May
San Mateo, CA 94403-1906                                                                          2006).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Eastport Lobster & Fish Company; and FORMERLY, Chief Executive Officer and Chairman, Financial Benefit Life Insurance
Company (insurance and annuities) (until 1996); Chief Executive Officer, National Benefit Life Insurance Co. (insurance)
(1963-1982); and Director, AmVestors Financial Corporation (until 1997).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)       Trustee           Since 2001           14                        Franklin Templeton Emerging
One Franklin Parkway                                                                              Markets Debt Opportunities Fund
San Mateo, CA 94403-1906                                                                          PLC and Fiduciary International
                                                                                                  Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)         Trustee           Since 1989           14                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Trustee           Since 2004           33                        El Oro and Exploration Co., p.l.c.
One Franklin Parkway                                                                              (investments) and ARC Wireless
San Mateo, CA 94403-1906                                                                          Solutions, Inc. (wireless
                                                                                                  components and network products).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)      Trustee,          Trustee and          7                         None
One Parker Plaza, 9th Floor      President and     President since
Fort Lee, NJ 07024               Chief             1989 and Chief
                                 Executive         Executive Officer
                                 Officer -         - Investment
                                 Investment        Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice
                                 Vice President    President - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice       Since 2002           Not Applicable            Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)            Secretary         Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin Mutual
Advisers, LLC and Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1989           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer         Since October        Not Applicable            Not Applicable
500 East Broward Blvd.                             2007
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)         Vice President    Since 2006           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial   Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** William J. Lippman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK T. CROHN AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. CROHN, WHO CURRENTLY IS A DIRECTOR OF VARIOUS COMPANIES AND CHAIRS THE FUND'S AUDIT COMMITTEE, QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS BUSINESS BACKGROUND AND EXPERIENCE, WHICH INCLUDES SERVICE AS CHIEF EXECUTIVE OFFICER OF NATIONAL BENEFIT LIFE INSURANCE COMPANY (1963-1982), CHIEF EXECUTIVE OFFICER OF FINANCIAL BENEFIT LIFE INSURANCE COMPANY (1982-1996), AND SERVICE AS A DIRECTOR OF AMVESTORS FINANCIAL CORPORATION UNTIL 1997. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. CROHN HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. CROHN IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


36 | Annual Report

Franklin Value Investors Trust

SHAREHOLDER INFORMATION

FRANKLIN ALL CAP VALUE FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 37

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

    [LOGO](R)
FRANKLIN TEMPLETON                              One Franklin Parkway
    INVESTMENTS                                 San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN ALL CAP VALUE FUND

INVESTMENT MANAGER

Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

448 A2007 12/07

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $206,080 for the fiscal year ended October 31, 2007 and $174,845 for the fiscal year ended October 31, 2006.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item
4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended October 31, 2007 and $0 for the fiscal year ended October 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2007 and $3,740 for the fiscal year ended October 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs
(a)-(c) of Item 4 were $0 for the fiscal year ended October
31, 2007 and $172,121 for the fiscal year ended October 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connect with the investment management contract renewal process.


(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended October 31, 2007 and $175,861 for the fiscal year ended October 31, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND
PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 27, 2007


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    December 27, 2007